Exhibit (c)(11)

Confidential

DRAFT

Draft of Presentation to the Board of Directors of

CONGO

FEBRUARY 26, 2001

CREDIT SUISSE FIRST BOSTON

Confidential

TABLE OF CONTENTS

DRAFT

CREDIT SUISSE | FIRST BOSTON

PORTFOLIO SUMMARY

DRAFT

CONGO PROPERTY SUMMARY

Congo's is comprised of 70 wholly owned properties consisting of 9.5 million square feet and $59.8 million of NOI.(1)

CONGO NOI/GLA BY PORTFOLIO

	Properties	2000A NOI	GLA
Strip Centers	37	$31,242,903.0	4,680,592 sf
Redevelopment Assets	2	708,346.0	515,767
Outlet Portfolio 1	20	15,789,107.0	2,502,375
Outlet Portfolio 2 (2)	11	12,040,630.0	1,807,068
Total	70	$59,780,986.0	9,505,802 sf

(2) Includes three Strip Centers

- ► NOI is split evenly between the Outlet Portfolio and the Community Centers.
- ► Only $2.4 million of NOI is currently unencumbered.
- ► The majority of the properties are encumbered by individual mortgages.

2000A NOI BY PROPERTY TYPE

	Community Center	Outlet center	Total
Strip Centers	$31,242,903	–	$31,242,903
Redevelopment Assets	–	$708,346	708,346
Outlet Portfolio 1	–	15,789,107	15,789,107
Outlet Portfolio 2 (2)	3,061,905	8,978,725	12,040,630
Total	$34,304,808	$25,476,178	$59,780,986

2000A NOI BY ENCUMBRANCE

	CDC	Mortgage	REMIC	Securitization	Short Mortgage	Unencumbered	Total
Strip Centers	$3,836,908	$21,470,242	$2,454,119	–	$1,756,981	$1,724,653	$31,242,903
Redevelopment Assets	866,484	–	(158,138)	–	–	–	708,346
Outlet Portfolio 1	(1,155)	–	15,146,989	–	–	643,273	15,789,107
Outlet Portfolio 2 (2)	–	–	–	$12,040,630	–	–	12,040,630
Total	$4,702,237	$21,470,242	$17,442,970	$12,040,630	$1,756,981	$2,367,926	$59,780,986

Note: As of December 2000.

(1) Park Place and Falls Pointe, development JV's, are not included in this total and will be valued at book value for the remainder of our analysis.

CREDIT SUISSE | FIRST BOSTON

COMMUNITY SHOPPING CENTER PORTFOLIO SUMMARY

DRAFT

The Community Shopping Center portfolio consists of 37 stabilized properties in six states comprising 4.7 million square feet and generated $31.2 million of NOI in 2000.(1)

NOI/GLA BREAKDOWN BY STATE

State	Properties	GLA	% of GLA	2000A NOI	% of NOI
AL	1	525,505	11.23%	$2,720,038	8.71%
FL	7	957,837	20.46	6,226,953	19.93
GA	2	229,781	4.91	1,805,717	5.78
NC	14	1,372,869	29.33	7,805,770	24.98
SC	6	811,045	17.33	7,938,267	25.41
VA	7	783,555	16.74	4,746,158	15.19
Total	37	4,680,592	100.00%	$31,242,903	100.00%

NOI BY STATE


VA
$4,746,158
AL
$2,720,038
FL
$6,226,953
SC
$7,938,267
GA
$1,805,717
NC
$7,805,770
15.19%
8.71%
19.93%
25.41%
5.78%
24.98%

NOI BY STATE AND ENCUMBRANCE

State	CDC	Mortgage	REMIC	Short Mortgage	Unencum-bered	Total
AL	-	$2,720,038	-	-	-	$2,720,038
FL	1,393,205	3,250,442	719,313	-	863,993	6,226,953
GA	-	-	-	1,756,981	48,736	1,805,717
NC	989,608	5,345,457	1,470,705	0	-	7,805,770
SC	1,454,095	5,672,248	-	-	811,924	7,938,267
VA	-	4,482,057	264,101	-	-	4,746,158
Total	$3,836,908	$21,470,242	$2,454,119	$1,756,981	$1,724,653	$31,242,903

- The Community Center Portfolio in concentrated in the Southeast
- This portfolio generated $31.2 million of NOI in 2000
- Only $1.7 million of the NOI is unencumbered representing 95% encumbrance

(1) Does not include Park Place and Falls Pointe.

CREDIT SUISSE | FIRST BOSTON

DRAFT

PORTFOLIO BREAKDOWN

17 of the 37 properties in the community center portfolio have projected NOI decreasing in 2001

COMMUNITY SHOPPING CENTERS

Name	City	State	Gross Leasable Area	Debt	Occupancy @ 2/15/01	2000A NOI	2001P NOI
Bolling Creek	Roanoke Rapids	NC	41,090	Mortgage	100.0%	$177,735	$201,288
Braves Village	Myrtle Beach	SC	59,762	CDC	94.5%	501,218	391,410
Brookneal Commons	Brookneal	VA	28,161	Mortgage	100.0%	153,002	151,712
Celebration at Six Forks	Raleigh	NC	125,937	Mortgage	83.9%	993,692	926,817
Crossroads at Mandarin	Jacksonville	FL	72,136	CDC	90.9%	380,317	405,209
Dukes Plaza	Harrisonburg	VA	139,956	Mortgage	91.0%	663,512	622,180
Durham Festival	Durham	NC	131,825	Mortgage	100.0%	940,173	941,025
Eastgate Plaza	Pennsacola	FL	181,910	CDC	90.1%	1,012,888	1,115,582
Eastgate Shopping Center	Raleigh	NC	52,575	Mortgage	100.0%	398,791	441,238
Food Lion Plaza Shopping Center	Petersburg	VA	50,280	REMIC	87.1%	264,101	200,733
Gateway Plaza	Wilson	NC	167,207	CDC	100.0%	989,608	987,605
Grove Park Shopping Center	Orangeburg	SC	106,617	CDC	96.9%	551,499	527,352
Hollywood Festival	Hollywood	FL	135,056	Mortgage	76.9%	619,262	709,269
Keysville Square Shopping Center	Keysville	VA	40,227	Mortgage	100.0%	217,275	212,886
Lake Point Center	West Palm Beach	FL	119,570	Mortgage	97.7%	1,173,319	1,202,211
Lake Washington Crossing	Melbourne	FL	119,208	Unencumbered	91.5%	863,993	914,820
Lenoir I	Lenoir	NC	94,841	Mortgage	100.0%	436,688	785,703
Lenoir II	Lenoir	NC	49,398	REMIC	100.0%	320,082	NA
Market Square	Danville	VA	55,909	Mortgage	97.9%	309,764	268,210
Merchants Festival Centre	Marietta	GA	151,820	Short Mortgage	98.1%	1,756,981	1,666,744
Millpond Village/2001	Cary	NC	NA	Short Mortgage	NA	0	1,815,610
Mobile Festival	Mobile	AL	525,505	Mortgage	83.8%	2,720,038	2,542,733
Mount Pleasant Towne Centre	Mount Pleasant	SC	427,270	Mortgage	95.6%	5,239,897	5,586,591
Oakland Park Festival Centre	Oakland Park	FL	132,226	REMIC	81.6%	719,313	735,056
Patriot's Plaza	Mount Pleasant	SC	115,632	Unencumbered	94.2%	811,924	804,159
Peak Plaza	Apex	NC	67,498	Mortgage	91.1%	477,744	568,965
Robertson Corners	Walterboro	SC	47,640	CDC	100.0%	401,378	379,516
Shoreside Center	Kitty Hawk	NC	144,389	Mortgage	99.0%	663,217	698,281
South Cobb Festival Centre	Smyrna	GA	77,961	Unencumbered	100.0%	48,736	59,054
Square One Center	Jensen Beach	FL	197,731	Mortgage	94.8%	1,457,861	1,447,472
Stanton Square	Greenville	NC	125,094	REMIC	98.0%	502,967	696,223
Tower Shopping Center	Raleigh	NC	153,077	REMIC	90.0%	647,656	762,377
Towne Square	Roanoke	VA	301,561	Mortgage	91.4%	1,985,020	1,831,330
University Mall	Blacksburg	VA	167,461	Mortgage	100.0%	1,153,484	1,081,763
University Plaza	Pembroke	NC	38,600	Mortgage	90.7%	250,167	245,809
University Shoppes	Conway	SC	54,124	Mortgage	98.3%	432,351	439,843
Waverly Place	Cary	NC	181,338	Mortgage	76.4%	1,007,250	1,385,103
Total			4,680,592		92.3%	$31,242,903	$33,751,879

CREDIT SUISSE | FIRST BOSTON

PORTFOLIO HISTORICAL PERFORMANCE

The number of properties in the Community Center Portfolio has increased from 25 in 1998 to 37 in 2000.

	Year Ended December 31,		
	1998 (1)	1999 (2)	2000
REVENUES			
Base rents	$16,107,993	$27,006,659	$34,324,661
Percentage rents	261,519	459,647	1,004,596
Total Recoveries	3,322,626	5,713,058	7,271,257
Credit loss	-236,759	-946,581	-323,263
Total Other Tenant Revenue	562,660	91,825	129,052
Total Revenue	$20,018,040	$32,324,608	$42,406,302
OPERATING EXPENSES			
Common area maintenance	1,637,715	3,043,259	4,046,136
Utilities	313,684	677,763	835,372
Utilities recovery	-96,486	-69,311	-119,723
Real estate taxes	1,681,111	2,792,567	3,575,245
Insurance	363,620	440,583	581,080
Marketing	-6,798	-12,322	18,863
Ground Lease Payment	0	0	0
Management fee	0	1,068,354	1,712,940
Other	147,550	137,260	513,486
Total Operating Expenses	4,040,396	8,078,153	11,163,399
NET OPERATING INCOME	**$15,977,644**	**$24,246,456**	**$31,242,903**
OTHER EXPENSES			
Straight-line rents	-60,131	64,549	0
Depreciation & amortization	3,094,406	6,519,127	9,441,602
General & administrative	221,277	105,454	49,379
Interest, net	8,012,607	11,154,454	16,147,022
(Gain)/Loss on sale of assets	0	0	0
Other	0	0	0
Net income	**$4,709,483**	**$6,402,873**	**$5,604,900**

(1) 19 properties in the Community Center Portfolio had not been acquired or were not generating significant NOI in 1998.
(2) 6 properties in the Community Center Portfolio had not been acquired or were not generating significant NOI in 1999.

DRAFT

PORTFOLIO PROJECTIONS

The 10-year CAGR for NOI is 2.2% according to the Company's projections. Increase of NOI in 2002 of $4 million is a result of projected lease-up in 2001.

	Year Ending December 31,										
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	CAGR
REVENUES											
Total Base Rent	$37,566,840	$41,254,249	$41,983,142	$42,360,338	$42,892,146	$43,120,144	$43,652,270	$44,461,559	$43,801,859	$44,475,349	2.0%
Total Percentage Rent	375,026	368,706	368,614	365,023	375,988	370,457	377,525	390,863	247,150	219,905	(4.6%)
Total Recoveries	8,469,380	9,406,764	9,724,040	9,984,713	10,206,415	10,399,300	10,740,095	11,076,303	11,051,261	11,311,225	3.7%
Total Vacancy Allowance and Credit Loss	(465,500)	(512,055)	(521,935)	(527,157)	(531,904)	(535,334)	(542,855)	(552,030)	(550,155)	(559,846)	2.3%
Other Income	79,681	82,026	84,081	86,203	88,840	92,505	97,112	102,950	96,424	100,443	2.9%
Total Revenues	$46,025,428	$50,599,690	$51,638,143	$52,269,120	$53,031,485	$53,447,072	$54,324,147	$55,479,445	$54,646,539	$55,547,075	2.3%
OPERATING EXPENSES											
Common Area Maintenance/Utilities	$5,140,077	$5,283,297	$5,414,420	$5,548,831	$5,686,614	$5,826,853	$5,972,633	$6,121,048	$6,075,937	$6,226,960	2.3%
Real Estate Taxes	4,024,171	4,125,192	4,228,752	4,334,913	4,443,742	4,555,304	4,669,670	4,786,910	4,839,932	4,961,458	2.6%
Insurance	634,821	656,699	673,194	690,103	707,439	725,210	743,428	762,102	754,723	773,685	2.4%
Management Fee	1,882,878	2,068,424	2,110,920	2,136,827	2,168,056	2,185,240	2,221,262	2,268,581	2,232,165	2,268,830	2.3%
Other Operating Expenses	591,603	858,027	869,517	882,879	896,578	911,625	925,027	939,798	936,862	951,939	6.8%
Total Operating Expenses	$12,273,549	$12,991,639	$13,296,803	$13,593,554	$13,902,428	$14,204,231	$14,532,020	$14,878,439	$14,839,619	$15,182,873	2.6%
Net Operating Income	$33,751,878	$37,608,050	$38,341,340	$38,675,566	$39,129,057	$39,242,840	$39,792,127	$40,601,007	$39,806,920	$40,364,202	2.2%
% Increase		11.4%	1.9%	0.9%	1.2%	0.3%	1.4%	2.0%	(2.0%)	1.4%	
CAPITAL EXPENDITURES											
Tenant Improvements	($5,766,563)	($433,243)	($229,601)	($336,452)	($623,307)	($643,794)	($591,195)	($380,064)	($451,376)	($721,342)	
Leasing Commissions	(41,386)	(307,333)	(337,469)	(425,996)	(397,649)	(905,648)	(650,063)	(534,996)	(710,179)	(639,318)	
Total Other Capital Items	(940,904)	(125,866)	(126,592)	(126,834)	(131,569)	(134,810)	(134,810)	(134,810)	(134,810)	(139,997)	
Total Capital Expenditures	($6,748,852)	($866,442)	($693,662)	($889,283)	($1,152,525)	($1,684,252)	($1,576,068)	($1,049,870)	($1,296,365)	($1,500,657)	(8.6%)
Total Cash Flow	$27,003,026	$36,741,608	$37,647,678	$37,786,283	$37,976,532	$37,558,588	$38,216,059	$39,551,137	$38,510,555	$38,863,546	4.9%

CREDIT SUISSE | FIRST BOSTON

KEY CONSIDERATIONS/ISSUES

CSFB has not yet reviewed the Community Center projections in detail.

- **CSFB has not been able to do a thorough review of the Community Center projections**
- **Certain global drivers of the projections need to be reviewed by CSFB**

  The projections include substantial lease-up in 2001 which needs to be reviewed by CSFB with regard to prospective tenants

  The projections indicate that $7 million must be spent for tenant improvement and leasing commissions in 2001
- **The stabilized portfolio is currently 92.3% occupied**

  A portion of the increased NOI is generated from the lease-up of current development projects

  The development project assumptions need to be reviewed
- **The majority of the Community Center properties have been acquired in the last few years**

CONSEQUENCE OF STATUS QUO

Congo could continue with the status quo and attempt to maximize returns through selling off outlet centers and through general cultivation of its portfolio.

Issues to Consider

- The Company is majority owned by an institutional investor

  The remaining float is small and represents a minority stake in the company which would not likely receive a control premium

- The Contingent Value Rights (CVRs) that were part of the institutional investment creates an overhang as Congo may be required to issue additional shares or pay cash in order to abide by the agreement

  The agreement calls for the investor to double their investment by 2004. If they do not, Congo must pay them the difference with a cap of the value of 4.5 million shares of Congo

  At the current price, Congo would need to issue 4.5 million additional shares to honor the agreement

- Congo is currently not covered by any research analysts.

  Difficult to obtain institutional interest to purchase shares of stock

- Image Twin

  Current strategy in regards to e-commerce is critical as real estate buyers do not wish to speculate on the Internet by purchasing a REIT

- Developments / Redevelopments

  The developments / redevelopments and vacant land are dilutive to earnings in the near term

CONSEQUENCE OF STATUS QUO (CONT'D)

DRAFT

Congo could continue with the status quo and attempt to maximize returns through selling off factory centers and through the general cultivation of its portfolio.

Advantages

- Avoids material change and potential disruptions
- Limited new capital required
- Potential FFO growth from joint ventures and developments
- Opportunity to revisit alternatives at a later date
- CVRs may become less of an issue at later date if stock price appreciates

Disadvantages

- Public equity for the Company is currently unavailable at acceptable price levels
- Investor tolerance for additional debt of any kind is limited
- Acquisitions and development are limited due to financing constraints
- Funding of e-commerce initiatives reduces short-term FFO growth
- Reductions in asset base from property sales are dilutive to earnings unless some sales proceeds are strategically reinvested at higher yields
- Deleveraging is generally dilutive
- Joint ventures increase complexity of balance sheet
- No near-term catalyst for stock price improvement

Implications

- Internal growth and sale of non-core assets may not result in significant positive movements in stock price
- Need equity injection to grow and deleverage balance sheet
- Congo will face increasing pressure to demonstrate growth from core portfolio
- Must consider strategy for e-commerce venture

OUTLET PORTFOLIO VALUATION

VALUATION METHODOLOGY OVERVIEW — OUTLETS

CSFB has used three primary methodologies to determine a value range for the Outlet Portfolio.

ANALYSIS	DESCRIPTION OF METHODOLOGY
► Total Asset Value	• Imply a valuation of the Outlet Portfolio based on taking the Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.
► Selected Public Company Multiples	• Imply a valuation of the Outlet Portfolio based on current market multiples of selected publicly traded outlet center companies.
► Recent Transactions	• Imply a valuation of the Portfolio based on multiples of selected retail merger and acquisition transactions.

- **In the previous presentation, CSFB studied a portfolio of outlet properties and eight community shopping centers attached to in-place financing.**
- **However, we now look at a portfolio of outlets that only includes three community shopping centers that are tied to the CapMark Securitization.**

The Outlet Portfolio consists of 28 outlet centers and three community shopping centers.

OUTLET COMPS

Comparable public company analysis provides a range of valuation metrics such cap rates and FFO multiples.

COMPARABLE COMPANIES ANALYSIS

Company	Symbol	2/16/01 Price	Dividend Yield	Market Value Equity	Liq. Value of Preferred	Debt Outstanding	Total Market	Adjusted Total Market	Leverage	2000E FFO	2000E Multiple	2001E FFO	2001E Multiple	Adjusted NOI	Adjusted Mkt Cap/ SF	Implied NOI Cap. Rate
Chelsea	CCG	$37.15	8.08%	717,017	115,000	423,970	1,255,987	1,208,800	33.8%	$4.65	8.0x	$5.25	7.1x	131,092	$201.5	10.8%
Konover	KPT	$4.50	11.11%	145,182	19,517	382,549	547,248	484,303	69.9%	$0.68	6.6x	$0.73	6.2x	56,271	$51.5	11.6%
Prime	PRT	$0.69	0.00%	37,549	273,042	1,225,683	1,536,274	1,494,076	79.8%	$0.50	1.4x	$0.69	1.0x	190,864	$99.0	12.8%
Tanger	SKT	$23.00	10.57%	251,901	20,150	337,048	609,099	587,321	55.3%	$3.49	6.6x	$3.59	6.4x	72,597	$117.4	12.4%
The Mills	MLS	$18.71	11.06%	753,928	0	926,267	1,680,195	1,367,549	55.1%	$2.66	7.0x	$2.93	6.4x	144,596	$85.5	10.6%
								average	58.8%		5.9x		5.4x		$111.0	11.6%
								median	55.3%		6.6x		6.4x		$99.0	11.6%

CREDIT SUISSE FIRST BOSTON

TOTAL ASSET VALUE — OUTLETS

DRAFT

A cap rate valuation suggests a value in the mid $200's for the Outlet Portfolio.

Total Asset Value @ 2000A NOI

(Dollars in Thousands)

Community Center 2000A NOI	$3,062	$3,062	$3,062	$3,062	$3,062
Cap Rate	*9.5%*	*10.0%*	*10.5%*	*11.0%*	*11.5%*
Asset Value	32,231	30,619	29,161	27,835	26,625
Outlet Center 2000A NOI	$21,209	$21,209	$21,209	$21,209	$21,209
Cap Rate	*11.5%*	*12.0%*	*12.5%*	*13.0%*	*13.5%*
Asset Value	184,428	176,743	169,674	163,148	157,105
Vanity Fair Dependant 2000A NOI	$3,559	$3,559	$3,559	$3,559	$3,559
Cap Rate	*14.0%*	*14.5%*	*15.0%*	*15.5%*	*16.0%*
Asset Value	25,419	24,542	23,724	22,959	22,242
Total Sale Portfolio	$27,830	$27,830	$27,830	$27,830	$27,830
Implied Cap Rate	*11.5%*	*12.0%*	*12.5%*	*13.0%*	*13.5%*
Sale Portfolio Asset Value	$242,077	$231,905	$222,559	$213,942	$205,972
Plus: Nashville [(1)]	5,500	5,500	5,500	5,500	5,500
Plus: Las Vegas [(1)]	13,400	13,400	13,400	13,400	13,400
Total Asset Value	$260,977	$250,805	$241,459	$232,842	$224,872

(1) Congo Estimates

CREDIT SUISSE | FIRST BOSTON

SELECTED PUBLIC COMPANIES — OUTLETS

DRAFT

The table below summarizes the range of values for the Outlet Portfolio based upon reference ranges derived from current market trading multiples of selected publicly traded outlet center REITs.

- **The universe of comparable publicly traded companies is somewhat limited. Of the five companies examined, one, Prime Retail, did not provide meaningful FFO multiples.**
- **Certain assumptions were made in order to complete the calculations (dollars in millions)**

The debt amount was assumed to be $152.5 mm (includes the REMIC and Securitization)

The interest expense on this debt was calculated to be $12.7 mm

The FFO is net of management expense of $3.0 mm

Nashville and Las Vegas are assumed to be valued at $18.9 mm per Congo estimate

(dollars in millions)	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Value Stabilized Outlet Portfolio			Nashville & Las Vegas	Total Outlet Portfolio		
2000A FFO	$12.1	6.6x	–	8.0x	$232.5	–	$250.2	$18.9	$251.4	–	$269.1
2001P FFO	$13.6	6.2x	–	7.1x	$237.0	–	$249.3	$18.9	$255.9	–	$268.2
2000A NOI	$27.8	10.6%	–	12.8%	$217.4	–	$262.5	$18.9	$236.3	–	$281.4

SELECTED M&A TRANSACTION — OUTLETS

DRAFT

The recent Prime transaction implies a value between $232 and $250 million for the Outlet Portfolio. The Prime deal was at a 12% cap rate but Prime's assets are larger and 99% occupied

- **In evaluating the transaction , CSFB paid particular attention to the types of assets acquired.**

  Prime centers are large and 99% leased and are comparable to Congo's better outlet centers (Vacaville, North Bend etc.)

- **Pricing suggests higher end of the range of cap rates for Congo's assets**

  The larger centers may trade between 12% and 13% cap rate, based on trailing numbers

  The smaller assets may trade at above a 13% cap rate

(dollars in millions)	Portfolio NOI	Selected M&A Transaction Reference Range			Implied Value		
Community Center 2000A NOI	$3.1	10%	–	11%	$27.8	–	$30.6
Outlet Center 2000A NOI	21.2	12%	–	13%	163.1	–	176.7
VF Dependent 2000A NOI	3.6	15%	–	16%	22.2	–	23.7
Nashville & Las Vegas (Congo est.)	–				18.9	–	18.9
Total Asset Value	$27.8				$232.1	–	$250.0

CREDIT SUISSE | FIRST BOSTON

COMMUNITY CENTER VALUATION

VALUATION METHODOLOGY OVERVIEW — STRIPS

DRAFT

CSFB has used four primary methodologies to assess the value range of the Community Center Portfolio.

ANALYSIS	DESCRIPTION OF METHODOLOGY
► Total Asset Value	• Imply a valuation of the Community Center Portfolio based on taking the Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.
► Selected Public Company Multiples	• Imply a valuation of the Community Center Portfolio based on current market multiples of selected publicly traded outlet center companies.
► Recent Transactions	• Imply a valuation of the Community Center Portfolio based on multiples of selected retail merger and acquisition transactions.
► Appraisals	• Imply a valuation of the Community Center Portfolio based on appraisals previously ordered by Congo.

COMPARABLE COMPANY ANALYSIS — STRIPS

Comparable public company analysis provides a range of valuation metrics including cap rates and FFO multiples.

COMPARABLE COMPANY ANALYSIS

Company	Symbol	02/16/01 Price	Dividend Yield	Market Value of Equity	Liquid. Value of Prefer.	Debt	Total Market Cap	Debt to Equity	2000A FFO	2000A Multiple	2001E FFO	2001E Multiple	Run Rate NOI	Implied NOI Cap. Rate
Kimco	KIM	$41.53	6.93%	2,618,092	332,129	1,288,266	4,238,487	30.4%	$4.03	10.3x	$4.46	9.3x	$ 353,952	8.8%
Saul	BFS	$18.78	8.31%	355,000	0	335,995	690,995	48.6%	$1.90	9.9x	$2.02	9.3x	$ 64,484	9.9%
Weingarten	WRI	$42.06	7.13%	1,127,544	277,750	716,355	2,121,649	33.8%	$4.24	9.9x	$4.58	9.2x	$ 185,097	8.9%
Regency	REG	$24.00	8.33%	1,410,600	406,423	1,199,734	3,016,756	39.8%	$2.64	9.1x	$2.84	8.5x	$ 272,027	10.1%
Mid-Atlantic	MRR	$13.29	8.50%	228,333	-	222,739	451,071	49.4%	$1.49	8.9x	$1.60	8.3x	$ 45,315	10.6%
New Plan	NXL	$15.00	11.00%	1,333,290	221,200	1,215,748	2,770,238	43.9%	$1.85	8.1x	$1.90	7.9x	$ 278,956	11.0%
Federal	FRT	$19.48	9.65%	786,275	100,000	987,558	1,873,833	52.7%	$2.56	7.6x	$2.65	7.4x	$ 195,300	10.4%
IRT	IRT	$9.01	10.43%	288,626	0	296,295	584,921	50.7%	$1.23	7.3x	$1.26	7.2x	$ 67,296	11.7%
Agree	ADC	$15.99	11.51%	81,041	0	100,432	181,473	55.3%	$2.43	6.6x	$2.48	6.4x	$ 20,538	11.5%
Kramont	KRT	$10.75	12.09%	215,631	74,861	517,358	807,850	64.0%	$1.64	6.6x	$1.72	6.3x	$ 88,712	11.1%
Malan	MAL	$9.60	17.71%	49,673	0	197,884	247,557	79.9%	$0.91	10.5x	N/A	N/A	$ 28,908	11.7%
Acadia	AKR	$6.50	7.38%	229,902	2,212	308,392	540,506	57.1%	$0.80	8.1x	N/A	N/A	$ 54,832	10.4%
							Average	50.5%		8.6x		8.0x		10.5%
							Median	50.0%		8.5x		7.6x		10.5%

- The average and median implied public REIT cap rate is approximately 10.5%
- The average and median 2001E FFO multiples are 8.0x and 7.6x, respectively

CREDIT SUISSE | FIRST BOSTON

TOTAL ASSET VALUE — STRIPS

A cap rate valuation suggests a value in the mid $300's for the Community Center Portfolio.

Total Asset Value @ 2000A NOI
(Dollars in Thousands)

Community Center 2000A NOI	$31,243	$31,243	$31,243	$31,243	$31,243
Cap Rate	*9.5%*	*10.0%*	*10.5%*	*11.0%*	*11.5%*
Stabilized Asset Value	328,873	312,429	297,551	284,026	271,677
Other Assets:					
Millpond Village (1)	24,750	24,750	24,750	24,750	24,750
Community Center JVs (2)	11,879	11,879	11,879	11,879	11,879
Investment in Sunset KPT Investment, Inc. (3)	13,012	13,012	13,012	13,012	13,012
Total Asset Value	$378,514	$362,070	$347,192	$333,667	$321,318

(1) Development cost at completion is estimated at $29.4 million.
(2) Includes investments in Park Place and Falls Pointe
(3) Book Value

SELECTED PUBLIC COMPANIES — STRIPS

The table below summarizes the range of values for the Community Shopping Centers based upon reference ranges derived from current market trading multiples of select publicly traded outlet center REITs.

- **The universe of comparable publicly traded companies is expansive and ranges from the large, national, high-multiple REITs such as Kimco and Weingarten to the smaller, low-multiple REITs such as Agree and Kramont.**
- **Certain assumptions were made in order to complete the calculations (dollars in millions)**

The debt amount was assumed to be $240.9 mm and includes the CDC, Mortgages, Construction loans and line of credit

The interest expense on this debt was calculated to be $20.9 mm

The FFO is net of annual management expense of $3.0 mm

Other assets and JV's are estimated to be valued $49.6 mm

(dollars in million)	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Portfolio Value			Other Assets	Total Community Center Portfolio
2000A FFO	$7.4	6.6x	–	10.3x	$289.5	–	$316.7	$49.6	[redacted]
2001P FFO	$8.1	6.3x	–	9.3x	$291.7	–	$315.8	$49.6	[redacted]
2000A NOI	$31.2	8.8%	–	11.7%	$267.0	–	$355.0	$49.6	[redacted]

APPRAISALS — STRIPS

D R A F T

Appraisals were performed on a number of assets in 1998 and 1999.

	Location			NOI		Appraisal		Implied Cap Rate	
Center	City	State	Asset Class	1999	2000	Value	Date	on 1999 NOI	on 2000 NOI
Stanton Square	Greenville	NC	Community Center	$550,869	$502,967	$6,100,000	02/10/98	9.0%	8.2%
Lenoir II	Lenoir Festival	NC	Community Center	NA	756.769	3,300,000	08/07/98	NA	22.9%
Oakland Park	Oakland Park	FL	Community Center	640,610	719,313	7,300,000	08/25/98	8.8%	9.9%
Food Lion Plaza	Petersburg	VA	Community Center	212,275	264,101	2,200,000	08/13/98	9.6%	12.0%
Tower Shopping Center	Raleigh	NC	Community Center	769,646	647,656	7,350,000	08/13/98	10.5%	8.8%
MacGregor	Cary	NC	Community Center	1,075,879	1,196,289	10,750,000	02/09/98	10.0%	11.1%
Dare Center	Kill Devil Hills	NC	Community Center	NA	458,434	5,400,000	08/09/99	NA	8.5%
Northridge	Raleigh	NC	Community Center	NA	1,407,181	11,650,000	02/08/98	NA	12.1%
Subtotal					$5,952,710	$54,050,000		9.6%	11.0%

- **Appraisals performed in 1998 and 1999 imply cap rates between 10% and 11% for the Community Center Portfolio**

CREDIT SUISSE | FIRST BOSTON

SELECTED M&A TRANSACTIONS — STRIPS

In 2000, there were a number of shopping center transactions that occurred, mostly in the 9.5% to 10.5% cap rate on in place NOI.

- **There have been a number of community shopping center portfolio or entity transactions**

Western Properties Trust	First Washington Realty Trust	Burnham Pacific
Center Trust	Bradley Real Estate, Inc	Philips International

- **Pricing of the transactions suggests a cap rate range between 9.5% and 10.5% for community shopping center transactions**

(dollars in millions)	2000A Portfolio NOI	Selected M&A Transaction Reference Range			Implied Value		
Community Center 2000A NOI	$31.2	9.5%	--	10.5%	$297.5	–	$328.8
Millpond Village					20.0	–	30.0
Community Center JV's					10.0	–	14.0
Sunset KPT Investment, Inc.					10.0	–	15.0
Total Asset Value					$337.5	–	$387.8

CREDIT SUISSE | FIRST BOSTON

DRAFT

CONGO ENTITY VALUATION

CREDIT SUISSE | FIRST BOSTON

VALUATION METHODOLOGY OVERVIEW

DRAFT

CSFB used two methods to value the Congo entity.

ANALYSIS	DESCRIPTION OF METHODOLOGY
► Net Asset Value	• Imply a valuation of the Company based on taking the Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.
► Premiums Paid	• Imply a valuation of the Company based on premiums paid of selected retail merger and acquisition transactions.

► **In determining the Net Asset Value, CSFB looked at the valuations obtained in the preceding sections and selected a range of values for each portfolio**

The Outlet Portfolio value range is between $230 and $250 million

The Community Center Portfolio range is between $330 and $360 million

DRAFT

CONGO NAV ANALYSIS(1)

(Dollars in thousands, except per share data)

	Weighted Average Implied 2000A NOI Stabilized Cap Rates		
	12.0%	11.5%	11.0%
Outlet Center NOI	$27,830	$27,830	$27,830
Implied Outlet Cap Rate	***13.0%***	***12.5%***	***12.0%***
Outlet Center Asset Value(2)	$232,842	$241,459	$250,805
Community Center NOI	$31,243	$31,243	$31,243
Implied Community Centers Cap Rate	***11.0%***	***10.5%***	***10.0%***
Community Center Asset Value(2)	$333,667	$347,192	362,070
Other Assets, Net	4,188	4,188	4,188
Total Assets, Net	**$570,697**	**$592,839**	**$617,063**
Total Debt	(393,421)	(393,421)	(393,421)
Other Liabilities	(19,517)	(19,517)	(19,517)
Total Adjustments	(5,000)	(5,000)	(5,000)
Net Asset Value	**$152,759**	**$174,901**	**$199,125**
Fully Diluted Shares	32,263	32,263	32,263
NAV per Share	**$4.73**	**$5.42**	**$6.17**
Fully Diluted Shares w/ CVR's	36,763	36,763	36,763
NAV per Share w/ CVR's	**$4.16**	**$4.76**	**$5.42**

(1) Theoretical Net Asset Value assumes that each asset is sold at its best and highest price and does not incorporate corporate liquidation costs.
(2) Values include other non-stabilized assets that are added to the valuation of stabilized assets based on cap rates.

CREDIT SUISSE FIRST BOSTON

PREMIUMS PAID ANALYSIS

DRAFT

A premiums paid analysis suggests a value range for Congo between $4.83 and $5.04 per share.(1)

	Share price for Congo based on premiums paid	Share price for Congo based on premiums paid	Share price for Congo based on premiums paid
	1 Day	1 Week	1 Month
Date	Feb 19	Feb 13	Jan 21
Stock Price	$4.50	$4.30	$4.44
Based on Average			
Average Premium Paid in public Community Center REIT M&A transactions	12.1%	14.1%	10.7%
Congo Value based on average	$5.04	$4.91	$4.91
Based on Median			
Median Premium Paid in public Community Center REIT M&A transactions	9.6%	12.7%	8.9%
Congo Value based on median	$4.93	$4.85	$4.83

(1) Detailed Premiums Paid analysis attached in the Exhibits.

STRATEGIC ALTERNATIVES

SUMMARY OF STRATEGIC ALTERNATIVES

Congo could consider the following alternatives: (1) Sell the company in exchange for stock/cash; (2) Sell the outlet portfolio and community centers as separate events; or (3) Divest the outlet portfolio and focus on community centers in the southeast United States.

	SALE OR MERGER OF THE COMPANY	SELL BOTH PARTS SEPERATELY	SELL ONE PART AND REMAIN PUBLIC
Description	Sell entity in one transaction in exchange for cash or stock.	Sell outlets & community centers separately for stock or cash in a short time frame of each other	Sell outlets or community centers for cash. Remain public company with remaining assets
Variations	Merger – Stock or Cash LBO – Cash	Sell outlets & strips separately for cash. Liquidate corporate entity Sell outlets for cash then merge / sell remaining entity of strip centers with another strip center REIT Sell strips for cash and merge / sell outlet centers with another outlet REIT	Sell outlets, stay public REIT with community centers Sell community centers, stay public with outlets

GLOBAL ISSUES

In order to capture the value inherent in its assets, the Company could contemplate selling the Company or its assets individually or in portfolios.

Advantages

- ▲ Potentially attractive premium
- ▲ Broad universe of potential buyers, including foreign investors, private real estate companies and tenants

Disadvantages

- ▼ Announcement places pressure on company to sell
- ▼ Potentially disruptive to operations
- ▼ May not realize all potential upside from developments, joint ventures or e-commerce initiative

Implications

- ▶ Role of Management and Employees needs to be defined as well as their compensation upon deal completion
- ▶ Transactions require shareholder approval including the institutional majority shareholder
- ▶ Must clarify impact of CVRs
- ▶ Tax issues with respect to OP unit holders, other third parties and corporate subsidiaries
- ▶ May put company "in play"

STRATEGY 1A: SALE OR MERGER OF COMPANY

To capture a premium for the value of Congo as a going-concern, the Company could be sold for cash or stock.

Advantages

- ▲ Potential for additional upside through:
  - Achievement of operating synergies
  - Greater geographic and tenant diversification
  - Increased liquidity in stock with larger institutional following
- ▲ Potential for improved position through structure of security

Disadvantages

- ▼ Both the process and the sale or merger could result in
  - Integration issues
  - Disruption to operations
  - Potential significant cultural changes for employees
- ▼ Difficult to maximize value in single sale given the differing asset types

Implications

- ► Requires commitment from the Company in order to properly proceed with process
- ► Potential to sell to a community center REIT but do a structured transaction with the outlets

STRATEGIC OVERVIEW OF SELECTED RETAIL REITS

A number of factors should be considered when examining the strategic advantages of a potential combination.

Company	Primary Markets	Sq./Ft. in (000s)	UPREIT	Self-Administered	In-House Property Mgmt.	12/31/00 Occupancy	Total Mkt. Capitalization	Leverage	2001E FFO Multiple
Kimco Realty	National	62,000	No	Yes	Yes	92.9%	4,238,487	30.4%	9.3x
Weingarten	Southwest	27,779	No	Yes	Yes	92.8%	2,121,649	33.8%	9.2x
Regency Realty	National	29,532	Yes	Yes	Yes	88.8%	3,016,756	39.8%	8.5x
New Plan Excel	National	35,994	Yes	Yes	Yes	91.0%	2,770,238	43.9%	7.9x
Federal Realty	East/ West Coasts	13,929	No	Yes	Yes	95.8%	$1,873,833	52.7%	7.4x
IRT Property Co.	Southeast	9,244	Yes	Yes	Yes	92.1%	584,921	50.7%	7.2x

- **Attractive merger candidates should have a high FFO multiple which makes an accretive transaction possible**
- **Geographic compatibility is important in evaluating the strategic fit**

METHODOLOGY AND ASSUMPTIONS FOR ACCRETION/ DILUTION ANALYSIS

Accretion / Dilution analysis will give guidance as to whether a transaction is financially viable at a given valuation.

Methodology

- **Pro forma combined Accretion / Dilution Analysis for selected company combinations**
  - Simple Accretion / Dilution Analysis
    - Looks at combined company's FFO vs. acquirer's FFO
  - Leverage Neutral Accretion / Dilution Analysis
    - If leverage of acquirer increased — sell stock and re-pay debt
    - If leverage of acquirer decreased — borrow funds and buy back stock
- **Assumptions**
  - $4.0 million of assumed G&A and operating expense synergies
  - Transaction costs of 1.0% of total transaction value
  - Based on 2001 and 2002 estimated FFO per share
  - 100% stock consideration
  - Acquirer assumes all debt of Congo
  - In constant leverage case, assumed interest rate on debt repayment is 7.5%

ACCRETION / DILUTION ANALYSIS - KIMCO

DRAFT

Kimco purchase of Congo would be accretive at a 15% premium to current stock price.

SUMMARY FINANCIAL INFORMATION - Acquisition Price of $5.16

	Acquiror Kimco	Target Congo	Pro Forma (1) Kimco	Pro Forma (2) Kimco
Trading Information				
Share Price as of 2/22/01	$41.08	$4.49	$41.08	$41.08
2001E FFO per Share (3)	$4.46	$0.66	$4.59	$4.48
2002E FFO per Share (3)	$4.91	$0.85	$5.11	$4.97
Price/2001E FFO	9.2x	6.8x	9.0x	9.2x
Price/2002E FFO	8.4x	5.3x	8.0x	8.3x
Dividend Yield	7.0%	11.1%	7.0%	7.0%
Capitalization				
Equity Capitalization	$2,589,724	$165,064	$2,779,548	$2,994,469
Liquidation Value of Preferred	332,129	19,517	332,129	332,129
Total Debt	1,288,266	393,426	1,681,692	1,466,771
Total Capitalization	$4,210,119	$578,007	$4,793,369	$4,793,369
Debt/Total Capitalization	30.6%	68.1%	35.1%	30.6%
(Debt+Preferred)/Total Cap.	38.5%	71.4%	42.0%	37.5%
Net Asset Value				
Net Asset Value	$41.19	$4.53	$41.34	$41.33
Share Price as of 2/22/01	$41.08	$4.49	$41.08	$41.08
Premium/(Discount) to NAV	(0.3%)	(1.0%)	(0.6%)	(0.6%)
Accretion/(Dilution) to NAV			0.4%	0.3%
Ownership				
Kimco			93.2%	86.5%
Congo or New Shareholders			6.8%	13.5%
Total			100.0%	100.0%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

SENSITIVITY ANALYSIS - 2001 Accretion / (Dilution)

	Acquistion Price / Premium to Current Price						
	$3.00 (33.2%)	$3.16 (29.5%)	$4.16 (7.3%)	$5.16 15.0%	$6.16 37.3%	$7.16 59.5%	$8.16 81.8%
Implied NOI Yield	12.8%	12.6%	11.7%	10.8%	10.1%	9.5%	9.0%
Multiple to 2001E FFO	4.5x	4.8x	6.3x	7.8x	9.3x	10.9x	12.4x
% of NAV	66.2%	69.8%	91.8%	113.9%	135.9%	158.0%	180.0%
PF Leverage							
20.6%	(1.7%)	(1.9%)	(2.8%)	(3.8%)	(4.8%)	(5.7%)	(6.6%)
25.6%	0.5%	0.3%	(0.8%)	(1.8%)	(2.8%)	(3.8%)	(4.8%)
30.6%	2.9%	2.8%	1.6%	0.5%	(0.6%)	(1.7%)	(2.8%)
35.6%	5.9%	5.7%	4.4%	3.2%	2.0%	0.8%	(0.4%)
40.6%	9.4%	9.1%	7.8%	6.4%	5.1%	3.8%	2.5%
45.6%	13.6%	13.3%	11.8%	10.3%	8.9%	7.4%	6.0%
Synergies							
$1,000	2.0%	1.8%	0.7%	(0.4%)	(1.5%)	(2.6%)	(3.7%)
$2,000	2.3%	2.1%	1.0%	(0.1%)	(1.2%)	(2.3%)	(3.4%)
$3,000	2.6%	2.4%	1.3%	0.2%	(0.9%)	(2.0%)	(3.1%)
$4,000	2.9%	2.8%	1.6%	0.5%	(0.6%)	(1.7%)	(2.8%)
$5,000	3.3%	3.1%	1.9%	0.8%	(0.3%)	(1.4%)	(2.5%)
$6,000	3.6%	3.4%	2.2%	1.1%	(0.0%)	(1.1%)	(2.2%)

- **Congo's total capitalization of $578 million is small compared to Kimco's $4,200 million total capitalization**
- **Accretion would be $0.02 in 2001 and $0.06 in 2002 based on Congo's projected lease-up in 2001**

ACCRETION / DILUTION ANALYSIS - IRT

DRAFT

IRT's multiple is not currently high enough to create an accretive transaction based on 2001 FFO.

SUMMARY FINANCIAL INFORMATION - Acquisition Price of $4.49

	Acquiror IRT	Target Congo	Pro Forma (1) IRT	Pro Forma (2) IRT
Trading Information				
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
2001E FFO per Share (3)	$1.26	$0.66	$1.34	$1.19
2002E FFO per Share (3)	$1.32	$0.85	$1.51	$1.33
Price/2001E FFO	7.1x	6.8x	6.7x	7.5x
Price/2002E FFO	6.8x	5.3x	5.9x	6.7x
Dividend Yield	10.5%	11.1%	10.5%	10.5%
Capitalization				
Equity Capitalization	$285,743	$165,064	$450,807	$574,083
Liquidation Value of Preferred	0	19,517	0	0
Total Debt	296,295	393,426	718,405	595,129
Total Capitalization	$582,038	$578,007	$1,169,212	$1,169,212
Debt/Total Capitalization	50.9%	68.1%	61.4%	50.9%
(Debt+Preferred)/Total Cap.	50.9%	71.4%	61.4%	50.9%
Net Asset Value				
Net Asset Value	$9.91	$4.53	$10.26	$9.97
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
Premium/(Discount) to NAV	(10.0%)	(1.0%)	(13.0%)	(10.5%)
Accretion/(Dilution) to NAV			3.5%	0.6%
Ownership				
IRT			63.4%	49.8%
Congo or New Shareholders			36.6%	50.2%
Total			100.0%	100.0%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

SENSITIVITY ANALYSIS - 2001 Accretion / (Dilution)

	Acquisition Price / Premium to Current Price						
	$2.00	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
	(55.5%)	(44.5%)	(22.3%)	0.0%	22.3%	44.5%	66.8%
Implied NOI Yield	14.0%	13.4%	12.3%	11.4%	10.6%	9.9%	9.3%
Multiple to 2001E FFO	3.0x	3.8x	5.3x	6.8x	8.3x	9.8x	11.3x
% of NAV	44.1%	54.9%	77.0%	99.0%	121.1%	143.1%	165.2%
PF Leverage							
40.9%	(1.6%)	(3.8%)	(8.2%)	(12.3%)	(16.1%)	(19.7%)	(23.1%)
45.9%	2.6%	0.1%	(4.6%)	(9.1%)	(13.3%)	(17.2%)	(20.9%)
50.9%	7.6%	4.9%	(0.3%)	(5.3%)	(9.9%)	(14.2%)	(18.3%)
55.9%	13.8%	10.8%	4.9%	(0.6%)	(5.7%)	(10.5%)	(15.1%)
60.9%	21.5%	18.1%	11.5%	5.3%	(0.5%)	(5.9%)	(11.1%)
65.9%	31.5%	27.6%	20.0%	13.0%	6.3%	0.1%	(5.8%)
Synergies							
$1,000	3.6%	1.0%	(4.2%)	(9.0%)	(13.5%)	(17.7%)	(21.7%)
$2,000	4.9%	2.3%	(2.9%)	(7.7%)	(12.3%)	(16.5%)	(20.6%)
$3,000	6.3%	3.6%	(1.6%)	(6.5%)	(11.1%)	(15.4%)	(19.4%)
$4,000	7.6%	4.9%	(0.3%)	(5.3%)	(9.9%)	(14.2%)	(18.3%)
$5,000	9.0%	6.2%	0.9%	(4.0%)	(8.7%)	(13.1%)	(17.2%)
$6,000	10.3%	7.5%	2.2%	(2.8%)	(7.5%)	(11.9%)	(16.1%)

- **IRT's total capitalization and multiple are similar to Congo's**
- **Accretion would occur in 2002 by $0.01 based on current Congo projections**

CREDIT SUISSE FIRST BOSTON

STRATEGY 1B: GOING-PRIVATE BUYOUT

An investor group could tender for Congo's common shares and take the Company private.

Advantages	Disadvantages	Implications
▲ Potential for shareholders to realize premium over current trading value.	▼ High degree of complexity	► Puts the Company "in play"
▲ Potential investor universe may be larger than for mergers	▼ Difficulty in dealing with restrictive debt	► Role of management needs to be defined
▲ Smaller size of Congo helps facilitate an LBO transaction	▼ Time required to complete the transaction	
	▼ Differing asset types	

BUYOUT ANALYSIS

CSFB utilized the following key assumptions to complete a hypothetical going - private analysis.

ASSUMPTIONS

Ongoing G&A:	$2.4 million
Exit Cap Rate:	11.0%
Maintenance Reserve:	$0.15 per square foot
Transaction Cost:	$4.5 million
Interest Rate on New Mortgage Debt:	8.5%
Millpond, Las Vegas, Nashville and JV's:	Book Value

CAPITALIZATION

	Current	Pro forma
Debt	$393,421	393,845
Leverage	*70.5%*	*65.5%*
Equity	164,699	207,655

GOING - PRIVATE TRANSACTION SUMMARY

DRAFT

We assumed a buyout at $5.71 per share, $600 mm for the whole Company.

TOTAL MARKET VALUE - TODAY

Stock Price	$4.50
Number of Shares Outstanding (incl. OPUs)	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	382,548
Less: Cash on Hand	(16,571)
Total Market Value	**$530,676**

TOTAL MARKET VALUE - PROFORMA SALE TRANSACTION

Stock Price	$5.71
Number of Shares Outstanding	(3,421)
Market Value of Common Equity	($19,517)
Value of Preferred	19,517
Total Market Equity Capitalization	$0
Plus: Total Debt	0
Less: Cash on Hand	0
Total Market Value	**$0**

SHARE REPURCHASE

Share Repurchase Price	$5.71
No. Shares Buy-Back (a)	35,684

(a) Assumes conversion of Preferred at repurchase price. CVR's unexercised.

CASH REQUIRED FOR PURCHASE OF PORTFOLIO

Purchase Price	$600,000
Less: Assumption of REMIC Facility	(86,393)
Less: Assumption of SEC Debt	(66,139)
Less: Assumption of Mortgage Debt	(156,053)
Less: Other Debt	(77,105)
Cash Required	**$214,310**

SOURCES

Cash from Sale of Portfolio	$214,310
Cash from Refinancing	0
Total Sources	**$214,310**

USES

Paydown of Construction Loans	7,731
Paydown of CDC Debt (1)	0
Prepayment penalty on CDC Debt	0
Paydown of REMIC	0
Prepayment penalty on REMIC	0
Pay Transaction Fees	3,000
Excess Cash / Share Repurchase	203,579
Total Uses	**$214,310**

1. It may be possible to keep portion of the CDC debt related to the community centers ($4MM of NOI) at a lower rate.

BUYOUT SENSITIVITY ANALYSIS

DRAFT

Private Investors may be able to pay a premium in excess of public market acquirers.

Purchase Price / NOI Growth Rate - Sensitivity Analysis

Return to Common

		NOI Growth Rate					
NOI Growth		**0.0%**	**1.0%**	**2.0%**	**3.0%**	**4.0%**	**4.6%**
Purchase Price	**$4.93**	19.5%	21.6%	23.7%	25.8%	27.8%	29.0%
	$5.71	16.2%	18.3%	20.3%	22.3%	24.2%	25.4%
	$6.48	13.4%	15.4%	17.4%	19.3%	21.2%	22.3%
	$7.25	10.9%	12.9%	14.8%	16.7%	18.5%	19.6%

STRATEGY 2: SELL ONE PART AND REMAIN PUBLIC

Congo could sell the Outlet Portfolio and become a Community Center REIT focused on the Southeast.

Advantages

- ▲ Congo would become a more focused REIT
- ▲ Congo would have the opportunity to derive value from leasing-up the community centers
- ▲ Investors can defer taxes
- ▲ Potential multiple expansion
- ▲ Geographic focus

Disadvantages

- ▼ Transaction would likely be dilutive
- ▼ Multiple would need to increase substantially in order to maintain current stock price
- ▼ Limited number of buyers for just the outlets
- ▼ Congo would likely be all but ignored by the capital markets

Implications

- ▶ G&A would need to be reduced
- ▶ Ongoing strategy needs to be defined
- ▶ Risk to dividend
- ▶ Need to refinance a portion of CDC debt
- ▶ Need to deal with restrictive debt

SALE OF OUTLETS

CSFB modeled a sale of the Outlet Portfolio at $240. (1)

TOTAL MARKET VALUE - TODAY	
Stock Price	$4.50
Number of Shares Outstanding (incl. OPUs)	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	382,548
Less: Cash on Hand	(16,571)
Total Market Value	**$530,676**

TOTAL MARKET VALUE - PROFORMA SALE TRANSACTION	
Stock Price	$4.50
Number of Shares Outstanding	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	217,653
Less: Cash on Hand	(16,571)
Total Market Value	**$365,781**

CASH REQUIRED FOR PURCHASE OF PORTFOLIO	
Purchase Price	$240,000
Less: Assumption of REMIC Facility	0
Less: Assumption of SEC Debt	(66,139)
Less: Assumption of Mortgage Debt	0
Less: Other Debt	0
Cash Required	**$173,861**

SOURCES	
Cash from Sale of Portfolio	$173,861
Cash from Refinancing	17,895
Total Sources	**$191,756**

USES	
Paydown of Construction Loans	7,731
Paydown of CDC Debt (1)	33,400
Prepayment penalty on CDC Debt	1,500
Paydown of REMIC	86,393
Prepayment penalty on REMIC	2,375
Pay Transaction Fees	3,000
Excess Cash / Fund Acquisitions	57,358
Total Uses	**$191,756**

1. It may be possible to keep portion of the CDC debt related to the community centers ($4MM of NOI) at a lower rate.

INVESTOR IRR SENSITIVITY (1)

Exit Cap Rate	*Price*	*SALE PORTFOLIO NOI GROWTH* 0.0%	1.0%	2.0%	3.0%	4.0%	4.8%
12.0%	$220,000	19.2%	21.5%	23.7%	25.9%	28.0%	29.5%
	230,000	16.1%	18.3%	20.4%	22.5%	24.6%	26.1%
	240,000	13.3%	15.5%	17.6%	19.6%	21.6%	23.1%
	250,000	10.9%	13.0%	15.1%	17.1%	19.1%	20.5%
	260,000	8.8%	10.9%	12.9%	14.8%	16.7%	18.2%

FFO ACCRETION / (DILUTION)
(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Status-quo FFO	$19,981	$22,883	$29,213	$31,014	$32,045	$32,886
Per Share - fully diluted	0.58	0.66	0.85	0.90	0.93	0.96
Implied FFO multiple	7.8x	6.8x	5.3x	5.0x	4.8x	4.7x
Proforma FFO	16,270	18,994	23,077	24,049	24,636	25,287
Per Share - fully diluted	0.47	0.55	0.67	0.70	0.72	0.73
FFO multiple necessary to maintain current stock price	9.5x	8.2x	6.7x	6.4x	6.3x	6.1x
Accretion / (Dilution)	**($3,711)**	**($3,889)**	**($6,137)**	**($6,965)**	**($7,409)**	**($7,599)**
Per Share	($0.11)	($0.11)	($0.18)	($0.20)	($0.22)	($0.22)
Percentage Increase / (Decrease)	(18.6%)	(17.0%)	(21.0%)	(22.5%)	(23.1%)	(23.1%)

(1) The Outlet Portfolio comprises 28 outlet centers and three community shopping centers and encompasses 4.3 million square feet.

CAPITALIZATION

The REMIC, Securitization and part of the CDC would be either assumed by the buyer or paid down by Congo.

PROFORMA CAPITALIZATION
(Dollars in thousands, except per share data)

	09/30/00	12/31/00	% of Capitalization	Portfolio Sale Adjustments	Proforma	% of Capitalization	Acquisition Adjustments	Proforma	% of Capitalization
Cash and Equivalents	$16,571	$16,571		$57,358	$73,929		($57,358)	$16,571	
Debt									
REMIC Debt	86,861	86,393	15.5%	(86,393)	0	0.0%		0	0.0%
SEC Debt	66,139	66,139	11.9%	(66,139)	0	0.0%		0	0.0%
CDC Debt	58,925	58,925	10.6%	(33,400)	25,525	6.7%		25,525	6.7%
Mortgages (1)	113,415	152,782	27.4%	17,895	170,677	44.6%		170,677	44.6%
Lenoir Mortgage	3,291	3,271	0.6%	0	3,271	0.9%		3,271	0.9%
Construction Loans	47,217	19,211	3.4%	(7,731)	11,480	3.0%		11,480	3.0%
Line of Credit	6,700	6,700	1.2%	0	6,700	1.8%		6,700	1.8%
Congo Mezzanine Debt				0	0	0.0%			
Total Debt	**382,548**	**393,421**	**70.5%**		**217,653**	**56.9%**		**217,653**	**56.9%**
Equity									
Preferred Equity	19,517	19,517	3.5%		19,517	5.1%		19,517	5.1%
Equity Market Value	145,182	145,182	26.0%		145,182	38.0%	0	145,182	38.0%
Total Equity	**164,699**	**164,699**	**29.5%**		**164,699**	**43.1%**		**164,699**	**43.1%**
Total Capitalization	**$547,247**	**$558,120**	**100.0%**		**$382,352**	**100.0%**		**$382,352**	**100.0%**

1. Includes $46.4 million debt secured by Mt. Pleasant Towne Center

PROFORMA INTEREST EXPENSE
(Dollars in thousands, except per share data)

Debt Class	Maturity	Rate	Actual 12/31/00	Interest Exp.	Portfolio Sale Adjustments	PROFORMA Balance	PROFORMA Interest Exp.
REMIC Debt	Jun-02	7.75%	86,393	6,695	(86,393)	0	0
SEC Debt	Mar-13	9.10%	66,139	6,019	(66,139)	0	0
CDC Debt	Dec-02	9.25%	58,925	5,451	(33,400)	25,525	2,361
Mortgages	--	8.50%	152,782	12,986	17,895	170,677	14,508
Lenoir Mortgage	May-14	7.63%	3,271	249	0	3,271	249
Construction Loans	Sep-01	8.50%	19,211	1,633	(7,731)	11,480	976
Line of Credit	May-01	8.00%	6,700	536	0	6,700	536
Congo Mezzanine Debt		0.00%		0	0	0	0
Total			393,421	33,569	(175,768)	217,653	18,630

PUBLIC STUB

DRAFT

Congo would require significant multiple expansion in order to maintain its current stock price.

Sale of Outlet Portfolio at $240,000

FFO Multiple	7X	8X	9X	10X
2001A FFO				
$0.55	$3.85	$4.40	$4.95	$5.50

Sale of Outlet Portfolio at $250,000

FFO Multiple	7X	8X	9X	10X
2001A FFO				
$0.58	$4.06	$4.64	$5.22	$5.80

Comparable Companies

FFO Multiple	7X	8X	9X	10X
Representative Companies in range	Federal IRT Agree (-) Kramont (-)	Regency Mid-Atlantic New Plan Excel	Kimco Saul Weingarten	

STRATEGY 3: SELL BOTH PARTS SEPARATELY

By selling the community centers and factory outlets separately, a higher premium may be achieved while not affecting the process significantly.

Advantages

- ▲ Target investors who have specific asset criteria:
  - – Community Centers
  - – Factory Outlets
  - – Vanity Fair Outlets
  - – Management Company – RMC / Congo
  - – Internet – Image Twin
  - – Land
- ▲ Cash liquidation distributions may be higher than current share price

Disadvantages

- ▼ Certain assets may not fit in either category
- ▼ Real estate asset buyers may not be interested in the Management Company or in Image Twin
- ▼ Lender issues and approvals
- ▼ True cost of the entire transaction is difficult to ascertain due to business disruption
- ▼ Possible exclusion of poorer assets

Implications

- ▶ Existing contingent liabilities remain with the existing shareholders throughout the liquidation process
- ▶ Requires consideration on which employees go with which assets
- ▶ Deal with restrictive debt

DRAFT

CONGO NAV ANALYSIS(1)

(Dollars in thousands, except per share data)

	Implied 2000A NOI Stabilized Cap Rates		
	12.0%	11.5%	11.0%
Outlet Center NOI	$27,830	$27,830	$27,830
Implied Outlet Cap Rate	*13.0%*	*12.5%*	*12.0%*
Outlet Center Asset Value	$232,842	$241,459	$250,805
Community Center NOI	$31,243	$31,243	$31,243
Implied Community Centers Cap Rate	*11.0%*	*10.5%*	*10.0%*
Community Center Asset Value	$333,667	$347,192	362,070
Other Assets, Net	4,188	4,188	4,188
Total Assets, Net	**$570,697**	**$592,839**	**$617,063**
Total Debt	(393,421)	(393,421)	(393,421)
Other Liabilities	(19,517)	(19,517)	(19,517)
Total Adjustments	(5,000)	(5,000)	(5,000)
Net Asset Value	**$152,759**	**$174,901**	**$199,125**
Fully Diluted Shares	32,263	32,263	32,263
NAV per Share	**$4.73**	**$5.42**	**$6.17**
Fully Diluted Shares w/ CVR's	36,763	36,763	36,763
NAV per Share w/ CVR's	**$4.16**	**$4.76**	**$5.42**

(1) Theoretical Net Asset Value assumes that each asset is sold at its best and highest price and does not incorporate corporate liquidation costs.

SALE OF STUB TO KIMCO

D R A F T

A purchase of the Community Center stub by a company with a high multiple such as Kimco could be accretive at a 15% premium and would allow the company to maintain its focus on community centers.

SUMMARY FINANCIAL INFORMATION - Acquisition Price of $5.16

	Acquiror Kimco	Target Congo Stub	Pro Forma (1) Kimco	Pro Forma (2) Kimco
Trading Information				
Share Price as of 2/16/01	$41.08	$4.49	$41.08	$41.08
2001E FFO per Share (3)	$4.46	$0.55	$4.51	$4.46
2002E FFO per Share (3)	$4.91	$0.67	$4.99	$4.93
Price/2001E FFO	9.2x	8.2x	9.1x	9.2x
Price/2002E FFO	8.4x	6.7x	8.2x	8.3x
Dividend Yield	7.0%	11.1%	7.0%	7.0%
Capitalization				
Equity Capitalization	$2,589,724	$165,064	$2,779,548	$2,872,482
Liquidation Value of Preferred	332,129	19,517	332,129	332,129
Total Debt	1,288,266	217,653	1,505,919	1,412,984
Total Capitalization	$4,210,119	$402,234	$4,617,596	$4,617,596
Debt/Total Capitalization	30.6%	54.1%	32.6%	30.6%
(Debt+Preferred)/Total Cap.	38.5%	59.0%	39.8%	37.8%
Net Asset Value				
Net Asset Value	$41.19	$4.86	$41.32	$41.32
Share Price as of 2/16/01	$41.08	$4.49	$41.08	$41.08
Premium/(Discount) to NAV	(0.3%)	(7.5%)	(0.6%)	(0.6%)
Accretion/(Dilution) to NAV			0.3%	0.3%
Ownership				
Kimco			93.2%	90.2%
Congo Stub or New Shareholders			6.8%	9.8%
Total			100.0%	100.0%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

SENSITIVITY ANALYSIS - 2001 Accretion / (Dilution)

	Acquisition Price / Premium to Current Price						
	$2.50 (44.3%)	$3.16 (29.5%)	$4.16 (7.3%)	$5.16 15.0%	$6.16 37.3%	$7.16 59.5%	$8.16 81.8%
Implied NOI Yield	14.3%	13.1%	11.6%	10.5%	9.5%	8.7%	8.0%
Multiple to 2001E FFO	4.5x	5.8x	7.6x	9.4x	11.2x	13.0x	14.8x
% of NAV	51.5%	65.1%	85.7%	106.3%	126.9%	147.5%	168.1%
PF Leverage							
20.6%	(1.5%)	(2.2%)	(3.2%)	(4.2%)	(5.2%)	(6.2%)	(7.1%)
25.6%	0.7%	(0.1%)	(1.2%)	(2.3%)	(3.3%)	(4.4%)	(5.4%)
30.6%	3.2%	2.4%	1.2%	0.0%	(1.1%)	(2.2%)	(3.4%)
35.6%	6.2%	5.3%	4.0%	2.7%	1.5%	0.2%	(1.0%)
40.6%	9.7%	8.7%	7.3%	5.9%	4.5%	3.2%	1.8%
45.6%	14.0%	12.9%	11.3%	9.8%	8.2%	6.7%	5.3%
Synergies							
$1,000	2.7%	1.9%	0.7%	(0.5%)	(1.6%)	(2.7%)	(3.8%)
$2,000	3.0%	2.2%	1.0%	(0.1%)	(1.3%)	(2.4%)	(3.5%)
$3,000	3.4%	2.6%	1.4%	0.2%	(1.0%)	(2.1%)	(3.2%)
$4,000	3.7%	2.9%	1.7%	0.5%	(0.6%)	(1.8%)	(2.9%)
$5,000	4.0%	3.2%	2.0%	0.8%	(0.3%)	(1.5%)	(2.6%)
$6,000	4.3%	3.5%	2.3%	1.2%	(0.0%)	(1.1%)	(2.3%)

CREDIT SUISSE | FIRST BOSTON

SALE OF STUB TO IRT

D R A F T

A sale of the Community Center stub to a more typical multiple company such as IRT would be dilutive at current prices.

SUMMARY FINANCIAL INFORMATION - Acquisition Price of $4.49

	Acquiror IRT	Target Congo Stub	Pro Forma (1) IRT	Pro Forma (2) IRT
Trading Information				
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
2001E FFO per Share (3)	$1.26	$0.55	$1.23	$1.19
2002E FFO per Share (3)	$1.32	$0.67	$1.35	$1.30
Price/2001E FFO	7.1x	8.2x	7.3x	7.5x
Price/2002E FFO	6.8x	6.7x	6.6x	6.8x
Dividend Yield	10.5%	11.1%	10.5%	10.5%
Capitalization				
Equity Capitalization	$285,743	$165,064	$450,807	$486,916
Liquidation Value of Preferred	0	19,517	0	0
Total Debt	296,295	217,653	540,874	504,766
Total Capitalization	$582,038	$402,234	$991,682	$991,682
Debt/Total Capitalization	50.9%	54.1%	54.5%	50.9%
(Debt+Preferred)/Total Cap.	50.9%	59.0%	54.5%	50.9%
Net Asset Value				
Net Asset Value	$9.91	$4.86	$10.23	$10.13
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
Premium/(Discount) to NAV	(10.0%)	(7.5%)	(12.8%)	(12.0%)
Accretion/(Dilution) to NAV			3.2%	2.2%
Ownership				
IRT			63.4%	58.7%
Congo Stub or New Shareholders			36.6%	41.3%
Total			100.0%	100.0%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

SENSITIVITY ANALYSIS - 2001 Accretion / (Dilution)

	Acquisition Price / Premium to Current Price						
	$2.50 (44.3%)	$2.49 (44.5%)	$3.49 (22.3%)	$4.49 0.0%	$5.49 22.3%	$6.49 44.5%	$7.49 66.8%
Implied NOI Yield	14.3%	14.3%	12.6%	11.2%	10.1%	9.2%	8.5%
Multiple to 2001E FFO	4.5x	4.5x	6.3x	8.2x	10.0x	11.8x	13.6x
% of NAV	51.5%	51.3%	71.9%	92.5%	113.1%	133.7%	154.2%
PF Leverage							
40.9%	(2.6%)	(2.6%)	(7.8%)	(12.6%)	(17.1%)	(21.3%)	(25.2%)
45.9%	1.4%	1.5%	(4.2%)	(9.5%)	(14.4%)	(19.0%)	(23.2%)
50.9%	6.3%	6.4%	0.1%	(5.7%)	(11.1%)	(16.1%)	(20.8%)
55.9%	12.3%	12.4%	5.4%	(1.1%)	(7.1%)	(12.7%)	(17.9%)
60.9%	19.9%	20.0%	12.1%	4.8%	(2.0%)	(8.3%)	(14.2%)
65.9%	29.6%	29.7%	20.7%	12.3%	4.5%	(2.7%)	(9.4%)
Synergies							
$1,000	4.0%	4.0%	(2.2%)	(7.9%)	(13.2%)	(18.2%)	(22.8%)
$2,000	5.5%	5.6%	(0.7%)	(6.4%)	(11.8%)	(16.8%)	(21.5%)
$3,000	7.1%	7.2%	0.9%	(5.0%)	(10.4%)	(15.5%)	(20.2%)
$4,000	8.7%	8.7%	2.4%	(3.5%)	(9.0%)	(14.1%)	(18.9%)
$5,000	10.3%	10.3%	3.9%	(2.1%)	(7.6%)	(12.8%)	(17.6%)
$6,000	11.8%	11.9%	5.4%	(0.6%)	(6.2%)	(11.4%)	(16.2%)

- **A merger of the stub with IRT would allow the combined company to achieve critical mass**
- **Total market capitalization of Newco would be close to $1 billion**
- **Newco would be focused on community centers in the southeast United States**

CREDIT SUISSE | FIRST BOSTON

UPCOMING CORPORATE ACTIONS

DISCUSSION OF CORPORATE DECISIONS

Congo must make near-term decision that may affect the strategic process.

- **Terminate Image Twin**

  The company is no longer willing to support the investment

- **Potential write down of Nashville and Las Vegas**

  These properties are nearly vacant

- **Potential write down of Outlet Portfolio**

  What is the value that should be used if a write-down is implemented?

- **Potential drop in dividend**

- **Other issues**

  What may be the effects on a strategic process of other decisions the Board is considering?

EXHIBIT A — RECENT REIT TRANSACTIONS

RECENT TRANSACTION — PRIME RETAIL

Chelsea acquired four outlet centers from Prime at attractive pricing and with inexpensive financing in place.

- **Prime Retail Completed the Sale of Four Outlet Centers to Fortress and Chelsea GCA Realty, Inc.**

Total consideration of $240 million

Assumption of $174 million of non-recourse first mortgage debt maturing in 2008. The assumed debt bears a fixed annual interest rate of 6.99%

Net sale proceeds to Prime, after closing costs, fees and a $7 million land buyout, were $54 million

Chelsea acquires a 49% economic interest in the four properties and assumes management

Portfolio GLA consists of 1.6 million square feet:

- Prime Outlets at Gilroy, CA – 578,000 sf (San Jose/Silicon Valley region);
- Prime Outlets at Michigan City, IN – 491,000 sf;
- Prime Outlets at Waterloo, NY – 394,000 sf (Finger Lakes region) and;
- Prime Outlets at Kittery, ME – 131,000 sf

Portfolio is 99% leased, and tenant sales average $335 / sf

According to a Merrill Lynch research report dated Dec. 26, 2000, the initial cap rate ranged between 11% and 12%, however when combined with leasing and management fees the return to Chelsea is estimated at between 12% and 13%.

David Bloom, Chairman and CEO of Chelsea states:

- Intends to re-position as Premium Outlet Centers as soon as possible
- Based on attractive price and inexpensive financing, the transaction should be meaningfully accretive to FFO prior to value added through management and leasing
- Projected income adds in excess of 20 cents per share of FFO in 2001

BURNHAM PACIFIC

▶ Burnham Pacific is selling 19 shopping centers to Weingarten Realty Investors

On January 21, 2000, Burnham Pacific (BPP) agreed to sell 19 grocery-anchored shopping centers to Weingarten Realty Investors (WRI) for a cost of $277.5 million in cash and assumed debt. BPP said that WRI will assume $132 million of debt (at an average interest rate of 9.3%) and fund the remaining $145 million of the acquisition with cash available from its line of credit. The properties currently generate $28.0 million of NOI, implying an initial yield of 10.0%.

BPP acquired the portfolio for $302.4 million from Highridge Partners and Blackacre Capital Group in January, 1998. Including an underwriting fee which drove the total price of the portfolio up to $315 million, BPP paid a large price for the assets and outbid several interested parties. However, since BPP acquired these assets, NOI has essentially remained flat (at an estimated $28 million presently), due largely to the neglect by BPP management. Hence, WRI was able to acquire the properties at an attractive price of $277.5 million, which is roughly $35 million less than the total price BPP paid just 3 years ago.

Investment positives for the transaction are as follows:

- the acquisition should be accretive to earnings in both 2001 and 2002, which is reflected in increased FFO estimates;
- WRI is diversifying its portfolio through acquisitions (such as this one) and in-process development;
- potential upside in the portfolio through renovations, expansions, outparcels, and below market-rate leases;
- finally, management has expressed that it may potentially acquire an additional $100 million of properties in 2001, thereby driving FFO growth incrementally.

Investment concerns for the transaction are as follows:

- WRI is entering a new market (California) with full assets, two factors which could limit NOI growth;
- the assets will be managed by the same BPP employees who had previously neglected them and left NOI static;
- the $132 million of mortgage debt assumed by WRI comes at the high interest rate of 9.3%;
- WRI had to commit to the entire portfolio of assets, calling into question the quality of some of the assets;
- Finally, WRI's balance sheet will be negatively impacted by higher leverage and lower fixed charge coverage.

FIRST WASHINGTON REALTY TRUST ACQUIRED

On September 28, 2000, First Washington Realty Trust, Inc. agreed to sell the Company to U.S. Retail Partners, LLC, a joint venture of CalPERS and National Retail Partners, LLC, for total consideration of approximately $800 million to be paid in cash together with the assumption of certain indebtedness.

First Washington Realty Trust is a REIT that owns a portfolio of 61 retail properties, primarily supermarket anchored neighborhood shopping centers, consisting of approximately 6.7 million square feet of GLA located in the Mid-Atlantic region, the Chicago, Illinois and Milwaukee, Wisconsin metropolitan areas.

Management estimates net proceeds from the transaction, after the payment of debt and other liabilities and payment of transaction expenses, will yield approximately $26 per share of common stock in cash and $33.33 per share of preferred stock in cash. This represents a premium of 25.3% over the closing common stock price of $20.75 on September 27, 2000. Stockholders will receive all cash and OP unit holders will have the option of receiving all cash or a combination of cash and a partnership interest in the newly merged operating partnership entity.

First Washington has adopted a plan of liquidation which will be accomplished by the sale of substantially all of the Company's assets followed by a merger of the Company and its affiliated operating partnership into two CalPERS-related entities. The liquidation should be accomplished with minimal payment of corporate taxes if First Washington pays any capital gains as a dividend to its shareholders under REIT tax rules. Stuart Halpert, Chairman, and William Wolfe, President, will form a new private entity, using the name First Washington Management, which will retain 75 employees and will manage and lease the properties.

The deal is scheduled to close in January 2001. The break-up fee is $18 million.

The proceeds to shareholders, which are expected to be close to $26, will represent a 9.5x multiple to 2001 estimated FFO and a 10.1x multiple to 2000 estimated FFO.

We estimate that the transaction represents a cap rate on real estate of 9.7% on forward 12-month net operating income and a 9.5% cap rate based on trailing 12-months.

National Retail Partners is a partnership recently formed by six real estate professionals from CalPERS' former non-mall retail property advisor BPP Retail, L.L.C. CalPERS owns more than $6.3 billion in core real estate, of which approximately $1.5 billion is retail.

WESTERN PROPERTIES TRUST

Western Properties Trust to be acquired by Pan Pacific Retail Properties

On August 22, 2000, Western Properties Trust, a shopping center Real Estate Investment Trust, announced that it had entered into a definitive agreement and plan of merger with Pan Pacific Retail Properties, Inc. in which each outstanding share of beneficial interest of Western will be converted to 0.62 shares of Pan Pacific common stock.

At the time of announcement, the transaction represented a value of $12.75 per share of Western or a 2% and 8.5% premium on the prior day and prior week stock price.

The transaction is expected to be accretive beginning in the first year of the merger.

Pan Pacific has also agreed to increase its quarterly dividend from $0.42 per share to $0.455 per share in order to maintain Western shareholders' current dividend yield.

As part of the agreement, Revenue Properties Company Limited, an owner of 51% of Pan Pacific's shares, has agreed to vote in favor of the merger.

Total transaction size is approximately $440 million which includes the assumption of $200 million of Western debt.

The transaction is expected to close in November 2000. The break-up fee is $6 million.

Pan Pacific is a REIT that owns and operates community and neighborhood shopping centers in the Western United States. The Company's portfolio currently totals 60 properties, encompassing 9.4 million square feet and is 98% leased to over 1,400 retailers.

Western owns and operates community and neighborhood shopping centers in the Western United States. The company has investments in 57 properties, primarily anchored by supermarkets, encompassing 5.3 million square feet.

The merger will create the largest West Coast neighborhood shopping center REIT, with an expected total market capitalization of approximately $1.3 billion.

CENTER TRUST

Center Trust Inc. is selling six shopping centers to Kimco Realty Corp.

On July 21, 2000, Center Trust Inc. said it agreed to sell six of its shopping centers to Kimco Realty Corp. for $161 million in cash and assumed debt.

Center Trust said that Kimco will assume $68.3 million of debt as part of the transaction. The rest of the proceeds will go towards the payoff of debt on the properties and to reduce money borrowed under its credit line.

Center Trust owns or controls 55 retail properties in the western U.S.

Kimco owns 483 properties across the country with 63 million square feet of space.

The sale is expected to close late in the third quarter.

BRADLEY REAL ESTATE

▶ Bradley to be acquired by the Heritage Group

On May 15, 2000, Bradley Real Estate agreed to be merged into Heritage Property Investment Trust, Inc., a private real estate investment trust headquartered in Boston, Massachusetts

The deal is scheduled to close in the third quarter of 2000

Shareholders of Bradley will receive $22 per share in cash. Research Analysts at PaineWebber and Salomon Smith Barney view the transaction as a slight premium to current NAV. We calculate an NAV of $22.00 using a 10.5% cap rate. A 10.0% cap rate would imply an NAV of $24.50

Prior to the announcement, shares of Bradley traded at $18.50 per share equating to a 19% tender premium. Bradley had not announced previously that it was pursuing strategic alternatives and did not experience a run-up in stock price prior to the deal announcement

Bradley Real Estate is the nation's oldest real estate investment trust and owns 96 shopping centers located predominantly in secondary and tertiary markets in 15 states aggregating 15 million square feet of rentable space

Heritage will become one of the largest owners of neighborhood and community shopping centers in the country, owning 151 properties in 27 states aggregating approximately 23.6 million square feet

PHILIPS INTERNATIONAL REALTY

- **Philips International Realty Corporation (PHR) is selling assets to Kimco Realty's income REIT**

  The Company announced that it was pursuing strategic alternatives on October 13, 1999

  On April 17, 2000, the Company announced a plan to liquidate the company

  The plan entails the purchase of Philips stabilized assets by Kimco Realty's Income REIT for $206 million, the purchase of four assets by the Company's Chairman and CEO for $131 million, and the sale of the remaining seven properties to third parties for $41.5 million

  The transaction should yield $18.50 per share in cash to shareholders. Raymond James estimated the Company's NAV at $21.30 on March 2, 2000

  In October, when the company announced that it had retained a financial advisor, the stock was trading around $15 per share and currently it is trading near $17 per share

  As of 12/31/99 the Company owned 3.9 million sf of GLA in 26 retail properties

  Properties are located in the New York/New Jersey and Miami/Ft. Lauderdale metropolitan areas

  The properties are anchored by national/regional grocery chains or discount department stores

CV REIT AND KRANZCO

- **CV REIT and Kranzco shareholders have approved a merger into a newly named company, Kramont.**

On December 13, 1999, CV REIT and Kranzco announced their intention to merge in a one-for-one exchange

Before the announcement, Kranzco closed at $7.75 while CV REIT closed at $10.75 or 39% higher than Kranzco

After the announcement, Kranzco subsequently closed at $8.31, an increase of 7.2%.

The transaction was completed on June 6, 2000.

Kramont closed at 9 11/16 on July 14, 2000

Kramont is a neighborhood and community shopping center REIT that now owns and operates 90 properties encompassing approximately 12 million square feet of leasable space in 16 states.

DRAFT

EXHIBIT B — PREMIUMS PAID DETAIL

PREMIUMS PAID DETAIL

DRAFT

M&A Transactions
Real Estate - Shopping Centers
January 1, 1997 through February 20, 2001

Date Announced	Date Effective	Target Name	Acquiror Name	Value of Transaction ($ mil)	Equity Value ($mil)	Premium 1 day prior to announcement date	Premium 1 week prior to announcement date	Premium 4 weeks prior to ann. date
06/03/97	08/15/97	Alexander Haagen Properties	Lazard Freres & Co	235.0	180.37	(0.4)	11.1	3.4
11/13/97	06/15/98	Horizon Group Inc	Prime Retail Inc	867.3	310.41	2.7	(2.2)	(7.9)
11/17/97	Hostile Rejected	Price REIT Inc	Price Enterprises	497.4	497.44	5.8	7.0	3.9
01/14/98	06/19/98	Price REIT Inc	Kimco Realty Corp	870.6	570.55	13.5	14.3	18.2
05/14/98	09/25/98	New Plan Realty Trust	Excel Realty Trust Inc	1,715.3	1,714.32	13.4	15.4	14.3
05/29/98	08/06/98	Mid-America Realty Investments	Bradley Real Estate Inc	153.2	87.23	5.0	6.3	2.4
06/07/99	Hostile Rejected	Burnham Pacific Properties Inc	Schottenstein Stores Corp	1,138.2	561.44	21.3	22.0	13.7
12/13/99	06/16/00	Kranzco Realty Trust	CV Reit Inc	130.9	130.66	38.7	39.8	29.3
05/15/00	09/18/00	Bradley Real Estate Inc	Heritage Property Invest Trust	1,125.0	608.90	18.9	18.9	25.7
07/21/00	Pending	Center Trust Inc-Properties,CA	Kimco Realty Corp	160.6	np			
08/22/00	11/14/00	Western Properties Trust	Pan Pacific Retail Pptys	420.1	220.02	2.0	8.5	4.1
09/28/00	Pending	First Washington REIT	US Retail Partners LLC	800.0	np			
12/21/00	Pending	POB Montgomery-ShoppingCenters	Aegis Realty Inc	203.5	np			
01/17/2001	Pending	Burnham Pacific Ppty-Shopping	Weingarten Realty Investors	277.5	np			
			Average			12.1%	14.1%	10.7%
			Median			9.6%	12.7%	8.9%

EXHIBIT C - CONGO TRANSACTION ANALYSES

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Summary Page

DESCRIPTION: Case 1 - Benderson Bid
- Sale of 29 Factory Outlets and 8 Community Centers, which are part of the REMIC & Securitization Debt.
- Buyer assumes the REMIC, Securitization Debt and Lenoir Mortgage. Congo prepays the CDC debt.
- Congo uses excess proceeds from sale and refinancing to acquire community centers at 10.5% cap rate.
- Projections are per management's DYNA cash flow models.

TOTAL MARKET VALUE - TODAY

Stock Price	$4.50
Number of Shares Outstanding (incl. OPUs)	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	382,548
Less: Cash on Hand	(16,571)
Total Market Value	**$530,676**

TOTAL MARKET VALUE - PROFORMA SALE TRANSACTION

Stock Price	$4.50
Number of Shares Outstanding	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	196,487
Less: Cash on Hand	(16,571)
Total Market Value	**$344,615**

CASH REQUIRED FOR PURCHASE OF PORTFOLIO

Purchase Price	$215,000
Less: Assumption of REMIC Facility	(86,393)
Less: Assumption of SEC Debt	(66,139)
Less: Assumption of Mortgage Debt	(3,271)
Less: Other Debt	0
Cash Required	**$59,197**

SOURCES

Cash from Sale of Portfolio	$59,197
Cash from Refinancing	0
Total Sources	**$59,197**

USES

Paydown of Construction Loans	7,731
Paydown of CDC Debt (1)	33,400
Prepayment penalty on CDC Debt	1,500
Paydown of REMIC	0
Prepayment penalty on REMIC	0
Pay Transaction Fees	3,000
Excess Cash / Fund Acquisitions	13,566
Total Uses	**$59,197**

1. It may be possible to keep portion of the CDC debt related to the community centers ($4MM of NOI) at a lower rate.

INVESTOR IRR SENSITIVITY (1)

Exit Cap Rate	*Price*	*SALE PORTFOLIO NOI GROWTH* 0.0%	1.0%	2.0%	3.0%	4.0%	4.5%
12.0%	$195,000	87.3%	94.4%	101.4%	108.2%	114.8%	118.3%
	205,000	54.2%	58.9%	63.3%	67.7%	72.0%	74.1%
	215,000	40.2%	44.1%	47.8%	51.4%	54.9%	56.7%
	225,000	31.6%	35.0%	38.3%	41.5%	44.7%	46.3%
	235,000	25.4%	28.6%	31.6%	34.6%	37.5%	39.0%

FFO ACCRETION / (DILUTION)
(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Status-quo FFO	$19,981	$22,883	$29,213	$31,014	$32,045	$32,886
Per Share - fully diluted	0.58	0.66	0.85	0.90	0.93	0.96
Implied FFO multiple	7.8x	6.8x	5.3x	5.0x	4.8x	4.7x
Proforma FFO	10,551	12,756	16,314	16,938	17,191	17,513
Per Share - fully diluted	0.31	0.37	0.47	0.49	0.50	0.51
FFO multiple necessary to maintain current stock price	14.7x	12.1x	9.5x	9.1x	9.0x	8.8x
Accretion / (Dilution)	**($9,429)**	**($10,127)**	**($12,899)**	**($14,076)**	**($14,854)**	**($15,373)**
Per Share	($0.27)	($0.29)	($0.37)	($0.41)	($0.43)	($0.45)
Percentage Increase / (Decrease)	(47.2%)	(44.3%)	(44.2%)	(45.4%)	(46.4%)	(46.7%)

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Capitalization

PROFORMA CAPITALIZATION

(Dollars in thousands, except per share data)

	09/30/00	12/31/00	% of Capitalization	Portfolio Sale Adjustments	Proforma	% of Capitalization	Acquisition Adjustments	Proforma	% of Capitalization
Cash and Equivalents	$16,571	$16,571		$13,566	$30,137		($13,566)	$16,571	
Debt									
REMIC Debt	86,861	86,393	15.5%	(86,393)	0	0.0%		0	0.0%
SEC Debt	66,139	66,139	11.9%	(66,139)	0	0.0%		0	0.0%
CDC Debt	58,925	58,925	10.6%	(33,400)	25,525	7.1%		25,525	7.1%
Mortgages (1)	113,415	152,782	27.4%	0	152,782	42.3%		152,782	42.3%
Lenoir Mortgage	3,291	3,271	0.6%	(3,271)	0	0.0%		0	0.0%
Construction Loans	47,217	19,211	3.4%	(7,731)	11,480	3.2%		11,480	3.2%
Line of Credit	6,700	6,700	1.2%	0	6,700	1.9%		6,700	1.9%
Congo Mezzanine Debt				0	0	0.0%			
Total Debt	382,548	393,421	70.5%		196,487	54.4%		196,487	54.4%
Equity									
Preferred Equity	19,517	19,517	3.5%		19,517	5.4%		19,517	5.4%
Equity Market Value	145,182	145,182	26.0%		145,182	40.2%	0	145,182	40.2%
Total Equity	164,699	164,699	29.5%		164,699	45.6%		164,699	45.6%
Total Capitalization	$547,247	$558,120	100.0%		$361,186	100.0%		$361,186	100.0%

1. Includes $46.4 million debt secured by Mt. Pleasant Towne Center

PROFORMA INTEREST EXPENSE

(Dollars in thousands, except per share data)

Debt Class	Maturity	Rate	Actual 12/31/00	Interest Exp.	Portfolio Sale Adjustments	PROFORMA Balance	PROFORMA Interest Exp.
REMIC Debt	Jun-02	7.75%	86,393	6,69_	(86,393)	0	0
SEC Debt	Mar-13	9.10%	66,139	6,019	(66,139)	0	0
CDC Debt	Dec-02	9.25%	58,925	5,451	(33,400)	25,525	2,361
Mortgages	–	8.50%	152,782	12,986	0	152,782	12,986
Lenoir Mortgage	May-14	7.63%	3,271	249	(3,271)	0	0
Construction Loans	Sep-01	8.50%	19,211	1,633	(7,731)	11,480	976
Line of Credit	May-01	8.00%	6,700	536	0	6,700	536
Congo Mezzanine Debt		0.00%		0	0	0	0
Total			393,421	33,569	(196,934)	196,487	16,859

Congo Transaction Analysis
(Numbers in Thousands, Except per Share Data)

FFO Calculation

STATUS-QUO FFO
(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	59,939	63,097	69,693	71,770	73,089	74,229
Less: Interest Expense	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)
Less: Corporate G&A (1)	(6,389)	(6,645)	(6,910)	(7,187)	(7,474)	(7,773)
Status-quo FFO	19,981	22,883	29,213	31,014	32,045	32,886

PROFORMA FFO
(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	$59,939	$63,097	$69,693	$71,770	$73,089	$74,229
Less: Sale Portfolio NOI (2)	(30,721)	(32,525)	(35,548)	(36,987)	(38,040)	(38,845)
Less: Nashville NOI (3)	(866)	0	0	0	0	0
Proforma Congo NOI	28,352	30,572	34,145	34,783	35,049	35,384
Plus: NOI from Acquisitions @ 10.5%	1,424	1,496	1,570	1,649	1,731	1,818
Plus: Interest Income from Excess Cash @ 5.0%	829	870	913	959	1,007	1,057
Less: Proforma Interest Expense	(16,859)	(16,859)	(16,859)	(16,859)	(16,859)	(16,859)
Less: Proforma Corporate G&A @ 50.0% of status quo	(3,195)	(3,322)	(3,455)	(3,593)	(3,737)	(3,887)
Proforma FFO	10,551	12,756	16,314	16,938	17,191	17,513

NOTES:

1. The forecast for 2001-2005 utilizes Congo projections as of 2/22/01
2. 2000 is actual. Projections for 2001-2005 are per management's DYNA cash flow models.
3. Forecast for 2000 is per management as of September 2000. Projections for 2001-2005 are per CSFB.

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor IRR Analysis - Summary

SOURCES

Debt		$188,958	87.3%
REMIC Facility	86,393		
SEC Facility	66,139		
Mortgage Debt	3,271		
Other Debt	0		
New Mortgage	8,155		
Mezzanine Debt	25,000		
Equity - Cash		27,542	12.7%
Total Sources		$216,500	100.0%

USES

Portfolio Purchase	$215,000
Transaction Fees	1,500
Total Uses	$216,500

EXIT ANALYSIS

2005 NOI	$38,845
Cap Rate (1)	12.0%
Transaction Fees	1.0%
Net Sale Proceeds	320,475
Plus: Nashville & Vegas(2)	18,900
Plus: Other Assets (3)	0
Less: Debt O/S	(137,173)
Equity Proceeds	202,201

1. Same as the going-in cap rate calculated at the time of purchase on trailing NOI.
2. Value assumed by CSFB.
3. Includes JV's.

INVESTOR CASHFLOW

(Dollars in thousands, except per share data)

	Proforma 2000	2001	2002	2003	2004	2005
Portfolio NOI (1)	$31,587	$32,525	$35,548	$36,987	$38,040	$38,845
Unlevered NOI Yield	14.6%	15.0%	16.4%	17.1%	17.6%	17.9%
Less: G&A	(1,263)	(1,301)	(1,422)	(1,479)	(1,522)	(1,554)
Less: TI & Leasing Commissions (2)	(914.9)	(4,401)	(1,031)	(1,269)	(1,348)	(1,238)
Less: Capex Mainten. Reserve @ $0.15 per SF	(737)	(752)	(767)	(782)	(798)	(814)
Total Cashflow	28,671	26,071	32,328	33,456	34,372	35,240
Unlevered Cashflow Yield	13.2%	12.0%	14.9%	15.5%	15.9%	16.3%
Less: Debt Service	(20,289)	(20,289)	(19,547)	(18,804)	(14,804)	(14,804)
Equity Cashflow	8,383	5,782	12,782	14,652	19,568	20,436
Levered Equity Yield	30.4%	21.0%	46.4%	53.2%	71.0%	74.2%
Plus: Sale Proceeds / (Additional Equity)			(13,599)			202,201
Less: Mezzanine Paydown		0	0	(25,000)	0	0
Total Equity Cashflow	(27,542)	5,782	(818)	(10,348)	19,568	222,637

INVESTOR LEVERED IRR 56.6%

1. Nashville NOI is projected to decline from $1.2 million in 2000 to $0 in 2001 through 2005, while being redeveloped.
2. Forecast for 2000 and projections for 2001-2005 are per management's DYNA cash flow models.

UNLEVERED IRR

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Cashflow		$26,071	$32,328	$33,456	$34,372	$35,240
Net Sale Proceeds						$339,375
Total Cashflow	($216,500)	$26,071	$32,328	$33,456	$34,372	$374,615

INVESTOR IRR 21.9%

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor IRR Sensitivity & NAV

INVESTOR IRR SENSITIVITY

	SALE PORTFOLIO NOI GROWTH					
Purchase Price	*0.0%*	*1.0%*	*2.0%*	*3.0%*	*4.0%*	*4.5%*
$195,000	112.6%	112.6%	112.6%	112.6%	112.6%	112.6%
205,000	73.2%	73.2%	73.2%	73.2%	73.2%	73.2%
215,000	56.6%	56.6%	56.6%	56.6%	56.6%	56.6%
225,000	46.5%	46.5%	46.5%	46.5%	46.5%	46.5%
235,000	39.3%	39.3%	39.3%	39.3%	39.3%	39.3%
$195,000	87.3%	94.4%	101.4%	108.2%	114.8%	118.3%
205,000	54.2%	58.9%	63.3%	67.7%	72.0%	74.1%
215,000	40.2%	44.1%	47.8%	51.4%	54.9%	56.7%
225,000	31.6%	35.0%	38.3%	41.5%	44.7%	46.3%
235,000	25.4%	28.6%	31.6%	34.6%	37.5%	39.0%

NET ASSET VALUE @ 2000A NOI

(Dollars in thousands, except per share data)

	Cap Rate on 2000 Sale Portfolio NOI					
	13.0%	14.0%	15.5%	15.7%	16.5%	17.0%
Sale Portfolio Value	$236,312	$219,432	$198,197	$196,100	$186,185	$180,709
Sale Portfolio 2000A NOI	$30,721	$30,721	$30,721	$30,721	$30,721	$30,721
Asset Value	236,312	219,432	198,197	196,100	186,185	180,709
Plus: Nashville & Vegas (1)(2)	18,900	18,900	18,900	18,900	18,900	18,900
Total Asset Value	255,212	238,332	217,097	215,000	205,085	199,609
Less: 2000 TI & Leasing Commissions	(915)	(915)	(915)	(915)	(915)	(915)
Less: Debt Assumed or Borrowed by Purchaser	(188,958)	(188,958)	(188,958)	(188,958)	(188,958)	(188,958)
Sale Portfolio Net Asset Value	65,339	48,460	27,224	25,127	15,212	9,736

1. Value assumed by CSFB.
2. Includes Additional Assets in the LBO analysis

NET ASSET VALUE @ 2001P NOI

(Dollars in thousands, except per share data)

	Cap Rate on 2001 Sale Portfolio NOI					
	14.0%	15.0%	16.5%	16.6%	17.5%	18.0%
Sale Portfolio 2001P NOI	$32,525	$32,525	$32,525	$32,525	$32,525	$32,525
Asset Value	232,321	216,833	197,121	196,100	185,857	180,694
Plus: Nashville & Vegas	18,900	18,900	18,900	18,900	18,900	18,900
Total Asset Value	251,221	235,733	216,021	215,000	204,757	199,594
Less: 2001 TI & Leasing Commissions	(4,401)	(4,401)	(4,401)	(4,401)	(4,401)	(4,401)
Less: Debt Assumed or Borrowed by Purchaser	(188,958)	(188,958)	(188,958)	(188,958)	(188,958)	(188,958)
Sale Portfolio Net Asset Value	57,862	42,374	22,662	21,641	11,398	6,235

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor Debt Analysis

PROFORMA CAPITALIZATION

(Dollars in thousands, except per share data)

Debt Class	Maturity	Proforma 2000	2001	2002	2003	2004	2005
REMIC Debt	May-02	86,393	84,578	0	0	0	0
Refinancing		0	0	69,287	67,804	66,202	64,472
SEC Debt	Mar-13	66,139	65,614	65,040	64,415	63,732	62,988
Mortage Loans	May-14	3,271	3,136	2,990	2,833	2,665	2,483
Other Debt	May-02						
New Mortgage		8,155	7,999	7,82'	7,646	7,446	7,230
Mezzanine Debt	Feb-04	25,000	25,000	25,000	0		
Total Debt		**188,958**	**186,326**	**170,147**	**142,698**	**140,046**	**137,173**

DEBT SERVICE

(Dollars in thousands, except per share data)

Debt Class	Interest Rate	2000	2001	2002	2003	2004	2005
REMIC Debt	7.75%	8,511	8,511	4,255	0	0	0
Refinancing	8.00%	0	0	3,513	7,026	7,026	7,026
SEC Debt	9.10%	6,544	6,544	6,544	6,544	6,544	6,544
Mortage Loans	7.63%	385	385	385	385	385	385
Other Debt	9.25%	0	0	0	0	0	0
New Mortgage	8.50%	849	849	849	849	849	849
Mezzanine Debt	16.00%	4000	4,000	4,000	4,000	0	.
Total		**20,289**	**20,289**	**19,547**	**18,804**	**14,804**	**14,804**

SEC - Defeasance Cost

Pre-pay date	01/11/01
Maturity Date	03/11/28
Loan o/s balance	66,112
Annual debt service payment	6,544
30YR Treasury Yield	5.55%
Defeasance cost	$24,639

REMIC - Yield Maintenance Premium

06/01/01	12/01/01	6/1/02	
		86,393	
	3,357	3,339	
(86,393)	3,357	89,732	
Yield Maintenance Premium @ 4.96% 1YR T-Yield			$2,375

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor Debt Analysis

DEBT SCHEDULES
(Dollars in thousands, except per share data)

			2000	2001	2002	2003	2004	2005
REMIC Facility								
Amount	$86,393	Beg. Balance		$86,393	$84,578	$0	$0	$0
Interest Rate	7.75%	Payment		8,511	4,255	0	0	0
Amortiz. Period	20	Interest		6,695	3,277	0	0	0
Debt Service	$8,511	Amortization		1,815	978	0	0	0
		Balance	86,393	84,578	83,599	0	0	0
		Draw (Paydown)			(83,599)			
		Ending Balance	$86,393	$84,578	$0	$0	$0	$0
Refinancing								
Amount	$70,000	Beg. Balance		$0	$70,000	$69,287	$67,804	$66,202
Interest Rate	8.00%	Payment		0	3,513	7,026	7,026	7,026
Amortiz. Period	20	Interest		0	2,800	5,543	5,424	5,296
Debt Service	$7,026	Amortization		0	713	1,483	1,602	1,730
		Balance	0	0	69,287	67,804	66,202	64,472
		Draw (Paydown)						
		Ending Balance	$0	$0	$69,287	$67,804	$66,202	$64,472
New Mortgage								
Amount	$8,155	Beg. Balance		$8,155	$7,999	$7,829	$7,646	$7,446
Interest Rate	8.50%	Payment		849	849	849	849	849
Amortiz. Period	20	Interest		693	680	666	650	633
Debt Service	$849	Amortization		156	169	184	199	216
		Balance	8,155	7,999	7,829	7,646	7,446	7,230
		Draw (Paydown)						
		Ending Balance	$8,155	$7,999	$7,829	$7,646	$7,446	$7,230
Securitization								
Amount	$66,139	Beg. Balance		$66,139	$65,614	$65,040	$64,415	$63,732
Interest Rate	9.10%	Payment		6,544	6,544	6,544	6,544	6,544
Amortiz. Period	25	Interest		6,019	5,971	5,919	5,862	5,800
Debt Service	$6,544	Amortization		525	573	625	682	744
		Balance	66,139	65,614	65,040	64,415	63,732	62,988
		Draw (Paydown)						
		Ending Balance	$66,139	$65,614	$65,040	$64,415	$63,732	$62,988
Other Debt (CDC)								
Amount	$0	Beg. Balance	$0	$0	$0	$0	$0	$0
Interest Rate	9.25%	Payment	0	0	0	0	0	0
Amortiz. Period		Interest	0	0	0	0	0	0
Debt Service	$0	Amortization	0	0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)	0					
		Ending Balance	$0	$0	$0	$0	$0	$0
Mortgages								
Amount	$3,271	Beg. Balance		$3,271	$3,136	$2,990	$2,833	$2,665
Interest Rate	7.63%	Payment		385	385	385	385	385
Amortiz. Period	14	Interest		249	239	228	216	203
Debt Service	$385	Amortization		135	146	157	169	181
		Balance	3,271	3,136	2,990	2,833	2,665	2,483
		Draw (Paydown)						
		Ending Balance	$3,271	$3,136	$2,990	$2,833	$2,665	$2,483
Mezzanine Debt								
Amount	$25,000	Beg. Balance	$25,000	$25,000	$25,000	$25,000	$0	$0
Interest Rate	16.00%	Payment		4,000	4,000	4,000	0	0
Amortiz. Period		Interest		4,000	4,000	4,000	0	0
Debt Service		Amortization	0	0	0	0	0	0
		Balance	25,000	25,000	25,000	25,000	0	0
		Draw (Paydown)				($25,000)		
		Ending Balance	$25,000	$25,000	$25,000	$0	$0	$0

Proforma NAV Analysis - Congo

(Numbers in Thousands, Except per Share Data)

DESCRIPTION: Case 1 - Benderson Bid

NOI Calculation

	2001A
Community Centers remaining after Sale of Portfolio	$30,572
Factory & VF Outlets	0
Net Operating Income after Sale of Portfolio	**$30,572**

NAV Calculation

Community Centers remaining after Sale of Portfolio / Factory & VF Outlets	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 9.00% / 10.50%	9.50% / 10.75%	10.00% / 11.00%	10.50% / 11.25%	11.00% / 11.50%
Assets							
Community Centers remaining after Sale of Po	$298,858		$339,690	$321,811	$305,721	$291,163	$277,928
Factory & VF Outlets	0		0	0	0	0	0
Cash from Sale of Outlet Portfolio	13,566	100%	13,566	13,566	13,566	13,566	13,566
Cash & Cash Equivalents	16,571	100%	16,571	16,571	16,571	16,571	16,571
Restricted Cash	6,614	100%	6,614	6,614	6,614	6,614	6,614
Accounts Receivable	6,378	100%	6,378	6,378	6,378	6,378	6,378
Deferred Charges & Other Assets	13,847	0%	0	0	0	0	0
Investment in Atlantic Realty (2 centers)	2,574	0%	0	0	0	0	0
Investment in Park Place KPT LLC	6,527	100%	6,527	6,527	6,527	6,527	6,527
Investment in Falls Pointe KPT LLC	5,352	100%	5,352	5,352	5,352	5,352	5,352
Investment in Sunset KPT Investement, Inc.	13,012	100%	13,012	13,012	13,012	13,012	13,012
Additional Towne Center Value?	0	100%	0	0	0	0	0
Note Receivable	646	100%	646	646	646	646	646
Asset Held for Sale - Las Vegas	19,738	0%	0	0	0	0	0
Properties Under Development (2)	17,110	0%	0	0	0	0	0
Image Twin	(1,368)	0%	0	0	0	0	0
Land and Other Assets	0	100%	0	0	0	0	0
Total Assets	$419,425		$408,356	$390,477	$374,387	$359,829	$346,594
Liabilities							
Debt	$196,487	100%	$196,487	$196,487	$196,487	$196,487	$196,487
Accounts Payable	25,532	100%	25,532	25,532	25,532	25,532	25,532
Capital Lease Obligations	489	100%	489	489	489	489	489
Other Liabilities	0	100%	0	0	0	0	0
Total Liabilities	$222,508		$222,508	$222,508	$222,508	$222,508	$222,508
Liquidation Value of Preferred (3)	19,517		19,517	19,517	19,517	19,517	19,517
Net Asset Value, Before Transaction Costs			$166,331	$148,452	$132,362	$117,804	$104,569
less: Transaction Costs as a % of Total Assets @ 1.0%			4,084	3,905	3,744	3,598	3,466
Net Asset Value, After Transaction Costs			$162,247	$144,547	$128,618	$114,205	$101,103
Outstanding Shares & OP Units			32,263	32,263	32,263	32,263	32,263
NAV/Share			**$5.03**	**$4.48**	**$3.99**	**$3.54**	**$3.13**
Current Price @ 2/19/01			**$4.50**	**$4.50**	**$4.50**	**$4.50**	**$4.50**
Premium/(Discount) to NAV			**(10.5%)**	**0.4%**	**12.9%**	**27.1%**	**43.6%**
Number of Shares issued per CVR agreement (4)			4,500	4,500	4,500	4,500	4,500
NAV/Share			**$4.41**	**$3.93**	**$3.50**	**$3.11**	**$2.75**
Current Price @ 2/19/01			**$4.50**	**$4.50**	**$4.50**	**$4.50**	**$4.50**
Premium/(Discount) to NAV			**2.0%**	**14.4%**	**28.6%**	**44.9%**	**63.6%**

Notes:

1. Excludes book value of investment in Image Twin, formerly truefinds.com.
2. Includes Mill Pond Village; development cost at completion is estimated at $29.4 million.
3. Valued at $25.00 per share. Preferred shares are convertible into common stock at $9 per share (approx. 2.8 shares).
4. Maximum number of shares to be issued.

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Summary Page

DESCRIPTION: Case 2 - Base Case Sale of Outlet Portfolio

- Sale of 29 Factory Outlets and 3 Community Centers, which are part of the Securitization debt.
- Buyer assumes the Securitization Debt with NO substitutions. Congo prepays the REMIC and CDC debt.
- Congo uses excess proceeds from sale and refinancing to acquire community centers at 10.5% cap rate.
- Projections are per management's DYNA cash flow models.

TOTAL MARKET VALUE - TODAY

Stock Price	$4.50
Number of Shares Outstanding (incl. OPUs)	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	382,548
Less: Cash on Hand	(16,571)
Total Market Value	**$530,676**

TOTAL MARKET VALUE - PROFORMA SALE TRANSACTION

Stock Price	$4.50
Number of Shares Outstanding	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	217,653
Less: Cash on Hand	(16,571)
Total Market Value	**$365,781**

CASH REQUIRED FOR PURCHASE OF PORTFOLIO

Purchase Price	$240,000
Less: Assumption of REMIC Facility	0
Less: Assumption of SEC Debt	(66,139)
Less: Assumption of Mortgage Debt	0
Less: Other Debt	0
Cash Required	**$173,861**

SOURCES

Cash from Sale of Portfolio	$173,861
Cash from Refinancing	17,895
Total Sources	**$191,756**

USES

Paydown of Construction Loans	7,731
Paydown of CDC Debt (1)	33,400
Prepayment penalty on CDC Debt	1,500
Paydown of REMIC	86,393
Prepayment penalty on REMIC	2,375
Pay Transaction Fees	3,000
Excess Cash / Fund Acquisitions	57,358
Total Uses	**$191,756**

1. It may be possible to keep portion of the CDC debt related to the community centers ($4MM of NOI) at a lower rate.

INVESTOR IRR SENSITIVITY (1)

Exit Cap Rate	*Price*	*SALE PORTFOLIO NOI GROWTH*					
12.0%		*0.0%*	*1.0%*	*2.0%*	*3.0%*	*4.0%*	*4.8%*
	$220,000	19.2%	21.5%	23.7%	25.9%	28.0%	29.5%
	230,000	16.1%	18.3%	20.4%	22.5%	24.6%	26.1%
	240,000	13.3%	15.5%	17.6%	19.6%	21.6%	23.1%
	250,000	10.9%	13.0%	15.1%	17.1%	19.1%	20.5%
	260,000	8.8%	10.9%	12.9%	14.8%	16.7%	18.2%

FFO ACCRETION / (DILUTION)

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Status-quo FFO	$19,981	$22,883	$29,213	$31,014	$32,045	$32,886
Per Share - fully diluted	0.58	0.66	0.85	0.90	0.93	0.96
Implied FFO multiple	7.8x	6.8x	5.3x	5.0x	4.9x	4.7x
Proforma FFO	16,270	18,994	23,077	24,049	24,636	25,287
Per Share - fully diluted	0.47	0.55	0.67	0.70	0.72	0.73
FFO multiple necessary to maintain current stock price	9.5x	8.2x	6.7x	6.4x	6.3x	6.1x
Accretion / (Dilution)	($3,711)	($3,889)	($6,137)	($6,965)	($7,409)	($7,599)
Per Share	($0.11)	($0.11)	($0.18)	($0.20)	($0.22)	($0.22)
Percentage Increase / (Decrease)	(18.6%)	(17.0%)	(21.0%)	(22.5%)	(23.1%)	(23.1%)

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Capitalization

PROFORMA CAPITALIZATION

(Dollars in thousands, except per share data)

	09/30/00	12/31/00	% of Capitalization	Portfolio Sale Adjustments	Proforma	% of Capitalization	Acquisition Adjustments	Proforma	% of Capitalization
Cash and Equivalents	$16,571	$16,571		$57,358	$73,929		($57,358)	$16,571	
Debt									
REMIC Debt	86,861	86,393	15.5%	(86,393)	0	0.0%		0	0.0%
SEC Debt	66,139	66,139	11.9%	(66,139)	0	0.0%		0	0.0%
CDC Debt	58,925	58,925	10.6%	(33,400)	25,525	6.7%		25,525	6.7%
Mortgages (1)	113,415	152,782	27.4%	17,895	170,677	44.6%		170,677	44.6%
Lenoir Mortgage	3,291	3,271	0.6%	0	3,271	0.9%		3,271	0.9%
Construction Loans	47,217	19,211	3.4%	(7,731)	11,480	3.0%		11,480	3.0%
Line of Credit	6,700	6,700	1.2%	0	6,700	1.8%		6,700	1.8%
Congo Mezzanine Debt				0	0	0.0%			
Total Debt	382,548	393,421	70.5%		217,653	56.9%		217,653	56.9%
Equity									
Preferred Equity	19,517	19,517	3.5%		19,517	5.1%		19,517	5.1%
Equity Market Value	145,182	145,182	26.0%		145,182	38.0%	0	145,182	38.0%
Total Equity	164,699	164,699	29.5%		164,699	43.1%		164,699	43.1%
Total Capitalization	$547,247	$558,120	100.0%		$382,352	100.0%		$382,352	100.0%

1. Includes $46.4 million debt secured by Mt. Pleasant Towne Center

PROFORMA INTEREST EXPENSE

(Dollars in thousands, except per share data)

			Actual		Portfolio Sale	PROFORMA	
Debt Class	**Maturity**	**Rate**	**12/31/00**	**Interest Exp.**	**Adjustments**	**Balance**	**Interest Exp.**
REMIC Debt	Jun-02	7.75%	86,393	6,695	(86,393)	0	0
SEC Debt	Mar-13	9.10%	66,139	6,019	(66,139)	0	0
CDC Debt	Dec-02	9.25%	58,925	5,451	(33,400)	25,525	2,361
Mortgages	--	8.50%	152,782	12,986	17,895	170,677	14,508
Lenoir Mortgage	May-14	7.63%	3,271	249	0	3,271	249
Construction Loans	Sep-01	8.50%	19,211	1,633	(7,731)	11,480	976
Line of Credit	May-01	8.00%	6,700	536	0	6,700	536
Congo Mezzanine Debt		0.00%		0	0	0	0
Total			393,421	33,569	(175,768)	217,653	18,630

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

FFO Calculation

STATUS-QUO FFO

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	59,939	63,097	69,693	71,770	73,089	74,229
Less: Interest Expense	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)
Less: Corporate G&A (1)	(6,389)	(6,645)	(6,910)	(7,187)	(7,474)	(7,773)
Status-quo FFO	19,981	22,883	29,213	31,014	32,045	32,886

PROFORMA FFO

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	$59,939	$63,097	$69,693	$71,770	$73,089	$74,229
Less: Sale Portfolio NOI (2)	(27,830)	(29,345)	(32,085)	(33,429)	(34,413)	(35,170)
Less: Nashville NOI (3)	(866)	0	0	0	0	0
Proforma Congo NOI	31,243	33,752	37,608	38,341	38,676	39,059
Plus: NOI from Acquisitions @ 10.5%	6,023	6,324	6,640	6,972	7,320	7,686
Plus: Interest Income from Excess Cash @ 5.0%	829	870	913	959	1,007	1,057
Less: Proforma Interest Expense	(18,630)	(18,630)	(18,630)	(18,630)	(18,630)	(18,630)
Less: Proforma Corporate G&A @ 50.0% of status quo	(3,195)	(3,322)	(3,455)	(3,593)	(3,737)	(3,887)
Proforma FFO	16,270	18,994	23,077	24,049	24,636	25,287

NOTES:

1. The forecast for 2001-2005 utilizes Congo projections as of 2/22/01
2. 2000 is actual. Projections for 2001-2005 are per management's DYNA cash flow models.
3. Forecast for 2000 is per management as of September 2000. Projections for 2001-2005 are per CSFB.

Congo Transaction Analysis

Investor IRR Analysis - Summary

SOURCES			
Debt		$134,578	55.7%
REMIC Facility	0		
SEC Facility	66,139		
Mortgage Debt	0		
Other Debt	0		
New Mortgage	68,439		
Mezzanine Debt	0		
Equity - Cash		106,922	44.3%
Total Sources		**$241,500**	**100.0%**

USES	
Portfolio Purchase	$240,000
Transaction Fees	1,500
Total Uses	**$241,500**

EXIT ANALYSIS	
2005 NOI	$35,170
Cap Rate (1)	12.0%
Transaction Fees	1.0%
Net Sale Proceeds	290,149
Plus: Nashville & Vegas(2)	18,900
Plus: Other Assets (3)	0
Less: Debt O/S	(123,665)
Equity Proceeds	185,384

1. Same as the going-in cap rate calculated at the time of purchase on trailing NOI.
2. Value assumed by CSFB.
3. Includes JV's.

INVESTOR CASHFLOW

	Proforma 2000	2001	2002	2003	2004	2005
Portfolio NOI (1)	$28,696	$29,345	$32,085	$33,429	$34,413	$35,170
Unlevered NOI Yield	11.9%	12.2%	13.3%	13.8%	14.2%	14.6%
Less: G&A	(1,148)	(1,174)	(1,283)	(1,337)	(1,377)	(1,407)
Less: TI & Leasing Commissions (2)	(859.8)	(3,652)	(1,001)	(1,232)	(1,278)	(1,152)
Less: Capex Mainten. Reserve @ $0.15 per SF	(646)	(659)	(673)	(686)	(700)	(714)
Total Cashflow	26,042	23,860	29,127	30,173	31,059	31,897
Unlevered Cashflow Yield	10.8%	9.9%	12.1%	12.5%	12.9%	13.2%
Less: Debt Service	(13,671)	(13,671)	(13,671)	(13,671)	(13,671)	(13,671)
Equity Cashflow	12,371	10,189	15,456	16,502	17,388	18,226
Levered Equity Yield	11.6%	9.5%	14.5%	15.4%	16.3%	17.0%
Plus: Sale Proceeds / (Additional Equity)			0			185,384
Less: Mezzanine Paydown		0	0	0	0	0
Total Equity Cashflow	(106,922)	10,189	15,456	16,502	17,388	203,609

INVESTOR LEVERED IRR 23.1%

1. Nashville NOI is projected to decline from $1.2 million in 2000 to $0 in 2001 through 2005, while being redeveloped.
2. Forecast for 2000 and projections for 2001-2005 are per management's DYNA cash flow models.

UNLEVERED IRR

	2000	2001	2002	2003	2004	2005
Total Cashflow		$23,860	$29,127	$30,173	$31,059	$31,897
Net Sale Proceeds						$309,049
Total Cashflow	($241,500)	$23,860	$29,127	$30,173	$31,059	$340,946

INVESTOR IRR 15.9%

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor IRR Sensitivity & NAV

INVESTOR IRR SENSITIVITY

	SALE PORTFOLIO NOI GROWTH					
Purchase Price	*0.0%*	*1.0%*	*2.0%*	*3.0%*	*4.0%*	*4.8%*
$220,000	19.2%	21.5%	23.7%	25.9%	28.0%	29.5%
230,000	16.1%	18.3%	20.4%	22.5%	24.6%	26.1%
240,000	13.3%	15.5%	17.6%	19.6%	21.6%	23.1%
250,000	10.9%	13.0%	15.1%	17.1%	19.1%	20.5%
260,000	8.8%	10.9%	12.9%	14.8%	16.7%	18.2%
$220,000	19.2%	21.5%	23.7%	25.9%	28.0%	29.5%
230,000	16.1%	18.3%	20.4%	22.5%	24.6%	26.1%
240,000	13.3%	15.5%	17.6%	19.6%	21.6%	23.1%
250,000	10.9%	13.0%	15.1%	17.1%	19.1%	20.5%
260,000	8.8%	10.9%	12.9%	14.8%	16.7%	18.2%

NET ASSET VALUE @ 2000A NOI

(Dollars in thousands, except per share data)

	Cap Rate on 2000 Sale Portfolio NOI					
	10.0%	11.0%	12.5%	12.6%	13.5%	14.0%
Sale Portfolio Value	$278,297	$252,998	$222,638	$221,100	$206,146	$198,784
Sale Portfolio 2000A NOI	$27,830	$27,830	$27,830	$27,830	$27,830	$27,830
Asset Value	278,297	252,998	222,638	221,100	206,146	198,784
Plus: Nashville & Vegas (1)(2)	18,900	18,900	18,900	18,900	18,900	18,900
Total Asset Value	297,197	271,898	241,538	240,000	225,046	217,684
Less: 2000 TI & Leasing Commissions	(860)	(860)	(860)	(860)	(860)	(860)
Less: Debt Assumed or Borrowed by Purchaser	(134,578)	(134,578)	(134,578)	(134,578)	(134,578)	(134,578)
Sale Portfolio Net Asset Value	161,760	136,460	106,101	104,563	89,609	82,247

1. Value assumed by CSFB.
2. Includes Additional Assets in the LBO analysis

NET ASSET VALUE @ 2001P NOI

(Dollars in thousands, except per share data)

	Cap Rate on 2001 Sale Portfolio NOI					
	10.5%	11.5%	13.0%	13.3%	14.0%	14.5%
Sale Portfolio 2001P NOI	$29,345	$29,345	$29,345	$29,345	$29,345	$29,345
Asset Value	283,863	258,058	227,091	221,100	210,269	202,760
Plus: Nashville & Vegas	18,900	18,900	18,900	18,900	18,900	18,900
Total Asset Value	302,763	276,958	245,991	240,000	229,169	221,660
Less: 2001 TI & Leasing Commissions	(3,652)	(3,652)	(3,652)	(3,652)	(3,652)	(3,652)
Less: Debt Assumed or Borrowed by Purchaser	(134,578)	(134,578)	(134,578)	(134,578)	(134,578)	(134,578)
Sale Portfolio Net Asset Value	164,534	138,728	107,761	101,771	90,940	83,430

Congo Transaction Analysis
(Numbers in Thousands, Except per Share Data)

Investor Debt Analysis

PROFORMA CAPITALIZATION
(Dollars in thousands, except per share data)

Debt Class	Maturity	Proforma 2000	2001	2002	2003	2004	2005
REMIC Debt	May-02	0	0	0	0	0	0
Refinancing		0	0	0	0	0	0
SEC Debt	Mar-13	66,139	65,614	65,040	64,415	63,732	62,988
Mortage Loans	May-14	0	0	0	0	0	0
Other Debt	May-02						
New Mortgage		68,439	67,129	65,708	64,166	62,493	60,677
Mezzanine Debt	Feb-04	0	0	0	0		
Total Debt		134,578	132,742	130,748	128,580	126,225	123,665

DEBT SERVICE
(Dollars in thousands, except per share data)

Debt Class	Interest Rate	2000	2001	2002	2003	2004	2005
REMIC Debt	7.75%	0	0	0	0	0	0
Refinancing	8.00%	0	0	0	0	0	0
SEC Debt	9.10%	6,544	6,544	6,544	6,544	6,544	6,544
Mortage Loans	7.63%	0	0	0	0	0	0
Other Debt	9.25%	0	0	0	0	0	0
New Mortgage	8.50%	7,127	7,127	7,127	7,127	7,127	7,127
Mezzanine Debt	16.00%	0	0	0	0	0	
Total		13,671	13,671	13,671	13,671	13,671	13,671

SEC - Defeasance Cost

Pre-pay date	01/11/01
Maturity Date	03/11/24
Loan o/s balance	66,112
Annual debt service payment	6,544
30YR Treasury Yield	5.55%
Defeasance cost	$24,639

REMIC - Yield Maintenance Premium

06/01/01	12/01/01	6/1/02
		86,393
	3,357	3,339
(86,393)	3,357	89,732

Yield Maintenance Premium @ 4.96% 1YR T-Yield $2,375

Congo Transaction Analysis

Investor Debt Analysis

DEBT SCHEDULES

			2000	2001	2002	2003	2004	2005
REMIC Facility								
Amount	$0	Beg. Balance		$0	$0	$0	$0	$0
Interest Rate	7.75%	Payment		0	0	0	0	0
Amortiz. Period	20	Interest		0	0	0	0	0
Debt Service	$0	Amortization		0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)			0			
		Ending Balance	$0	$0	$0	$0	$0	$0
Refinancing								
Amount	$0	Beg. Balance		$0	$0	$0	$0	$0
Interest Rate	8.00%	Payment		0	0	0	0	0
Amortiz. Period	20	Interest		0	0	0	0	0
Debt Service	$0	Amortization		0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)						
		Ending Balance	$0	$0	$0	$0	$0	$0
New Mortgage								
Amount	$68,439	Beg. Balance		$68,439	$67,129	$65,708	$64,166	$62,493
Interest Rate	8.50%	Payment		7,127	7,127	7,127	7,127	7,127
Amortiz. Period	20	Interest		5,817	5,706	5,585	5,454	5,312
Debt Service	$7,127	Amortization		1,310	1,421	1,542	1,673	1,815
		Balance	68,439	67,129	65,708	64,166	62,493	60,677
		Draw (Paydown)						
		Ending Balance	$68,439	$67,129	$65,708	$64,166	$62,493	$60,677
Securitization								
Amount	$66,139	Beg. Balance		$66,139	$65,614	$65,040	$64,415	$63,732
Interest Rate	9.10%	Payment		6,544	6,544	6,544	6,544	6,544
Amortiz. Period	25	Interest		6,019	5,971	5,919	5,862	5,800
Debt Service	$6,544	Amortization		525	573	625	682	744
		Balance	66,139	65,614	65,040	64,415	63,732	62,988
		Draw (Paydown)						
		Ending Balance	$66,139	$65,614	$65,040	$64,415	$63,732	$62,988
Other Debt (COC)								
Amount	$0	Beg. Balance	$0	$0	$0	$0	$0	$0
Interest Rate	9.25%	Payment	0	0	0	0	0	0
Amortiz. Period		Interest	0	0	0	0	0	0
Debt Service	$0	Amortization	0	0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)	0		0			
		Ending Balance	$0	$0	$0	$0	$0	$0
Mortgages								
Amount	$0	Beg. Balance		$0	$0	$0	$0	$0
Interest Rate	7.63%	Payment		0	0	0	0	0
Amortiz. Period	14	Interest		0	0	0	0	0
Debt Service	$0	Amortization		0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)						
		Ending Balance	$0	$0	$0	$0	$0	$0
Mezzanine Debt								
Amount	$0	Beg. Balance	$0	$0	$0	$0	$0	$0
Interest Rate	16.00%	Payment		0	0	0	0	0
Amortiz. Period		Interest		0	0	0	0	0
Debt Service		Amortization	0	0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)				$0		
		Ending Balance	$0	$0	$0	$0	$0	$0

Proforma NAV Analysis - Congo

(Numbers in Thousands, Except per Share Data)

DESCRIPTION: Case 2 - Base Case Sale of Outlet Portfolio

NOI Calculation

	2001A
Community Centers remaining after Sale of Portfolio	$33,752
Factory & VF Outlets	0
Net Operating Income after Sale of Portfolio	**$33,752**

NAV Calculation

			Estimated Market Value @ NOI Cap. Rate of:				
Community Centers remaining after Sale of Portfolio			9.00%	9.50%	10.00%	10.50%	11.00%
Factory & VF Outlets	Book Value	Adj.	10.50%	10.75%	11.00%	11.25%	11.50%
Assets							
Community Centers remaining after Sale of Po	$298,858		$375,024	$355,286	$337,522	$321,449	$306,838
Factory & VF Outlets	0		0	0	0	0	0
Cash from Sale of Outlet Portfolio	57,358	100%	57,358	57,358	57,358	57,358	57,358
Cash & Cash Equivalents	16,571	100%	16,571	16,571	16,571	16,571	16,571
Restricted Cash	6,614	100%	6,614	6,614	6,614	6,614	6,614
Accounts Receivable	6,378	100%	6,378	6,378	6,378	6,378	6,378
Deferred Charges & Other Assets	13,847	0%	0	0	0	0	0
Investment in Atlantic Realty (2 centers)	2,574	0%	0	0	0	0	0
Investment in Park Place KPT LLC	6,527	100%	6,527	6,527	6,527	6,527	6,527
Investment in Falls Pointe KPT LLC	5,352	100%	5,352	5,352	5,352	5,352	5,352
Investment in Sunset KPT Investement, Inc.	13,012	100%	13,012	13,012	13,012	13,012	13,012
Additional Towne Center Value?	0	100%	0	0	0	0	0
Note Receivable	646	100%	646	646	646	646	646
Asset Held for Sale - Las Vegas	19,738	0%	0	0	0	0	0
Properties Under Development (2)	17,110	0%	0	0	0	0	0
Image Twin	(1,368)	0%	0	0	0	0	0
Land and Other Assets	0	100%	0	0	0	0	0
Total Assets	$463,217		$487,482	$467,744	$449,979	$433,907	$419,296
Liabilities							
Debt	$217,653	100%	$217,653	$217,653	$217,653	$217,653	$217,653
Accounts Payable	25,532	100%	25,532	25,532	25,532	25,532	25,532
Capital Lease Obligations	489	100%	489	489	489	489	489
Other Liabilities	0	100%	0	0	0	0	0
Total Liabilities	$243,674		$243,674	$243,674	$243,674	$243,674	$243,674
Liquidation Value of Preferred (3)	19,517		19,517	19,517	19,517	19,517	19,517
Net Asset Value, Before Transaction Costs			$224,290	$204,552	$186,788	$170,716	$156,104
less: Transaction Costs as a % of Total Assets @ 1.0%			4,875	4,677	4,500	4,339	4,193
Net Asset Value, After Transaction Costs			$219,416	$199,875	$182,288	$166,376	$151,911
Outstanding Shares & OP Units			32,263	32,263	32,263	32,263	32,263
NAV/Share			**$6.80**	**$6.20**	**$5.65**	**$5.16**	**$4.71**
Current Price @ 2/19/01			**$4.50**	**$4.50**	**$4.50**	**$4.50**	**$4.50**
Premium/(Discount) to NAV			**(33.8%)**	**(27.4%)**	**(20.4%)**	**(12.7%)**	**(4.4%)**
Number of Shares issued per CVR agreement (4)			4,500	4,500	4,500	4,500	4,500
NAV/Share			**$5.97**	**$5.44**	**$4.96**	**$4.53**	**$4.13**
Current Price @ 2/19/01			**$4.50**	**$4.50**	**$4.50**	**$4.50**	**$4.50**
Premium/(Discount) to NAV			**(24.6%)**	**(17.2%)**	**(9.2%)**	**(0.6%)**	**8.9%**

Notes:

1. Excludes book value of investment in Image Twin, formerly truefinds.com.
2. Includes Mill Pond Village; development cost at completion is estimated at $29.4 million.
3. Valued at $25.00 per share. Preferred shares are convertible into common stock at $9 per share (approx. 2.8 shares).
4. Maximum number of shares to be issued.

DRAFT

Congo Transaction Analysis
(Numbers in Thousands Except per Share Data)

Summary Page

DESCRIPTION: Case 3 - LBO of Company
- Sell the whole Company.
- Buyer assumes all debt.
- Entity level transaction
- Projections are per management's DYNA cash flow models.

TOTAL MARKET VALUE - TODAY

Stock Price	$4.50
Number of Shares Outstanding (incl. OPUs)	32,263
Market Value of Common Equity	$145,182
Value of Preferred	19,517
Total Market Equity Capitalization	$164,699
Plus: Total Debt	382,548
Less: Cash on Hand	(16,571)
Total Market Value	$530,676

TOTAL MARKET VALUE - PROFORMA SALE TRANSACTION

Stock Price	$5.71
Number of Shares Outstanding	(3,421)
Market Value of Common Equity	($19,517)
Value of Preferred	19,517
Total Market Equity Capitalization	$0
Plus: Total Debt	0
Less: Cash on Hand	0
Total Market Value	$0

SHARE REPURCHASE

Share Repurchase Price	$5.71
No. Shares Buy-Back (a)	35,684

(a) Assumes conversion of Preferred at repurchase price. CVR's unexercised.

CASH REQUIRED FOR PURCHASE OF PORTFOLIO

Purchase Price	$600,000
Less: Assumption of REMIC Facility	(86,393)
Less: Assumption of SEC Debt	(66,139)
Less: Assumption of Mortgage Debt	(156,053)
Less: Other Debt	(77,105)
Cash Required	$214,310

SOURCES

Cash from Sale of Portfolio	$214,310
Cash from Refinancing	0
Total Sources	$214,310

USES

Paydown of Construction Loans	7,731
Paydown of CDC Debt (1)	0
Prepayment penalty on CDC Debt	0
Paydown of REMIC	0
Prepayment pen 'y on REMIC	0
Pay Transaction Fees	3,000
Excess Cash / Share Repurchase	203,579
Total Uses	$214,310

1. It may be possible to keep portion of the CDC debt related to the community centers ($4MM of NOI) at a lower rate.

INVESTOR IRR SENSITIVITY (1)

Exit Cap Rate			*SALE PORTFOLIO NOI GROWTH*					
11.0%	*Price*		*0.0%*	*1.0%*	*2.0%*	*3.0%*	*4.0%*	*4.6%*
	$4.16	$550,000	23.4%	25.6%	27.8%	30.0%	32.1%	33.3%
	$4.93	575,000	19.5%	21.6%	23.7%	25.8%	27.8%	29.0%
	$5.71	600,000	16.2%	18.3%	20.3%	22.3%	24.2%	25.4%
	$6.48	625,000	13.4%	15.4%	17.4%	19.3%	21.2%	22.3%
	$7.25	650,000	10.9%	12.9%	14.8%	16.7%	18.5%	19.6%

FFO ACCRETION / (DILUTION)
(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Status-quo FFO	$19,981	$22,883	$29,213	$31,014	$32,045	$32,886
Per Share - fully diluted	0.58	0.66	0.85	0.90	0.93	0.96
Implied FFO multiple	7.8x	6.8x	5.3x	5.0x	4.8x	4.7x
Proforma FFO	0	0	0	0	0	0
Per Share - fully diluted	0.00	0.00	0.00	0.00	0.00	0.00
FFO multiple necessary to maintain current stock price	NA	NA	NA	NA	NA	NA
Accretion / (Dilution)	($19,981)	($22,883)	($29,213)	($31,014)	($32,045)	($32,886)
Per Share	($0.58)	($0.66)	($0.85)	($0.90)	($0.93)	($0.96)
Percentage Increase / (Decrease)	(100.0%)	(100.0%)	(100.0%)	(100.0%)	(100.0%)	(100.0%)

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Capitalization

PROFORMA CAPITALIZATION

(Dollars in thousands, except per share data)

	09/30/00	12/31/00	% of Capitalization	Portfolio Sale Adjustments	Proforma	% of Capitalization	Stock Buyback Adjustments	Proforma	% of Capitalization
Cash and Equivalents	$16,571	$16,571		$203,579	$220,150		($203,579)	$0	
Debt									
REMIC Debt	86,861	86,393	15.5%	(86,393)	0	0.0%		0	0.0%
SBC Debt	66,139	66,139	11.9%	(66,139)	0	0.0%		0	0.0%
CDC Debt	58,925	58,925	10.6%	(58,925)	0	0.0%		0	0.0%
Mortgages (1)	113,415	152,782	27.4%	(152,782)	0	0.0%		0	0.0%
Lenoir Mortgage	3,291	3,271	0.6%	(3,271)	0	0.0%		0	0.0%
Construction Loans	47,217	19,211	3.4%	(19,211)	0	0.0%		0	0.0%
Line of Credit	6,700	6,700	1.2%	(6,700)	0	0.0%		0	0.0%
Congo Mezzanine Debt				0	0	0.0%			
Total Debt	382,548	393,421	70.5%		0	0.0%		0	0.0%
Equity									
Preferred Equity	19,517	19,517	3.5%		19,517	11.9%		19,517	(50.2%)
Equity Market Value	145,182	145,182	26.0%		145,182	88.1%	(203,579)	(58,397)	150.2%
Total Equity	164,699	164,699	29.5%		164,699	100.0%		(38,880)	100.0%
Total Capitalization	$547,247	$558,120	100.0%		$164,699	100.0%		($38,880)	100.0%

1. Includes $46.4 million debt secured by Mt. Pleasant Towne Center

PROFORMA INTEREST EXPENSE

(Dollars in thousands, except per share data)

			Actual		Portfolio Sale	PROFORMA	
Debt Class	**Maturity**	**Rate**	**12/31/00**	**Interest Exp.**	**Adjustments**	**Balance**	**Interest Exp.**
REMIC Debt	Jun-02	7.75%	86,393	6,695	(86,393)	0	0
SBC Debt	Mar-13	9.10%	66,139	6,019	(66,139)	0	0
CDC Debt	Dec-02	9.25%	58,925	5,451	(58,925)	0	0
Mortgages	–	8.50%	152,782	12,986	(152,782)	0	0
Lenoir Mortgage	May-14	7.63%	3,271	249	(3,271)	0	0
Construction Loans	Sep-01	8.50%	19,211	1,633	(19,211)	0	0
Line of Credit	May-01	8.00%	6,700	536	(6,700)	0	0
Congo Mezzanine Debt		0.00%		0	0	0	0
Total			393,421	33,569	(393,421)	0	0

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

FFO Calculation

STATUS-QUO FFO

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	59,939	63,097	69,693	71,770	73,089	74,229
Less: Interest Expense	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)	(33,569)
Less: Corporate G&A (1)	(6,389)	(6,645)	(6,910)	(7,187)	(7,474)	(7,773)
Status-quo FFO	19,981	22,883	29,213	31,014	32,045	32,886

PROFORMA FFO

(Dollars in thousands, except per share data)

	2000	2001	2002	2003	2004	2005
Total Company Property Level NOI (1)	$59,939	$63,097	$69,693	$71,770	$73,089	$74,229
Less: Sale Portfolio NOI (2)	(59,073)	(63,097)	(69,693)	(71,770)	(73,089)	(74,229)
Less: Nashville NOI (3)	(866)	0	0	0	0	0
Proforma Congo NOI	0	0	0	0	0	0
Plus: NOI from Acquisitions @ 10.5%	0	0	0	0	0	0
Plus: Interest Income from Excess Cash @ 5.0%	0	0	-	0	0	0
Less: Proforma Interest Expense	0	0	0	0	0	0
Less: Proforma Corporate G&A @ 50.0% of status quo	0	0	0	0	0	0
Proforma FFO	0	0	0	0	0	0

NOTES:

1. The forecast for 2001-2005 utilizes Congo projections as of 2/22/01
2. 2000 is actual. Projections for 2001-2005 are per management's DYNA cash flow models.
3. Forecast for 2000 is per management as of September 2000. Projections for 2001-2005 are per CSFB.

DRAFT

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor IRR Analysis - Summary

SOURCES			
Debt		$393,845	65.5%
REMIC Facility	86,393		
SEC Facility	66,139		
Mortgage Debt	156,053		
Other Debt	77,105		
New Mortgage	8,155		
Mezzanine Debt	0		
Equity - Cash		207,655	34.5%
Total Sources		$601,500	100.0%

USES	
Portfolio Purchase	$600,000
Transaction Fees	1,500
Total Uses	$601,500

EXIT ANALYSIS	
2005 NOI	$74,229
Cap Rate (1)	11.0%
Transaction Fees	1.0%
Net Sale Proceeds	668,061
Plus: Nashville & Vegas(2)	43,791
Plus: Other Assets (3)	24,891
Less: Debt O/S	(253,164)
Equity Proceeds	483,579

1. Same as the going-in cap rate calculated at the time of purchase on trailing NOI.
2. Value assumed by CSFB.
3. Includes JV's.

INVESTOR CASHFLOW (Dollars in thousands, except per share data)	Proforma 2000	2001	2002	2003	2004	2005
Portfolio NOI (1)	$59,939	$63,097	$69,693	$71,770	$73,089	$74,229
Unlevered NOI Yield	10.0%	10.5%	11.6%	11.9%	12.2%	12.3%
Less: G&A	(2,398)	(2,524)	(2,788)	(2,871)	(2,924)	(2,969)
Less: TI & Leasing Commissions (2)	(1,860.0)	(8,238)	(1,676)	(1,779)	(2,032)	(2,170)
Less: Capex Mainten. Reserve @ $0.15 per SF	(1,426)	(1,454)	(1,483)	(1,513)	(1,543)	(1,574)
Total Cashflow	54,256	50,880	63,746	65,607	66,590	67,516
Unlevered Cashflow Yield	9.0%	8.5%	10.6%	10.9%	11.1%	11.2%
Less: Debt Service	(41,389)	(41,389)	(40,647)	(32,772)	(32,772)	(32,772)
Equity Cashflow	12,866	9,491	23,099	32,834	33,818	34,744
Levered Equity Yield	6.2%	4.6%	11.1%	15.8%	16.3%	16.7%
Plus: Sale Proceeds / (Additional Equity)			(13,599)			483,579
Less: Mezzanine Paydown		0	0	0	0	0
Total Equity Cashflow	(207,655)	9,491	9,500	32,834	33,818	518,323

INVESTOR LEVERED IRR 25.9%

1. Nashville NOI is projected to decline from $1.2 million in 2000 to $0 in 2001 through 2005, while being redeveloped.
2. Forecast for 2000 and projections for 2001-2005 are per management's DYNA cash flow models.

UNLEVERED IRR (Dollars in thousands, except per share data)	2000	2001	2002	2003	2004	2005
Total Cashflow		$50,880	$63,746	$65,607	$66,590	$67,516
Net Sale Proceeds						$711,852
Total Cashflow	($601,500)	$50,880	$63,746	$65,607	$66,590	$779,368

INVESTOR IRR 13.1%

Congo Transaction Analysis

Investor IRR Sensitivity & NAV

INVESTOR IRR SENSITIVITY

	SALE PORTFOLIO NOI GROWTH					
Purchase Price	0.0%	1.0%	2.0%	3.0%	4.0%	4.5%
$550,000	23.4%	25.6%	27.8%	30.0%	32.1%	33.3%
575,000	19.5%	21.6%	23.7%	25.8%	27.8%	29.0%
600,000	16.2%	18.3%	20.3%	22.3%	24.2%	25.4%
625,000	13.4%	15.4%	17.4%	19.3%	21.2%	22.3%
650,000	10.9%	12.9%	14.8%	16.7%	18.5%	19.6%
$550,000	23.4%	25.6%	27.8%	30.0%	32.1%	33.3%
575,000	19.5%	21.6%	23.7%	25.8%	27.8%	29.0%
600,000	16.2%	18.3%	20.3%	22.3%	24.2%	25.4%
625,000	13.4%	15.4%	17.4%	19.3%	21.2%	22.3%
650,000	10.9%	12.9%	14.8%	16.7%	18.5%	19.6%

NET ASSET VALUE @ 2000A NOI

	Cap Rate on 2000 Sale Portfolio NOI					
	8.0%	9.0%	10.5%	10.6%	11.5%	12.0%
Sale Portfolio Value	$738,408	$656,363	$562,597	$556,209	$513,675	$492,272
Sale Portfolio 2000A NOI	$59,073	$59,073	$59,073	$59,073	$59,073	$59,073
Asset Value	738,408	656,363	562,597	556,209	513,675	492,272
Plus: Nashville & Vegas (1)(2)	43,791	43,791	43,791	43,791	43,791	43,791
Total Asset Value	782,199	700,154	606,388	600,000	557,466	536,063
Less: 2000 TI & Leasing Commissions	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)
Less: Debt Assumed or Borrowed by Purchaser	(393,845)	(393,845)	(393,845)	(393,845)	(393,845)	(393,845)
Sale Portfolio Net Asset Value	386,494	304,449	210,683	204,295	161,761	140,358

1. Value assumed by CSFB.
2. Includes Additional Assets in the LBO analysis

NET ASSET VALUE @ 2001P NOI

	Cap Rate on 2001 Sale Portfolio NOI					
	8.5%	9.5%	11.0%	11.3%	12.0%	12.5%
Sale Portfolio 2001P NOI	$63,097	$63,097	$63,097	$63,097	$63,097	$63,097
Asset Value	753,176	669,490	573,849	556,209	523,949	502,117
Plus: Nashville & Vegas	43,791	43,791	43,791	43,791	43,791	43,791
Total Asset Value	796,967	713,281	617,640	600,000	567,740	545,908
Less: 2001 TI & Leasing Commissions	(8,238)	(8,238)	(8,238)	(8,238)	(8,238)	(8,238)
Less: Debt Assumed or Borrowed by Purchaser	(393,845)	(393,845)	(393,845)	(393,845)	(393,845)	(393,845)
Sale Portfolio Net Asset Value	394,884	311,198	215,556	197,917	165,657	143,825

DRAFT

Congo Transaction Analysis
(Numbers in Thousands, Except per Share Data)

Investor Debt Analysis

PROFORMA CAPITALIZATION
(Dollars in thousands, except per share data)

Debt Class	Maturity	Proforma 2000	2001	2002	2003	2004	2005
REMIC Debt	May-02	86,393	84,578	0	0	0	0
Refinancing		0	0	69,287	67,804	66,202	64,472
SEC Debt	Mar-13	66,139	65,614	65,040	64,415	63,732	62,988
Mortage Loans	May-14	156,053	149,599	142,653	135,178	127,132	118,474
Other Debt	May-02						
New Mortgage		8,155	7,999	7,829	7,646	7,446	7,230
Mezzanine Debt	Feb-04	0	0	0	0		
Total Debt		316,740	307,789	284,810	275,042	264,513	253,164

DEBT SERVICE
(Dollars in thousands, except per share data)

Debt Class	Interest Rate	2000	2001	2002	2003	2004	2005
REMIC Debt	7.75%	8,511	8,511	4,255	0	0	0
Refinancing	8.00%	0	0	3,513	7,026	7,026	7,026
SEC Debt	9.10%	6,544	6,544	6,544	6,544	6,544	6,544
Mortage Loans	7.63%	18,353	18,353	18,353	18,353	18,353	18,353
Other Debt	9.25%	7,132	7,132	7,132	0	0	0
New Mortgage	8.50%	849	849	849	849	849	849
Mezzanine Debt	16.00%	0	0	0	0	0	
Total		41,389	41,389	40,647	32,772	32,772	32,772

SEC - Defeasance Cost

Pre-pay date	01/11/01
Maturity Date	03/11/28
Loan o/s balance	66,112
Annual debt service payment	6,544
30YR Treasury Yield	5.55%
Defeasance cost	$24,639

REMIC - Yield Maintenance Premium

06/01/01	12/01/01	6/1/02	
		86,393	
	3,357	3,339	
(86,393)	3,357	89,732	
Yield Maintenance Premium @ 4.96% 1YR T-Yield			$2,375

Congo Transaction Analysis

(Numbers in Thousands, Except per Share Data)

Investor Debt Analysis

DEBT SCHEDULES
(Dollars in thousands, except per share data)

			2000	2001	2002	2003	2004	2005
REMIC Facility								
Amount	$86,393	Beg. Balance		$86,393	$84,578	$0	$0	$0
Interest Rate	7.75%	Payment		8,511	4,255	0	0	0
Amortiz. Period	20	Interest		6,695	3,277	0	0	0
Debt Service	$8,511	Amortization		1,815	978	0	0	0
		Balance	86,393	84,578	83,599	0	0	0
		Draw (Paydown)			(83,599)			
		Ending Balance	$86,393	$84,578	$0	$0	$0	$0
Refinancing								
Amount	$70,000	Beg. Balance		$0	$70,000	$69,287	$67,804	$66,202
Interest Rate	8.00%	Payment		0	3,513	7,026	7,026	7,026
Amortiz. Period	20	Interest		0	2,800	5,543	5,424	5,296
Debt Service	$7,026	Amortization		0	713	1,483	1,602	1,730
		Balance	0	0	69,287	67,804	66,202	64,472
		Draw (Paydown)						
		Ending Balance	$0	$0	$69,287	$67,804	$66,202	$64,472
New Mortgage								
Amount	$8,155	Beg. Balance		$8,155	$7,999	$7,829	$7,646	$7,446
Interest Rate	8.50%	Payment		849	849	849	849	849
Amortiz. Period	20	Interest		693	680	666	650	633
Debt Service	$849	Amortization		156	169	184	199	216
		Balance	8,155	7,999	7,829	7,646	7,446	7,230
		Draw (Paydown)						
		Ending Balance	$8,155	$7,999	$7,829	$7,646	$7,446	$7,230
Securitization								
Amount	$66,139	Beg. Balance		$66,139	$65,614	$65,040	$64,415	$63,732
Interest Rate	9.10%	Payment		6,544	6,544	6,544	6,544	6,544
Amortiz. Period	25	Interest		6,019	5,971	5,919	5,862	5,800
Debt Service	$6,544	Amortization		525	573	625	682	744
		Balance	66,139	65,614	65,040	64,415	63,732	62,988
		Draw (Paydown)						
		Ending Balance	$66,139	$65,614	$65,040	$64,415	$63,732	$62,988
Other Debt (CDC)								
Amount	$77,105	Beg. Balance	$77,105	$77,105	$77,105	$0	$0	$0
Interest Rate	9.25%	Payment	7,132	7,132	7,132	0	0	0
Amortiz. Period		Interest	7,132	7,132	7,132	0	0	0
Debt Service	$7,132	Amortization	0	0	0	0	0	0
		Balance	77,105	77,105	77,105	0	0	0
		Draw (Paydown)	0		(77,105)			
		Ending Balance	$77,105	$77,105	$0	$0	$0	$0
Mortgages								
Amount	$156,053	Beg. Balance		$156,053	$149,599	$142,653	$135,178	$127,132
Interest Rate	7.63%	Payment		18,353	18,353	18,353	18,353	18,353
Amortiz. Period	14	Interest		11,899	11,407	10,877	10,307	9,694
Debt Service	$18,353	Amortization		6,454	6,946	7,475	8,045	8,659
		Balance	156,053	149,599	142,653	135,178	127,132	118,474
		Draw (Paydown)						
		Ending Balance	$156,053	$149,599	$142,653	$135,178	$127,132	$118,474
Mezzanine Debt								
Amount	$0	Beg. Balance	$0	$0	$0	$0	$0	$0
Interest Rate	16.00%	Payment		0	0	0	0	0
Amortiz. Period		Interest		0	0	0	0	0
Debt Service		Amortization	0	0	0	0	0	0
		Balance	0	0	0	0	0	0
		Draw (Paydown)				$0		
		Ending Balance	$0	$0	$0	$0	$0	$0

EXHIBIT D - MERGER MODELS

Kimco Acquisition of Congo

(Units in thousands, except per share data)

Summary Financial Information

	Acquiror Kimco	Target Congo	Pro Forma[1] Kimco	Pro Forma[2] Kimco
Trading Information				
Share Price as of 2/22/01	$41.08	$4.49	$41.08	$41.08
2001E FFO per Share (3)	$4.46	$0.66	$4.59	$4.48
2002E FFO per Share (3)	$4.91	$0.85	$5.11	$4.97
Price/2001E FFO	9.2x	6.8x	9.0x	9.2x
Price/2002E FFO	8.4x	5.3x	8.0x	8.3x
Annual Dividend	$2.88	$0.50	$2.88	$2.88
Dividend Yield	7.0%	11.1%	7.0%	7.0%
Shares/Units for diluted FFO	63,041	36,763	67,662	72,894
Capitalization				
Shares/Units for Capitalization	63,041	36,763	67,662	72,894
Equity Capitalization	$2,589,724	$165,064	$2,779,548	$2,994,469
Liquidation Value of Preferred	332,129	19,517	332,129	332,129
Total Debt	1,288,266	393,426	1,681,692	1,466,771
Total Capitalization	$4,210,119	$578,007	$4,793,369	$4,793,369
Debt/Total Capitalization	30.6%	68.1%	35.1%	30.6%
(Debt+Preferred)/Total Cap.	38.5%	71.4%	42.0%	37.5%

(1) 100% Stock Transaction.

(2) Pro forma for post merger equity offering to make transaction leverage neutral.

(3) First Call Estimate for 2001 and CSFB estimate for 2002.

Purchase Price Calculation

Tender Price	$5.16
Tender Premium / (Discount)	15.00%
Exchange Ratio	0.126x
Target Shares	36,763
Equity Purchase Price	$189,824
% Cash Tender	0%
% Stock Tender	100.0%

Additional Assumptions

Total Transaction Costs	6,028
Target Leverage Ratio	30.6%
Gross Spread on Debt Issuance	0.0%
Gross Spread on Equity Issuance	0.0%
30-Day Libor	5.53%
Spread to Libor	2.00%
Post Merger Working Capital	20,000
G&A Synergies:	
2000 Congo G&A	$6,389
G&A Synergies (%)	65.0%
Approximate G&A Savings	$4,153
G&A Savings to Model	$4,000

Merger - Sources

Congo Cash	$16,571
Kimco Cash	28,974
Assumed Debt	393,426
New Kimco Debt	0
New Equity	189,824
Total Sources	$628,794

Merger - Uses

Total Transaction Costs (Acquiror & Target)	6,028
Prepay Debt	0
Assumed Debt	393,426
Pay off Preferred Equity	19,517
Cash to Buy 0.0% of Congo	0
Equity to Buy 100.0% of Congo	189,824
Working Capital Cash	20,000
Total Uses	$628,794

New Kimco Debt Issued for Merger

Cash Used to buy Congo	0
plus: Transaction Costs	6,028
plus: Prepay Debt	0
plus: Pay-off Preferred Equity	19,517
plus: Working Capital Assumption	20,000
Fund Requirement	$45,545
less: Congo Cash	(16,571)
less: Kimco Cash	(28,974)
	0.0
New Debt	$0
Interest Expense @ Libor + 2.00%	$0

New Kimco Shares Issued for Merger

New Equity Required	$189,824
Kimco Current Share Price	41.08
New Kimco Shares Issued	4,621
Current Kimco Shares/Units Outstanding	63,041
Pro Forma Kimco Shares Outstanding	67,662
Current Kimco Shares/Units Outstanding-FD	63,041
Pro Forma Kimco Shares Outstanding - FD	67,662

Leverage Neutral Analysis

Post Merger Debt Offering - Not Necessary

Target Leverage Ratio	30.6%
Required Debt Proceeds	$0
Gross Spread @ 0.0%	0
Net Proceeds	$0
Current Kimco Share Price	$41.08
Number of Shares to Repurchase	0
Prior Pro Forma Shares Outstanding	67,662
New Pro Forma Shares Outstanding	67,662
New Pro Forma Shares Outstanding-FD	67,662

Post Merger Equity Offering

Target Leverage Ratio	30.6%
Required Debt Paydown	$214,921
Gross Spread @ 0.0%	0
Gross Proceeds Required	$214,921
Current Kimco Share Price	$41.08
New Shares Issued	5,232
Prior Pro Forma Shares Outstanding	67,662
New Pro Forma Shares Outstanding	72,894
New Pro Forma Shares Outstanding-FD	72,894

Kimco Capitilization Table	Balance 9/31/2000	% of Cap.	Transaction Adjusted: Adjustments	Transaction Adjusted: Balance 9/31/2000 PF	Transaction Adjusted: % of Cap.	Leverage Neutral Adjusted: Adjustments	Leverage Neutral Adjusted: Balance Post Merger Equity Offering	Leverage Neutral Adjusted: % of Cap.
Cash	$43,790		($8,974)	$34,816			$34,816	
Kimco Debt	$1,288,266		0	1,288,266		(214,921)	1,073,345	
Congo Debt			393,426	393,426		0	393,426	
Total Debt	$1,288,266	30.6%	$393,426	$1,681,692	35.1%	($214,921)	$1,466,771	30.6%
Preferred Equity	332,129	7.9%	0	332,129	6.9%	0	332,129	6.9%
Common Equity	2,589,724	61.5%	189,824	2,779,548	58.0%	214,921	2,994,469	62.5%
Total Capitalization	$4,210,119	100.0%	$583,250	$4,793,369	100.0%	$0	$4,793,369	100.0%

Congo PF Interest Expense	Maturity	Rate	Balance 12/31/00	Adjustments	Balance 12/31/00 PF	PF Interest Savings
Cash (at 9/30/00)			16,571	($16,571)	0	
Remic Debt	6/2/02	7.75%	86,398	0	86,398	0
SEC Debt	3/1/13	9.10%	66,139	0	66,139	0
CDC Debt	12/1/02	9.25%	58,925	0	58,925	0
Mortgages		8.50%	152,782	0	152,782	0
Lenoir Mortgage	5/1/14	7.63%	3,271	0	3,271	0
Contruction Loan	9/1/01	8.50%	19,211	0	19,211	0
Line of Credit	5/1/01	8.00%	6,700	0	6,700	0
Total Debt			$393,426	$0	$393,426	$0
Preferred Equity		5.50%	19,517	(19,517)	0	1,073
Total Preferred			$19,517	($19,517)	$0	$1,073

Kimco Acquisition of Congo

(Units in thousands, except per share data)

Pro Forma FFO - 35.1% Leverage

	2001E	2002E
Kimco FFO per share	$4.46	$4.91
Current Shares/Units Outstanding	63,041	63,041
Kimco FFO Contribution	**$281,163**	**$309,531**
Congo FFO per share	$0.66	$0.85
Current Shares/Units Outstanding	36,763	36,763
Congo FFO Contribution	**$24,263**	**$31,248**
New Kimco Interest Expense	$0	$0
Savings from Paying Congo Debt	0	0
Savings from Paying Congo Prefe	1,073	1,073
G&A Synergies	4,000	4,000
Pro Forma Kimco FFO	**$310,500**	**$345,853**
Pro Forma Shares Outstanding	67,662	67,662
Pro Forma FFO per share	**$4.59**	**$5.11**
Accretion / (Dilution) $	$0.13	$0.20
Accretion / (Dilution) %	2.9%	4.1%

Pro Forma FFO - Post Equity Offering - Leverage Neutral

	2001E	2002E
Previous Pro Forma FFO	$310,500	$345,853
New Int. Savings/(Exp.) @ 7.53%	16,186	16,186
New Pro Forma FFO	**$326,686**	**$362,039**
New Pro Forma Shares	72,894	72,894
New Pro Forma FFO per share	**$4.48**	**$4.97**
Accretion / (Dilution) $	$0.02	$0.06
Accretion / (Dilution) %	0.5%	1.2%

Sensitivity Analysis - Pro Forma FFO

2001 Accretion/ (Dilution) - %

		$3.00	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
Pro Forma Leverage	20.6%	(1.7%)	(1.9%)	(2.8%)	(3.8%)	(4.8%)	(5.7%)	(6.6%)
	25.6%	0.5%	0.3%	(0.8%)	(1.8%)	(2.8%)	(3.8%)	(4.8%)
	30.6%	2.9%	2.8%	1.6%	0.5%	(0.6%)	(1.7%)	(2.8%)
	35.6%	5.9%	5.7%	4.4%	3.2%	2.0%	0.8%	(0.4%)
	40.6%	9.4%	9.1%	7.8%	6.4%	5.1%	3.8%	2.5%
	45.6%	13.6%	13.3%	11.8%	10.3%	8.9%	7.4%	6.0%

2001 Accretion/ (Dilution) - $

		$3.00	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
Pro Forma Leverage	20.6%	($0.08)	($0.08)	($0.13)	($0.17)	($0.21)	($0.25)	($0.30)
	25.6%	$0.02	$0.01	($0.03)	($0.08)	($0.13)	($0.17)	($0.22)
	30.6%	$0.13	$0.12	$0.07	$0.02	($0.03)	($0.08)	($0.12)
	35.6%	$0.26	$0.25	$0.20	$0.14	$0.09	$0.04	($0.02)
	40.6%	$0.42	$0.41	$0.35	$0.29	$0.23	$0.17	$0.11
	45.6%	$0.61	$0.59	$0.53	$0.46	$0.39	$0.33	$0.27

2001 Accretion/ (Dilution) - %

		$3.00	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
G&A Synergies	$1,000	2.0%	1.8%	0.7%	(0.4%)	(1.5%)	(2.6%)	(3.7%)
	$2,000	2.3%	2.1%	1.0%	(0.1%)	(1.2%)	(2.3%)	(3.4%)
	$3,000	2.6%	2.4%	1.3%	0.2%	(0.9%)	(2.0%)	(3.1%)
	$4,000	2.9%	2.8%	1.6%	0.5%	(0.6%)	(1.7%)	(2.8%)
	$5,000	3.3%	3.1%	1.9%	0.8%	(0.3%)	(1.4%)	(2.5%)
	$6,000	3.6%	3.4%	2.2%	1.1%	(0.0%)	(1.1%)	(2.2%)

2001 Accretion/ (Dilution) - $

		$3.00	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
G&A Synergies	$1,000	$0.10	$0.09	$0.03	($0.02)	($0.08)	($0.13)	($0.18)
	$2,000	$0.11	$0.10	$0.05	($0.01)	($0.06)	($0.11)	($0.17)
	$3,000	$0.13	$0.12	$0.06	$0.01	($0.05)	($0.10)	($0.15)
	$4,000	$0.14	$0.14	$0.08	$0.02	($0.03)	($0.08)	($0.14)
	$5,000	$0.16	$0.15	$0.09	$0.04	($0.02)	($0.07)	($0.12)
	$6,000	$0.18	$0.17	$0.11	$0.05	($0.00)	($0.05)	($0.11)

Kimco Acquisition of Congo

(Units in thousands, except per share data)

KIMCO: Net Asset Value Analysis

Public NOI Cap Rate	8.30%	8.55%	8.80%	9.05%	9.30%
Value of Real Estate					
Real Estate Revenues	$462,904	$462,904	$462,904	$462,904	$462,904
less: Management Fee @ 2.0%	(9,258)	(9,258)	(9,258)	(9,258)	(9,258)
Private Real Estate Revenues	$453,646	$453,646	$453,646	$453,646	$453,646
less: Operating Expenses	(108,836)	(108,836)	(108,836)	(108,836)	(108,836)
Total NOI	$344,810	$344,810	$344,810	$344,810	$344,810
Real Estate Investments	$4,154,336	$4,032,865	$3,918,295	$3,810,054	$3,707,634
plus: Investment in JV's @ 1.1x	205,138	205,138	205,138	205,138	205,138
plus: Equity Interests @ 1.1x (9/30/00)	11,690	11,690	11,690	11,690	11,690
plus: Cash	43,790	43,790	43,790	43,790	43,790
plus: Net Other Assets/(Liabilities)	38,263	38,263	38,263	38,263	38,263
Gross Asset Value	4,453,217	4,331,745	4,217,175	4,108,935	4,006,514
less: Total Debt	(1,288,266)	(1,288,266)	(1,288,266)	(1,288,266)	(1,288,266)
less: Liquidation Value of Preferred	(332,129)	(332,129)	(332,129)	(332,129)	(332,129)
Net Asset Value	$2,832,822	$2,711,350	$2,596,780	$2,488,540	$2,386,119
Common Shares/OP Units Outstanding	63,041	63,041	63,041	63,041	63,041
Net Asset Value, per share	$44.94	$43.01	$41.19	$39.47	$37.85
Current Stock Price	$41.08	$41.08	$41.08	$41.08	$41.08
Premium/(Discount) to NAV	(8.6%)	(4.5%)	(0.3%)	4.1%	8.5%

CONGO: Net Asset Value Analysis

Public NOI Cap Rate	10.50%	10.75%	11.00%	11.25%	11.50%
Value of Real Estate:					
Real Estate Revenues	$86,736	$86,736	$86,736	$86,736	$86,736
less: Management Fee @ 2.0%	(1,735)	(1,735)	(1,735)	(1,735)	(1,735)
Private Real Estate Revenues	$85,001	$85,001	$85,001	$85,001	$85,001
less: Operating Expenses	(30,148)	(30,148)	(30,148)	(30,148)	(30,148)
Total NOI	$54,853	$54,853	$54,853	$54,853	$54,853
Real Estate Investments	$522,412	$510,263	$498,666	$487,585	$476,985
plus: Development @ 1.1x	36,848	36,848	36,848	36,848	36,848
plus: Equity Interests @ 1.1x	26,097	26,097	26,097	26,097	26,097
plus: Cash	16,571	16,571	16,571	16,571	16,571
plus: Net Other Assets/(Liabilities)	1,464	1,464	1,464	1,464	1,464
Gross Asset Value	603,392	591,243	579,646	568,565	557,965
less: Total Debt	(393,426)	(393,426)	(393,426)	(393,426)	(393,426)
less: Liquidation Value of Preferred	(19,517)	(19,517)	(19,517)	(19,517)	(19,517)
Net Asset Value	$190,449	$178,300	$166,703	$155,622	$145,022
Common Shares/OP Units Outstanding	36,763	36,763	36,763	36,763	36,763
Net Asset Value, per share	$5.18	$4.85	$4.53	$4.23	$3.94
Current Stock Price	$4.49	$4.49	$4.49	$4.49	$4.49
Premium/(Discount) to NAV	(13.3%)	(7.4%)	(1.0%)	6.1%	13.8%

Net Asset Value Accretion/Dilution Analysis	**Acquiror Kimco**	**Target Congo**	**Pro Forma Kimco**	**Pro Forma[1] Kimco**
Gross Asset Value (Exc. Cash)	$4,173,385	$563,075	$4,736,461	$4,736,461
Cash	$43,790	$16,571	$34,816	$34,816
less: Debt	(1,288,266)	(393,426)	(1,681,692)	(1,466,771)
less: Preferred	(332,129)	(19,517)	(332,129)	(332,129)
plus: G&A Synergies capped @ 10.00%			40,000	40,000
Net Asset Value	$2,596,780	$166,703	$2,797,456	$3,012,377
Shares/Units Outstanding	63,041	36,763	67,662	72,894
Net Asset Value per Share	$41.19	$4.53	$41.34	$41.33
Kimco Current Stock Price / Congo Tender Price	$41.08	$5.16	$41.08	$41.08
Premium/(Discount) to NAV	(0.3%)	13.9%	(0.6%)	(0.6%)
Accretion/(Dilution) - ($)			$0.15	$0.13
Accretion/(Dilution) - (%)			0.4%	0.3%

(1) Pro forma for post merger equity offering to hit target leverage ratio of 30:65

Kimco Acquisition of Congo Stub

(Units in thousands, except per share data)

Summary Financial Information

	Acquiror Kimco	Target Congo Stub	Pro Forma(1) Kimco	Pro Forma(2) Kimco
Trading Information				
Share Price as of 2/16/01	$41.08	$4.49	$41.08	$41.08
2001E FFO per Share (3)	$4.46	$0.55	$4.51	$4.46
2002E FFO per Share (3)	$4.91	$0.67	$4.99	$4.93
Price/2001E FFO	9.2x	8.2x	9.1x	9.2x
Price/2002E FFO	8.4x	6.7x	8.2x	8.3x
Annual Dividend	$2.88	$0.50	$2.88	$2.88
Dividend Yield	7.0%	11.1%	7.0%	7.0%
Shares/Units for diluted FFO	63,041	36,763	67,662	69,924
Capitalization				
Shares/Units for Capitalization	63,041	36,763	67,662	69,924
Equity Capitalization	$2,589,724	$165,064	$2,779,548	$2,872,482
Liquidation Value of Preferred	332,129	19,517	332,129	332,129
Total Debt	1,288,266	217,653	1,505,919	1,412,984
Total Capitalization	$4,210,119	$402,234	$4,617,596	$4,617,596
Debt/Total Capitalization	30.6%	54.1%	32.6%	30.6%
(Debt+Preferred)/Total Cap.	38.5%	59.0%	39.8%	37.8%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

Purchase Price Calculation

Tender Price	$5.16
Tender Premium / (Discount)	15.00%
Exchange Ratio	0.126x
Target Shares	36,763
Equity Purchase Price	$189,824
% Cash Tender	0%
% Stock Tender	100.0%

Additional Assumptions

Total Transaction Costs	4,270
Target Leverage Ratio	30.6%
Gross Spread on Debt Issuance	0.0%
Gross Spread on Equity Issuance	0.0%
30-Day Libor	5.53%
Spread to Libor	2.00%
Post Merger Working Capital	20,000
G&A Synergies:	
2000 Congo Stub G&A	$3,195
G&A Synergies (%)	80.0%
Approximate G&A Savings	$2,556
G&A Savings to Model	$2,500

Merger - Sources

Congo Stub Cash	$16,571
Kimco Cash	27,216
Assumed Debt	217,653
New Kimco Debt	0
New Equity	189,824
Total Sources	$451,263

Merger - Uses

Total Transaction Costs (Acquiror & Target)	4,270
Prepay Debt	0
Assumed Debt	217,653
Pay off Preferred Equity	19,517
Cash to Buy 0.0% of Congo Stub	0
Equity to Buy 100.0% of Congo Stub	189,824
Working Capital Cash	20,000
Total Uses	$451,263

New Kimco Debt Issued for Merger

Cash Used to buy Congo Stub	0
plus: Transaction Costs	4,270
plus: Prepay Debt	0
plus: Pay-off Preferred Equity	19,517
plus: Working Capital Assumption	20,000
Fund Requirement	$43,787
less: Congo Stub Cash	(16,571)
less: Kimco Cash	(27,216)
	0.0
New Debt	$0
Interest Expense @ Libor + 2.00%	$0

New Kimco Shares Issued for Merger

New Equity Required	$189,824
Kimco Current Share Price	41.08
New Kimco Shares Issued	4,621
Current Kimco Shares/Units Outstanding	63,041
Pro Forma Kimco Shares Outstanding	67,662
Current Kimco Shares/Units Outstanding-FD	63,041
Pro Forma Kimco Shares Outstanding - FD	67,662

Leverage Neutral Analysis

Post Merger Debt Offering - Not Necessary		Post Merger Equity Offering	
Target Leverage Ratio	30.6%	Target Leverage Ratio	30.6%
Required Debt Proceeds	$0	Required Debt Paydown	$92,935
Gross Spread @ 0.0%	0	Gross Spread @ 0.0%	0
Net Proceeds	$0	**Gross Proceeds Required**	$92,935
Current Kimco Share Price	$41.08	Current Kimco Share Price	$41.08
Number of Shares to Repurchase	0	**New Shares Issued**	2,262
Prior Pro Forma Shares Outstanding	67,662	Prior Pro Forma Shares Outstanding	67,662
New Pro Forma Shares Outstanding	67,662	**New Pro Forma Shares Outstanding**	69,924
New Pro Forma Shares Outstanding-FD	67,662	**New Pro Forma Shares Outstanding-FD**	69,924

			Transaction Adjusted			Leverage Neutral Adjusted		
Kimco Captilization Table	Balance 9/31/2000	% of Cap.	Adjustments	Balance 9/31/2000 PF	% of Cap.	Adjustments	Balance Post Merger Equity Offering	% of Cap.
Cash	$43,790		($7,216)	$36,574			$36,574	
Kimco Debt	$1,288,266		0	1,288,266		(92,935)	1,195,331	
Congo Stub Debt			217,653	217,653		0	217,653	
Total Debt	$1,288,266	30.6%	$217,653	$1,505,919	32.6%	($92,935)	$1,412,984	30.6%
Preferred Equity	332,129	7.9%	0	332,129	7.2%	0	332,129	7.2%
Common Equity	2,589,724	61.5%	189,824	2,779,548	60.2%	92,935	2,872,482	62.2%
Total Capitalization	$4,210,119	100.0%	$407,477	$4,617,596	100.0%	$0	$4,617,596	100.0%

Congo Stub PF Interest Expens	Maturity	Rate	Balance 12/31/00	Adjustments	Balance 12/31/00 PF	PF Interest Savings
Cash (at 9/30/00)			16,571	($16,571)	0	
Remic Debt	6/2/02	7.75%	0	0	0	0
SEC Debt	3/1/13	9.10%	0	0	0	0
CDC Debt	12/1/02	9.25%	25,525	0	25,525	0
Mortgages		8.50%	170,677	0	170,677	0
Lenoir Mortgage	5/1/14	7.63%	3,271	0	3,271	0
Construction Loan	9/1/01	8.50%	11,480	0	11,480	0
Line of Credit	5/1/01	8.00%	6,700	0	6,700	0
Total Debt			$217,653	$0	$217,653	$0
Preferred Equity		5.50%	19,517	(19,517)	0	1,073
Total Preferred			$19,517	($19,517)	$0	$1,073

Kimco Acquisition of Congo Stub

(Units in thousands, except per share data)

Pro Forma FFO - 32.6% Leverage

	2001E	2002E
Kimco FFO per share	$4.46	$4.91
Current Shares/Units Outstanding	63,041	63,041
Kimco FFO Contribution	**$281,163**	**$309,531**
Congo Stub FFO per share	$0.55	$0.67
Current Shares/Units Outstanding	36,763	36,763
Congo Stub FFO Contribution	**$20,219**	**$24,631**
New Kimco Interest Expense	$0	$0
Savings from Paying Congo Stub	0	0
Savings from Paying Congo Stub	1,073	1,073
G&A Synergies	2,500	2,500
Pro Forma Kimco FFO	**$304,956**	**$337,736**
Pro Forma Shares Outstanding	67,662	67,662
Pro Forma FFO per share	**$4.51**	**$4.99**
Accretion / (Dilution) $	**$0.05**	**$0.08**
Accretion / (Dilution) %	**1.1%**	**1.7%**

Pro Forma FFO - Post Equity Offering - Leverage Neutral

	2001E	2002E
Previous Pro Forma FFO	$304,956	$337,736
New Int. Savings/(Exp.) @ 7.53%	6,999	6,999
New Pro Forma FFO	**$311,955**	**$344,735**
New Pro Forma Shares	69,924	69,924
New Pro Forma FFO per share	**$4.46**	**$4.93**
Accretion / (Dilution) $	**$0.00**	**$0.02**
Accretion / (Dilution) %	**0.0%**	**0.4%**

Sensitivity Analysis - Pro Forma FFO

2001 Accretion/ (Dilution) - %

		$2.50	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
Pro Forma Leverage	20.6%	(1.5%)	(2.2%)	(3.2%)	(4.2%)	(5.2%)	(6.2%)	(7.1%)
	25.6%	0.7%	(0.1%)	(1.2%)	(2.3%)	(3.3%)	(4.4%)	(5.4%)
	30.6%	3.2%	2.4%	1.2%	0.0%	(1.1%)	(2.2%)	(3.4%)
	35.6%	6.2%	5.3%	4.0%	2.7%	1.5%	0.2%	(1.0%)
	40.6%	9.7%	8.7%	7.3%	5.9%	4.5%	3.2%	1.8%
	45.6%	14.0%	12.9%	11.3%	9.8%	8.2%	6.7%	5.3%

2001 Accretion/ (Dilution) - $

		$2.50	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
Pro Forma Leverage	20.6%	($0.07)	($0.10)	($0.14)	($0.19)	($0.23)	($0.28)	($0.32)
	25.6%	$0.03	($0.00)	($0.05)	($0.10)	($0.15)	($0.19)	($0.24)
	30.6%	$0.14	$0.11	$0.05	$0.00	($0.05)	($0.10)	($0.15)
	35.6%	$0.27	$0.24	$0.18	$0.12	$0.06	$0.01	($0.04)
	40.6%	$0.43	$0.39	$0.33	$0.26	$0.20	$0.14	$0.08
	45.6%	$0.62	$0.58	$0.51	$0.44	$0.37	$0.30	$0.24

2001 Accretion/ (Dilution) - %

		$2.50	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
G&A Synergies	$1,000	2.7%	1.9%	0.7%	(0.5%)	(1.6%)	(2.7%)	(3.8%)
	$2,000	3.0%	2.2%	1.0%	(0.1%)	(1.3%)	(2.4%)	(3.5%)
	$3,000	3.4%	2.6%	1.4%	0.2%	(1.0%)	(2.1%)	(3.2%)
	$4,000	3.7%	2.9%	1.7%	0.5%	(0.6%)	(1.8%)	(2.9%)
	$5,000	4.0%	3.2%	2.0%	0.8%	(0.3%)	(1.5%)	(2.6%)
	$6,000	4.3%	3.5%	2.3%	1.2%	(0.0%)	(1.1%)	(2.3%)

2001 Accretion/ (Dilution) - $

		$2.50	$3.16	$4.16	$5.16	$6.16	$7.16	$8.16
G&A Synergies	$1,000	$0.13	$0.09	$0.04	($0.02)	($0.08)	($0.13)	($0.19)
	$2,000	$0.15	$0.11	$0.05	($0.01)	($0.06)	($0.12)	($0.17)
	$3,000	$0.16	$0.13	$0.07	$0.01	($0.05)	($0.10)	($0.16)
	$4,000	$0.18	$0.14	$0.08	$0.03	($0.03)	($0.09)	($0.14)
	$5,000	$0.20	$0.16	$0.10	$0.04	($0.02)	($0.07)	($0.13)
	$6,000	$0.21	$0.17	$0.11	$0.06	($0.00)	($0.06)	($0.11)

Kimco Acquisition of Congo Stub

(Units in thousands, except per share data)

KIMCO: Net Asset Value Analysis

Public NOI Cap Rate	8.30%	8.55%	8.80%	9.05%	9.30%
Value of Real Estate					
Real Estate Revenues	$462,904	$462,904	$462,904	$462,904	$462,904
less: Management Fee @ 2.0%	(9,258)	(9,258)	(9,258)	(9,258)	(9,258)
Private Real Estate Revenues	$453,646	$453,646	$453,646	$453,646	$453,646
less: Operating Expenses	(108,836)	(108,836)	(108,836)	(108,836)	(108,836)
Total NOI	$344,810	$344,810	$344,810	$344,810	$344,810
Real Estate Investments	$4,154,336	$4,032,865	$3,918,295	$3,810,054	$3,707,634
plus: Investment in JV's @ 1.1x	205,138	205,138	205,138	205,138	205,138
plus: Equity Interests @ 1.1x (9/30/00)	11,690	11,690	11,690	11,690	11,690
plus: Cash	43,790	43,790	43,790	43,790	43,790
plus: Net Other Assets/(Liabilities)	38,263	38,263	38,263	38,263	38,263
Gross Asset Value	4,453,217	4,331,745	4,217,175	4,108,935	4,006,514
less: Total Debt	(1,288,266)	(1,288,266)	(1,288,266)	(1,288,266)	(1,288,266)
less: Liquidation Value of Preferred	(332,129)	(332,129)	(332,129)	(332,129)	(332,129)
Net Asset Value	$2,832,822	$2,711,350	$2,596,780	$2,488,540	$2,386,119
Common Shares/OP Units Outstanding	63,041	63,041	63,041	63,041	63,041
Net Asset Value, per share	$44.94	$43.01	$41.19	$39.47	$37.85
Current Stock Price	$41.08	$41.08	$41.08	$41.08	$41.08
Premium/(Discount) to NAV	(8.6%)	(4.5%)	(0.3%)	4.1%	8.5%

CONGO STUB: Net Asset Value Analysis

Public NOI Cap Rate	10.00%	10.25%	10.50%	10.75%	11.00%
Value of Real Estate:					
Real Estate Revenues	$50,500	$50,500	$50,500	$50,500	$50,500
less: Management Fee @ 2.0%	(1,010)	(1,010)	(1,010)	(1,010)	(1,010)
Private Real Estate Revenues	$49,490	$49,490	$49,490	$49,490	$49,490
less: Operating Expenses	(12,274)	(12,274)	(12,274)	(12,274)	(12,274)
Total NOI	$37,216	$37,216	$37,216	$37,216	$37,216
Real Estate Investments	$372,165	$363,087	$354,442	$346,200	$338,331
plus: Development @ 1.1x	17,110	17,110	17,110	17,110	17,110
plus: Equity Interests @ 1.1x	26,097	26,097	26,097	26,097	26,097
plus: Cash	16,571	16,571	16,571	16,571	16,571
plus: Net Other Assets/(Liabilities)	1,464	1,464	1,464	1,464	1,464
Gross Asset Value	433,407	424,329	415,684	407,442	399,573
less: Total Debt	(217,653)	(217,653)	(217,653)	(217,653)	(217,653)
less: Liquidation Value of Preferred	(19,517)	(19,517)	(19,517)	(19,517)	(19,517)
Net Asset Value	$196,237	$187,159	$178,514	$170,272	$162,403
Common Shares/OP Units Outstanding	36,763	36,763	36,763	36,763	36,763
Net Asset Value, per share	$5.34	$5.09	$4.86	$4.63	$4.42
Current Stock Price	$4.49	$4.49	$4.49	$4.49	$4.49
Premium/(Discount) to NAV	(15.9%)	(11.8%)	(7.5%)	(3.1%)	1.6%

Net Asset Value Accretion/Dilution Analysis	Acquiror Kimco	Target Congo Stub	Pro Forma Kimco	Pro Forma[1] Kimco
Gross Asset Value (Exc. Cash)	$4,173,385	$399,113	$4,572,499	$4,572,499
Cash	$43,790	$16,571	$36,574	$36,574
less: Debt	(1,288,266)	(217,653)	(1,505,919)	(1,412,984)
less: Preferred	(332,129)	(19,517)	(332,129)	(332,129)
plus: G&A Synergies capped @ 10.00%			25,000	25,000
Net Asset Value	$2,596,780	$178,514	$2,796,025	$2,888,960
Shares/Units Outstanding	63,041	36,763	67,662	69,924
Net Asset Value per Share	$41.19	$4.86	$41.32	$41.32
Kimco Current Stock Price / Congo Stub Tender Price	$41.08	$5.16	$41.08	$41.08
Premium/(Discount) to NAV	(0.3%)	6.3%	(0.6%)	(0.6%)
Accretion/(Dilution) - ($)			$0.13	$0.12
Accretion/(Dilution) - (%)			0.3%	0.3%

(1) Pro forma for post merger equity offering to hit target leverage ratio of 30.6%

IRT Acquisition of Congo

(Units in thousands, except per share data)

Summary Financial Information

	Acquiror IRT	Target Congo	Pro Forma(1) IRT	Pro Forma(2) IRT
Trading Information				
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
2001E FFO per Share (3)	$1.26	$0.66	$1.34	$1.19
2002E FFO per Share (3)	$1.32	$0.85	$1.51	$1.33
Price/2001E FFO	7.1x	6.8x	6.7x	7.5x
Price/2002E FFO	6.8x	5.3x	5.9x	6.7x
Annual Dividend	$0.94	$0.50	$0.94	$0.94
Dividend Yield	10.5%	11.1%	10.5%	10.5%
Shares/Units for diluted FFO	32,034	36,763	50,539	64,359
Capitalization				
Shares/Units for Capitalization	32,034	36,763	50,539	64,359
Equity Capitalization	$285,743	$165,064	$450,807	$574,083
Liquidation Value of Preferred	0	19,517	0	0
Total Debt	296,295	393,426	718,405	595,129
Total Capitalization	$582,038	$578,007	$1,169,212	$1,169,212
Debt/Total Capitalization	50.9%	68.1%	61.4%	50.9%
(Debt+Preferred)/Total Cap.	50.9%	71.4%	61.4%	50.9%

(1) 100% Stock Transaction.

(2) Pro forma for post merger equity offering to make transaction leverage neutral.

(3) First Call Estimate for 2001 and CSFB estimate for 2002.

Purchase Price Calculation

Tender Price	$4.49
Tender Premium / (Discount)	0.00%
Exchange Ratio	0.503x
Target Shares	36,763
Equity Purchase Price	$165,064
% Cash Tender	0%
% Stock Tender	100.0%

Additional Assumptions

Total Transaction Costs	5,780
Target Leverage Ratio	50.9%
Gross Spread on Debt Issuance	0.0%
Gross Spread on Equity Issuance	0.0%
30-Day Libor	5.53%
Spread to Libor	2.00%
Post Merger Working Capital	20,000
G&A Synergies:	
2000 Congo G&A	$6,389
G&A Synergies (%)	65.0%
Approximate G&A Savings	$4,153
G&A Savings to Model	$4,000

Merger - Sources

Congo Cash	$16,571
IRT Cash	42
Assumed Debt	393,426
New IRT Debt	28,684
New Equity	165,064
Total Sources	$603,787

Merger - Uses

Total Transaction Costs (Acquiror & Target)	5,780
Prepay Debt	0
Assumed Debt	393,426
Pay off Preferred Equity	19,517
Cash to Buy 0.0% of Congo	0
Equity to Buy 100.0% of Congo	165,064
Working Capital Cash	20,000
Total Uses	$603,787

New IRT Debt Issued for Merger

Cash Used to buy Congo	0
plus: Transaction Costs	5,780
plus: Prepay Debt	0
plus: Pay-off Preferred Equity	19,517
plus: Working Capital Assumption	20,000
Fund Requirement	$45,297
less: Congo Cash	(16,571)
less: IRT Cash	(42)
	28,684.1
New Debt	$28,684
Interest Expense @ Libor + 2.00%	$2,160

New IRT Shares Issued for Merger

New Equity Required	$165,064
IRT Current Share Price	8.92
New IRT Shares Issued	18,505
Current IRT Shares/Units Outstanding	32,034
Pro Forma IRT Shares Outstanding	50,539
Current IRT Shares/Units Outstanding-FD	32,034
Pro Forma IRT Shares Outstanding - FD	50,539

Leverage Neutral Analysis

Post Merger Debt Offering - Not Necessary

Target Leverage Ratio	50.9%
Required Debt Proceeds	$0
Gross Spread @ 0.0%	0
Net Proceeds	$0
Current IRT Share Price	$8.92
Number of Shares to Repurchase	0
Prior Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding-FD	50,539

Post Merger Equity Offering

Target Leverage Ratio	50.9%
Required Debt Paydown	$123,276
Gross Spread @ 0.0%	0
Gross Proceeds Required	$123,276
Current IRT Share Price	$8.92
New Shares Issued	13,820
Prior Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding	64,359
New Pro Forma Shares Outstanding-FD	64,359

IRT Capitilization Table

			Transaction Adjusted			Leverage Neutral Adjusted		
IRT Capitilization Table	Balance 9/31/2000	% of Cap.	Adjustments	Balance 9/31/2000 PF	% of Cap.	Adjustments	Balance Post Merger Equity Offering	% of Cap.
Cash	$42		$19,958	$20,000			$20,000	
IRT Debt	$296,295		28,684	324,979		(123,276)	201,703	
Congo Debt			393,426	393,426		0	393,426	
Total Debt	$296,295	50.9%	$422,110	$718,405	61.4%	($123,276)	$595,129	50.9%
Preferred Equity	0	0.0%	0	0	0.0%	0	0	0.0%
Common Equity	285,743	49.1%	165,064	450,807	38.6%	123,276	574,083	49.1%
Total Capitalization	$582,038	100.0%	$587,174	$1,169,212	100.0%	$0	$1,169,212	100.0%

Congo PF Interest Expense

Congo PF Interest Expense	Maturity	Rate	Balance 12/31/00	Adjustments	Balance 12/31/00 PF	PF Interest Savings
Cash (at 9/30/00)			16,571	($16,571)	0	
Remic Debt	6/2/02	7.75%	86,398	0	86,398	0
SEC Debt	3/1/13	9.10%	66,139	0	66,139	0
CDC Debt	12/1/02	9.25%	58,925	0	58,925	0
Mortgages		8.50%	152,782	0	152,782	0
Lenoir Mortgage	5/1/14	7.63%	3,271	0	3,271	0
Contruction Loan	9/1/01	8.50%	19,211	0	19,211	0
Line of Credit	5/1/01	8.00%	6,700	0	6,700	0
Total Debt			$393,426	$0	$393,426	$0
Preferred Equity		5.50%	19,517	(19,517)	0	1,073
Total Preferred			$19,517	($19,517)	$0	$1,073

IRT Acquisition of Congo

(Units in thousands, except per share data)

Pro Forma FFO - 61.4% Leverage

	2001E	2002E
IRT FFO per share	$1.26	$1.32
Current Shares/Units Outstanding	32,034	32,034
IRT FFO Contribution	**$40,363**	**$42,285**
Congo FFO per share	$0.66	$0.85
Current Shares/Units Outstanding	36,763	36,763
Congo FFO Contribution	**$24,263**	**$31,248**
New IRT Interest Expense	($2,160)	($2,160)
Savings from Paying Congo Debt	0	0
Savings from Paying Congo Prefe	1,073	1,073
G&A Synergies	4,000	4,000
Pro Forma IRT FFO	**$67,539**	**$76,446**
Pro Forma Shares Outstanding	50,539	50,539
Pro Forma FFO per share	**$1.34**	**$1.51**
Accretion / (Dilution) $	**$0.08**	**$0.19**
Accretion / (Dilution) %	**6.1%**	**14.6%**

Pro Forma FFO - Post Equity Offering - Leverage Neutral

	2001E	2002E
Previous Pro Forma FFO	$67,539	$76,446
New Int. Savings/(Exp.) @ 7.53%	9,284	9,284
New Pro Forma FFO	**$76,824**	**$85,731**
New Pro Forma Shares	64,359	64,359
New Pro Forma FFO per share	**$1.19**	**$1.33**
Accretion / (Dilution) $	**($0.07)**	**$0.01**
Accretion / (Dilution) %	**(5.3%)**	**0.9%**

Sensitivity Analysis - Pro Forma FFO

2001 Accretion/ (Dilution) - %

		$2.00	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
	40.9%	(1.6%)	(3.8%)	(8.2%)	(12.3%)	(16.1%)	(19.7%)	(23.1%)
Pro Forma	45.9%	2.6%	0.1%	(4.6%)	(9.1%)	(13.3%)	(17.2%)	(20.9%)
Leverage	50.9%	7.6%	4.9%	(0.3%)	(5.3%)	(9.9%)	(14.2%)	(18.3%)
	55.9%	13.8%	10.8%	4.9%	(0.6%)	(5.7%)	(10.5%)	(15.1%)
	60.9%	21.5%	18.1%	11.5%	5.3%	(0.5%)	(5.9%)	(11.1%)
	65.9%	31.5%	27.6%	20.0%	13.0%	6.3%	0.1%	(5.8%)

2001 Accretion/ (Dilution) - $

		$2.00	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
	40.9%	($0.02)	($0.05)	($0.10)	($0.15)	($0.20)	($0.25)	($0.29)
Pro Forma	45.9%	$0.03	$0.00	($0.06)	($0.11)	($0.17)	($0.22)	($0.26)
Leverage	50.9%	$0.10	$0.06	($0.00)	($0.07)	($0.12)	($0.18)	($0.23)
	55.9%	$0.17	$0.14	$0.06	($0.01)	($0.07)	($0.13)	($0.19)
	60.9%	$0.27	$0.23	$0.14	$0.07	($0.01)	($0.07)	($0.14)
	65.9%	$0.40	$0.35	$0.25	$0.16	$0.08	$0.00	($0.07)

2001 Accretion/ (Dilution) - %

		$2.00	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
	$1,000	3.6%	1.0%	(4.2%)	(9.0%)	(13.5%)	(17.7%)	(21.7%)
G&A	$2,000	4.9%	2.3%	(2.9%)	(7.7%)	(12.3%)	(16.5%)	(20.6%)
Synergies	$3,000	6.3%	3.6%	(1.6%)	(6.5%)	(11.1%)	(15.4%)	(19.4%)
	$4,000	7.6%	4.9%	(0.3%)	(5.3%)	(9.9%)	(14.2%)	(18.3%)
	$5,000	9.0%	6.2%	0.9%	(4.0%)	(8.7%)	(13.1%)	(17.2%)
	$6,000	10.3%	7.5%	2.2%	(2.8%)	(7.5%)	(11.9%)	(16.1%)

2001 Accretion/ (Dilution) - $

		$2.00	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
	$1,000	$0.05	$0.01	($0.05)	($0.12)	($0.18)	($0.23)	($0.29)
G&A	$2,000	$0.07	$0.03	($0.04)	($0.10)	($0.16)	($0.22)	($0.27)
Synergies	$3,000	$0.08	$0.05	($0.02)	($0.09)	($0.15)	($0.20)	($0.26)
	$4,000	$0.10	$0.06	($0.00)	($0.07)	($0.13)	($0.19)	($0.24)
	$5,000	$0.12	$0.08	$0.01	($0.05)	($0.11)	($0.17)	($0.23)
	$6,000	$0.14	$0.10	$0.03	($0.04)	($0.10)	($0.16)	($0.21)

IRT Acquisition of Congo

(Data in thousands, except per share data)

IRT: Net Asset Value Analysis

Public NOI Cap Rate	10.50%	10.75%	11.00%	11.25%	11.50%
Value of Real Estate					
Real Estate Revenues	$86,952	$86,952	$86,952	$86,952	$86,952
less: Management Fee @ 2.0%	(1,739)	(1,739)	(1,739)	(1,739)	(1,739)
Private Real Estate Revenues	$85,213	$85,213	$85,213	$85,213	$85,213
less: Operating Expenses	(19,656)	(19,656)	(19,656)	(19,656)	(19,656)
Total NOI	$65,557	$65,557	$65,557	$65,557	$65,557
Real Estate Investments	$624,352	$609,832	$595,972	$582,729	$570,061
plus: Investment in direct financing leases @ 1.1x	4,294	4,294	4,294	4,294	4,294
plus: Equity Investment in & advances to unconsoli	11,643	11,643	11,643	11,643	11,643
plus: Cash	42	42	42	42	42
plus: Net Other Assets/(Liabilities)	1,818	1,818	1,818	1,818	1,818
Gross Asset Value	642,149	627,629	613,769	600,526	587,858
less: Total Debt	(296,295)	(296,295)	(296,295)	(296,295)	(296,295)
less: Liquidation Value of Preferred	0	0	0	0	0
Net Asset Value	$345,854	$331,334	$317,474	$304,231	$291,563
Common Shares/OP Units Outstanding	32,034	32,034	32,034	32,034	32,034
Net Asset Value, per share	$10.80	$10.34	$9.91	$9.50	$9.10
Current Stock Price	$8.92	$8.92	$8.92	$8.92	$8.92
Premium/(Discount) to NAV	(17.4%)	(13.8%)	(10.0%)	(6.1%)	(2.0%)

CONGO: Net Asset Value Analysis

Public NOI Cap Rate	10.50%	10.75%	11.00%	11.25%	11.50%
Value of Real Estate:					
Real Estate Revenues	$86,736	$86,736	$86,736	$86,736	$86,736
less: Management Fee @ 2.0%	(1,735)	(1,735)	(1,735)	(1,735)	(1,735)
Private Real Estate Revenues	$85,001	$85,001	$85,001	$85,001	$85,001
less: Operating Expenses	(30,148)	(30,148)	(30,148)	(30,148)	(30,148)
Total NOI	$54,853	$54,853	$54,853	$54,853	$54,853
Real Estate Investments	$522,412	$510,263	$498,666	$487,585	$476,985
plus: Development @ 1.1x	36,848	36,848	36,848	36,848	36,848
plus: Equity Interests @ 1.1x	26,097	26,097	26,097	26,097	26,097
plus: Cash	16,571	16,571	16,571	16,571	16,571
plus: Net Other Assets/(Liabilities)	1,464	1,464	1,464	1,464	1,464
Gross Asset Value	603,392	591,243	579,646	568,565	557,965
less: Total Debt	(393,426)	(393,426)	(393,426)	(393,426)	(393,426)
less: Liquidation Value of Preferred	(19,517)	(19,517)	(19,517)	(19,517)	(19,517)
Net Asset Value	$190,449	$178,300	$166,703	$155,622	$145,022
Common Shares/OP Units Outstanding	36,763	36,763	36,763	36,763	36,763
Net Asset Value, per share	$5.18	$4.85	$4.53	$4.23	$3.94
Current Stock Price	$4.49	$4.49	$4.49	$4.49	$4.49
Premium/(Discount) to NAV	(13.3%)	(7.4%)	(1.0%)	6.1%	13.8%

Net Asset Value Accretion/Dilution Analysis	Acquiror IRT	Target Congo	Pro Forma IRT	Pro Forma[1] IRT
Gross Asset Value (Exc. Cash)	$613,727	$563,075	$1,176,803	$1,176,803
Cash	$42	$16,571	$20,000	$20,000
less: Debt	(296,295)	(393,426)	(718,405)	(595,129)
less: Preferred	0	(19,517)	0	0
plus: G&A Synergies capped @ 10.00%			40,000	40,000
Net Asset Value	$317,474	$166,703	$518,397	$641,673
Shares/Units Outstanding	32,034	36,763	50,539	64,359
Net Asset Value per Share	$9.91	$4.53	$10.26	$9.97
IRT Current Stock Price / Congo Tender Price	$8.92	$4.49	$8.92	$8.92
Premium/(Discount) to NAV	(10.0%)	(1.0%)	(13.0%)	(10.5%)
Accretion/(Dilution) - ($)			$0.35	$0.06
Accretion/(Dilution) - (%)			3.5%	0.6%

(1) Pro forma for post merger equity offering to hit target leverage ratio of 50.9%

IRT Acquisition of Congo Stub

(Data in thousands, except per share data)

Summary Financial Information

	Acquiror IRT	Target Congo Stub	Pro Forma[1] IRT	Pro Forma[2] IRT
Trading Information				
Share Price as of 2/16/01	$8.92	$4.49	$8.92	$8.92
2001E FFO per Share (3)	$1.26	$0.55	$1.23	$1.19
2002E FFO per Share (3)	$1.32	$0.67	$1.35	$1.30
Price/2001E FFO	7.1x	8.2x	7.3x	7.5x
Price/2002E FFO	6.8x	6.7x	6.6x	6.8x
Annual Dividend	$0.94	$0.50	$0.94	$0.94
Dividend Yield	10.5%	11.1%	10.5%	10.5%
Shares/Units for diluted FFO	32,034	36,763	50,539	54,587
Capitalization				
Shares/Units for Capitalization	32,034	36,763	50,539	54,587
Equity Capitalization	$285,743	$165,064	$450,807	$486,916
Liquidation Value of Preferred	0	19,517	0	0
Total Debt	296,295	217,653	540,874	504,766
Total Capitalization	$582,038	$402,234	$991,682	$991,682
Debt/Total Capitalization	50.9%	54.1%	54.5%	50.9%
(Debt+Preferred)/Total Cap.	50.9%	59.0%	54.5%	50.9%

(1) 100% Stock Transaction.
(2) Pro forma for post merger equity offering to make transaction leverage neutral.
(3) First Call Estimate for 2001 and CSFB estimate for 2002.

Purchase Price Calculation

Tender Price	$4.49
Tender Premium / (Discount)	0.00%
Exchange Ratio	0.503x
Target Shares	36,763
Equity Purchase Price	$165,064
% Cash Tender	0%
% Stock Tender	100.0%

Additional Assumptions

Total Transaction Costs	4,022
Target Leverage Ratio	50.9%
Gross Spread on Debt Issuance	0.0%
Gross Spread on Equity Issuance	0.0%
30-Day Libor	5.53%
Spread to Libor	2.00%
Post Merger Working Capital	20,000
G&A Synergies:	
2000 Congo Stub G&A	$3,195
G&A Synergies (%)	80.0%
Approximate G&A Savings	$2,556
G&A Savings to Model	$2,500

Merger - Sources

Congo Stub Cash	$16,571
IRT Cash	42
Assumed Debt	217,653
New IRT Debt	26,926
New Equity	165,064
Total Sources	$426,256

Merger - Uses

Total Transaction Costs (Acquiror & Target)	4,022
Prepay Debt	0
Assumed Debt	217,653
Pay off Preferred Equity	19,517
Cash to Buy 0.0% of Congo Stub	0
Equity to Buy 100.0% of Congo Stub	165,064
Working Capital Cash	20,000
Total Uses	$426,256

New IRT Debt Issued for Merger

Cash Used to buy Congo Stub	0
plus: Transaction Costs	4,022
plus: Prepay Debt	0
plus: Pay-off Preferred Equity	19,517
plus: Working Capital Assumption	20,000
Fund Requirement	$43,539
less: Congo Stub Cash	(16,571)
less: IRT Cash	(42)
	26,926.3
New Debt	$26,926
Interest Expense @ Libor + 2.00%	$2,028

New IRT Shares Issued for Merger

New Equity Required	$165,064
IRT Current Share Price	8.92
New IRT Shares Issued	18,505
Current IRT Shares/Units Outstanding	32,034
Pro Forma IRT Shares Outstanding	50,539
Current IRT Shares/Units Outstanding-FD	32,034
Pro Forma IRT Shares Outstanding - FD	50,539

Leverage Neutral Analysis

Post Merger Debt Offering - Not Necessary

Target Leverage Ratio	50.9%
Required Debt Proceeds	$0
Gross Spread @ 0.0%	0
Net Proceeds	$0
Current IRT Share Price	$8.92
Number of Shares to Repurchase	0
Prior Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding-FD	50,539

Post Merger Equity Offering

Target Leverage Ratio	50.9%
Required Debt Paydown	$36,108
Gross Spread @ 0.0%	0
Gross Proceeds Required	$36,108
Current IRT Share Price	$8.92
New Shares Issued	4,048
Prior Pro Forma Shares Outstanding	50,539
New Pro Forma Shares Outstanding	54,587
New Pro Forma Shares Outstanding-FD	54,587

			Transaction Adjusted			Leverage Neutral Adjusted		
IRT Capitlization Table	Balance 9/31/2000	% of Cap.	Adjustments	Balance 9/31/2000 PF	% of Cap.	Adjustments	Balance Post Merger Equity Offering	% of Cap.
Cash	$42		$19,958	$20,000			$20,000	
IRT Debt	$296,295		26,926	323,221		(36,108)	287,113	
Congo Stub Debt			217,653	217,653		0	217,653	
Total Debt	$296,295	50.9%	$244,579	$540,874	54.5%	($36,108)	$504,766	50.9%
Preferred Equity	0	0.0%	0	0	0.0%	0	0	0.0%
Common Equity	285,743	49.1%	165,064	450,807	45.5%	36,108	486,916	49.1%
Total Capitalization	$582,038	100.0%	$409,643	$991,682	100.0%	$0	$991,682	100.0%

Congo Stub PF Interest Expense	Maturity	Rate	Balance 12/31/00	Adjustments	Balance 12/31/00 PF	PF Interest Savings
Cash (at 9/30/00)			16,571	($16,571)	0	
Remic Debt	6/2/02	7.75%	0	0	0	0
SEC Debt	3/1/13	9.10%	0	0	0	0
CDC Debt	12/1/02	9.25%	25,525	0	25,525	0
Mortgages		8.50%	170,677	0	170,677	0
Lenoir Mortgage	5/1/14	7.63%	3,271	0	3,271	0
Contruction Loan	9/1/01	8.50%	11,480	0	11,480	0
Line of Credit	5/1/01	8.00%	6,700	0	6,700	0
Total Debt			$217,653	$0	$217,653	$0
Preferred Equity		5.50%	19,517	(19,517)	0	1,073
Total Preferred			$19,517	($19,517)	$0	$1,073

IRT Acquisition of Congo Stub

(Units in thousands, except per share data)

Pro Forma FFO - 54.5% Leverage

	2001E	2002E
IRT FFO per share	$1.26	$1.32
Current Shares/Units Outstanding	32,034	32,034
IRT FFO Contribution	**$40,363**	**$42,285**
Congo Stub FFO per share	$0.55	$0.67
Current Shares/Units Outstanding	36,763	36,763
Congo Stub FFO Contribution	**$20,219**	**$24,631**
New IRT Interest Expense	($2,028)	($2,028)
Savings from Paying Congo Stub	0	0
Savings from Paying Congo Stub	1,073	1,073
G&A Synergies	2,500	2,500
Pro Forma IRT FFO	**$62,128**	**$68,461**
Pro Forma Shares Outstanding	50,539	50,539
Pro Forma FFO per share	**$1.23**	**$1.35**
Accretion / (Dilution) $	**($0.03)**	**$0.03**
Accretion / (Dilution) %	**(2.4%)**	**2.6%**

Pro Forma FFO - Post Equity Offering - Leverage Neutral

	2001E	2002E
Previous Pro Forma FFO	$62,128	$68,461
New Int. Savings/(Exp.) @ 7.53%	2,719	2,719
New Pro Forma FFO	**$64,847**	**$71,181**
New Pro Forma Shares	54,587	54,587
New Pro Forma FFO per share	**$1.19**	**$1.30**
Accretion / (Dilution) $	**($0.07)**	**($0.02)**
Accretion / (Dilution) %	**(5.7%)**	**(1.2%)**

Sensitivity Analysis - Pro Forma FFO

2001 Accretion/ (Dilution) - %

		$2.50	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
Pro Forma Leverage	40.9%	(2.6%)	(2.6%)	(7.8%)	(12.6%)	(17.1%)	(21.3%)	(25.2%)
	45.9%	1.4%	1.5%	(4.2%)	(9.5%)	(14.4%)	(19.0%)	(23.2%)
	50.9%	6.3%	6.4%	0.1%	(5.7%)	(11.1%)	(16.1%)	(20.8%)
	55.9%	12.3%	12.4%	5.4%	(1.1%)	(7.1%)	(12.7%)	(17.9%)
	60.9%	19.9%	20.0%	12.1%	4.8%	(2.0%)	(8.3%)	(14.2%)
	65.9%	29.6%	29.7%	20.7%	12.3%	4.5%	(2.7%)	(9.4%)

2001 Accretion/ (Dilution) - $

		$2.50	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
Pro Forma Leverage	40.9%	($0.03)	($0.03)	($0.10)	($0.16)	($0.22)	($0.27)	($0.32)
	45.9%	$0.02	$0.02	($0.05)	($0.12)	($0.18)	($0.24)	($0.29)
	50.9%	$0.08	$0.08	$0.00	($0.07)	($0.14)	($0.20)	($0.26)
	55.9%	$0.16	$0.16	$0.07	($0.01)	($0.09)	($0.16)	($0.23)
	60.9%	$0.25	$0.25	$0.15	$0.06	($0.03)	($0.10)	($0.18)
	65.9%	$0.37	$0.37	$0.26	$0.16	$0.06	($0.03)	($0.12)

2001 Accretion/ (Dilution) - %

		$2.50	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
G&A Synergies	$1,000	4.0%	4.0%	(2.2%)	(7.9%)	(13.2%)	(18.2%)	(22.8%)
	$2,000	5.5%	5.6%	(0.7%)	(6.4%)	(11.8%)	(16.8%)	(21.5%)
	$3,000	7.1%	7.2%	0.9%	(5.0%)	(10.4%)	(15.5%)	(20.2%)
	$4,000	8.7%	8.7%	2.4%	(3.5%)	(9.0%)	(14.1%)	(18.9%)
	$5,000	10.3%	10.3%	3.9%	(2.1%)	(7.6%)	(12.8%)	(17.6%)
	$6,000	11.8%	11.9%	5.4%	(0.6%)	(6.2%)	(11.4%)	(16.2%)

2001 Accretion/ (Dilution) - $

		$2.50	$2.49	$3.49	$4.49	$5.49	$6.49	$7.49
G&A Synergies	$1,000	$0.05	$0.05	($0.03)	($0.10)	($0.17)	($0.24)	($0.30)
	$2,000	$0.07	$0.07	($0.01)	($0.09)	($0.16)	($0.22)	($0.28)
	$3,000	$0.09	$0.09	$0.01	($0.07)	($0.14)	($0.20)	($0.27)
	$4,000	$0.11	$0.12	$0.03	($0.05)	($0.12)	($0.19)	($0.25)
	$5,000	$0.14	$0.14	$0.05	($0.03)	($0.10)	($0.17)	($0.23)
	$6,000	$0.16	$0.16	$0.07	($0.01)	($0.08)	($0.15)	($0.21)

IRT Acquisition of Congo Stub

(Units in thousands, except per share data)

IRT: Net Asset Value Analysis

Public NOI Cap Rate	10.50%	10.75%	11.00%	11.25%	11.50%
Value of Real Estate					
Real Estate Revenues	$86,952	$86,952	$86,952	$86,952	$86,952
less: Management Fee @ 2.0%	(1,739)	(1,739)	(1,739)	(1,739)	(1,739)
Private Real Estate Revenues	$85,213	$85,213	$85,213	$85,213	$85,213
less: Operating Expenses	(19,656)	(19,656)	(19,656)	(19,656)	(19,656)
Total NOI	$65,557	$65,557	$65,557	$65,557	$65,557
Real Estate Investments	$624,352	$609,832	$595,972	$582,729	$570,061
plus: Investment in JV's @ 1.1x	4,294	4,294	4,294	4,294	4,294
plus: Equity Interests @ 1.1x (9/30/00)	11,643	11,643	11,643	11,643	11,643
plus: Cash	42	42	42	42	42
plus: Net Other Assets/(Liabilities)	1,818	1,818	1,818	1,818	1,818
Gross Asset Value	642,149	627,629	613,769	600,526	587,858
less: Total Debt	(296,295)	(296,295)	(296,295)	(296,295)	(296,295)
less: Liquidation Value of Preferred	0	0	0	0	0
Net Asset Value	$345,854	$331,334	$317,474	$304,231	$291,563
Common Shares/OP Units Outstanding	32,034	32,034	32,034	32,034	32,034
Net Asset Value, per share	$10.80	$10.34	$9.91	$9.50	$9.10
Current Stock Price	$8.92	$8.92	$8.92	$8.92	$8.92
Premium/(Discount) to NAV	(17.4%)	(13.8%)	(10.0%)	(6.1%)	(2.0%)

CONGO STUB: Net Asset Value Analysis

Public NOI Cap Rate	10.00%	10.25%	10.50%	10.75%	11.00%
Value of Real Estate:					
Real Estate Revenues	$50,500	$50,500	$50,500	$50,500	$50,500
less: Management Fee @ 2.0%	(1,010)	(1,010)	(1,010)	(1,010)	(1,010)
Private Real Estate Revenues	$49,490	$49,490	$49,490	$49,490	$49,490
less: Operating Expenses	(12,274)	(12,274)	(12,274)	(12,274)	(12,274)
Total NOI	$37,216	$37,216	$37,216	$37,216	$37,216
Real Estate Investments	$372,165	$363,087	$354,442	$346,200	$338,331
plus: Development @ 1.1x	17,110	17,110	17,110	17,110	17,110
plus: Equity Interests @ 1.1x	26,097	26,097	26,097	26,097	26,097
plus: Cash	16,571	16,571	16,571	16,571	16,571
plus: Net Other Assets/(Liabilities)	1,464	1,464	1,464	1,464	1,464
Gross Asset Value	433,407	424,329	415,684	407,442	399,573
less: Total Debt	(217,653)	(217,653)	(217,653)	(217,653)	(217,653)
less: Liquidation Value of Preferred	(19,517)	(19,517)	(19,517)	(19,517)	(19,517)
Net Asset Value	$196,237	$187,159	$178,514	$170,272	$162,403
Common Shares/OP Units Outstanding	36,763	36,763	36,763	36,763	36,763
Net Asset Value, per share	$5.34	$5.09	$4.86	$4.63	$4.42
Current Stock Price	$4.49	$4.49	$4.49	$4.49	$4.49
Premium/(Discount) to NAV	(15.9%)	(11.8%)	(7.5%)	(3.1%)	1.6%

Net Asset Value Accretion/Dilution Analysis	Acquiror IRT	Target Congo Stub	Pro Forma IRT	Pro Forma[1] IRT
Gross Asset Value (Exc. Cash)	$613,727	$399,113	$1,012,841	$1,012,841
Cash	$42	$16,571	$20,000	$20,000
less: Debt	(296,295)	(217,653)	(540,874)	(504,766)
less: Preferred	0	(19,517)	0	0
plus: G&A Synergies capped @ 10.00%			25,000	25,000
Net Asset Value	$317,474	$178,514	$516,966	$553,075
Shares/Units Outstanding	32,034	36,763	50,539	54,587
Net Asset Value per Share	$9.91	$4.86	$10.23	$10.13
IRT Current Stock Price / Congo Stub Tender Price	$8.92	$4.49	$8.92	$8.92
Premium/(Discount) to NAV	(10.0%)	(7.5%)	(12.8%)	(12.0%)
Accretion/(Dilution) - ($)			$0.32	$0.22
Accretion/(Dilution) - (%)			3.2%	2.2%

(1) Pro forma for post merger equity offering to hit target leverage ratio of 50.9%